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MERRILL LYNCH SERIES FUND, INC.
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THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
US TREASURY SECURITIES, SERIES A, B, C, D, E,
F, G, H, I, J, K AND L

2000 ANNUAL REPORT
DECEMBER 31, 2000
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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 2000
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DEAR SHAREHOLDER:

We are pleased to submit this annual report for Merrill Lynch Series Fund, Inc., in which we provide a fiscal year in review for each Portfolio and outline our views of the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserve Portfolio, can be found in the tables on pages 13 - 18 of this report to shareholders.

BALANCED PORTFOLIO

The performance of the Portfolio during the fiscal year ended December 31, 2000 reflected market conditions that were virtually opposite of those that existed during 1999. The Portfolio's US fixed-income representation, which was expanded throughout the period, provided a positive return for the year as bonds were viewed as a safe haven from the tumultuous equity market. The outstanding performance of the Portfolio's bond commitments offset much of the negative return from our equity holdings, resulting in an overall Portfolio return that was significantly better than that provided by the US equity market, as measured by the unmanaged Standard & Poor's 500 Composite Index. Our considerable representation in new economy sectors had a negative impact on performance throughout most of the year. Although these equities experienced rallies after the first quarter of 2000, they encountered renewed bouts of weakness late in the year, particularly during November and December.

As of December 31, 2000, the Portfolio's asset allocation was: US bonds, 43% of net assets; US equities, 51%; and cash reserves, 6%. We continued to augment the Portfolio's US bond representation during the second half of 2000, increasing our fixed-income representation from 40% of net assets to 43%. We maintained a defensive average duration for our US bond holdings of approximately four years. At the same time, we reduced the Portfolio's US equity commitment from 57% of net assets to 51%. We retained substantial assets in new economy sectors, including technology, since we believe pessimism toward many companies in this area is overdone.

The prospects for avoiding a hard landing in the US economy have improved following the reduction of key interest rates by the Federal Reserve Board in early January 2001. However, since volatility is likely to persist in global equity markets, we will continue to pursue a high degree of diversification within the Portfolio. Areas outside the new economy where we have maintained a significant representation include the healthcare, consumer staples and financial sectors.

CAPITAL STOCK PORTFOLIO

The performance of the Portfolio during the fiscal year ended December 31, 2000 reflected market conditions that were virtually opposite of those that existed during 1999. We had maintained a significant commitment to new economy sectors, including technology, business services and telecommunications equipment, which posted above-average returns in 1999. However, these sectors were hard hit throughout most of 2000, contributing to the Portfolio's modest underperformance of the benchmark Standard & Poor's 500 Composite Index for the year. Although the new economy sectors experienced rallies after the first quarter of 2000, they encountered renewed bouts of weakness late in the year, particularly during November and December. We also increased the Portfolio's weightings in more defensive and old economy sectors, including financial services, energy, consumer staples and healthcare. While these sectors performed well, their strength was insufficient to compensate for the weakness in technology and related areas for the 12 months as a whole.

As of December 31, 2000, the Portfolio's asset allocation was: US equities, 80% of net assets; foreign equities, 6%; and cash reserves, 14%. During the second half of 2000, we reduced the

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 2000  (Continued)
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Portfolio's foreign equity representation from 13% of net assets to 6% and assumed a more defensive position, increasing our cash reserves from 6% to 14% of Portfolio value. We view this increase in reserves as a temporary measure and expect to recommit cash to common stocks as opportunities arise.

While evidence continues to indicate that US economic growth is slowing, we still contend that the slowdown will be gradual and that a hard landing of the US economy is unlikely. In fact, the prospects for avoiding a hard landing improved following the reduction of key interest rates by the Federal Reserve Board in early January 2001. Based on this assessment, we have retained significant assets in new economy sectors, including technology. We believe the pessimism toward many companies in this area is overdone. However, because volatility is likely to persist in the US stock market, we will continue to pursue a high degree of diversification within the Portfolio. Areas outside the new economy where we have maintained significant representation include the healthcare, consumer staples and financial sectors.

GLOBAL STRATEGY PORTFOLIO

The performance of the Portfolio during the fiscal year ended December 31, 2000 reflected market conditions that were virtually opposite of those that existed during 1999. Globally, we maintained a significant commitment to new economy sectors, including technology, business services, telecommunications equipment and telecommunications services. These sectors, which outperformed throughout 1999, were hard hit between March and December of 2000, contributing to the Portfolio's underperformance relative to its unmanaged blended benchmark (which is an equally weighted blend of the Morgan Stanley Capital International EAFE Index, the Salomon Smith Barney World Government Bond Index and the Three-Month US Treasury Index) for the 12-month period. Although the new economy sectors rallied after the first quarter of 2000, they encountered renewed bouts of weakness late in the year, particularly during November and December. A second factor that negatively affected the Portfolio's performance was weakness in European currencies during much of 2000, with only a partial reversal taking place late in the year. Our fixed-income commitments provided a positive return for the year, significantly outperforming US and foreign equities. However, the strength of our bond commitments was insufficient to offset the negative return of the Portfolio's common stock holdings.

As of December 31, 2000, the Portfolio's asset allocation was: foreign equities, 38% of net assets; US equities, 33%; foreign bonds, 20%; US bonds, 2%; and cash reserves, 7%. We continued to trim our foreign equity commitments in favor of US common stocks during the second half of 2000. During the six months ended December 31, 2000, foreign equities were reduced from 47% of net assets to 38%, while US equities were increased from 27% to 33%.

Although evidence continues to indicate that global economic growth is slowing, we still contend that the slowdown will be gradual and that a hard landing is unlikely. In the United States, prospects for avoiding a hard landing improved following the reduction of key interest rates by the Federal Reserve Board in early January 2001. Based on this assessment, we have retained significant assets in new economy sectors, including technology. We believe the pessimism toward many companies in this area is overdone. However, because volatility is likely to persist in global equity markets, we will continue to pursue a high degree of diversification within the Portfolio.

In the Portfolio's fixed-income sector, we took advantage of a rally in the US bond market to reduce our weighting in the sector from 11% of net assets to 2% during the latter part of 2000. Proceeds were used to increase our foreign bond commitment from 9% to 20%. Within the foreign bond sector, we expanded our position in euro-denominated obligations and established positions in New Zealand and Japan. We continued to partially hedge our positions in Japanese equities and bonds

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 2000  (Continued)
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back to US dollars, given expectations that the Japanese yen would continue to weaken relative to the US dollar.

GROWTH STOCK PORTFOLIO

For the fiscal year ended December 31, 2000, Growth Stock Portfolio had a total return of -6.38%. This compared to total returns of -9.10% for the unmanaged Standard & Poor's 500 Composite Index and -16.23% for actively managed portfolios in the Lipper Large Cap Growth Funds Average for the same period.

The Portfolio's relative good performance may be attributed to our emphasis on stocks in technology industries from the start of the year until late August. At that time, we initiated a shift away from technology companies in favor of the pharmaceuticals, insurance, banking and financial services, retailing, beverage, energy and oil services industries. Many of our holdings in these industries had comparatively good stock price performance during the remainder of the calendar year.

At December 31, 2000, the Portfolio's top five industries were: pharmaceuticals, 13.6% of net assets; energy, 9.0%; insurance, 8.9%; banking and financial, 7.6%; and retail specialty, 7.6%. Our top ten equity holdings at year-end 2000 were:
General Electric Company, our largest holding at 5.2% of net assets, followed by American International Group, Inc., Pfizer Inc., Wal-Mart Stores, Inc., Merck & Co., Inc., Enron Corp., The Home Depot Inc., Wells Fargo Company, Pharmacia Corporation and CVS Corporation.

In our opinion, the relatively tight monetary policy rendered by the US Federal Reserve Board throughout the year 2000 had a negative impact on stock market valuations. Entering the new year, we are hopeful that the January 2001 interest rate cut by the Federal Reserve Board and the prospects of consumer income tax reductions at the Federal Government level may improve the outlook for stock market valuations going forward.

HIGH YIELD PORTFOLIO

The six months ended December 31, 2000 represented a difficult and volatile period for the high-yield sector. Beginning in September, the market was battered by a confluence of negative factors, including a sharp correction in the equity markets, a rising level of credit distress, relentless mutual fund outflows and limited market making by dealers (particularly following news that Morgan Stanley Dean Witter had sustained large trading losses on high-yield bond inventories). Conditions had become so grim that November 2000 produced one of the worst monthly returns in the history of the high-yield asset class. By early December, the yield on the unmanaged Credit Suisse First Boston (CSFB) Global High Yield Index reached an astounding 15.21%, with a spread to US Treasury securities of 957 basis points. (The current yield was 13.44%.) These hefty yields appeared to reignite investor interest in the sector, and high-yield funds finally saw some weekly inflows. This, coupled with a limited number of new issues, resulted in a gapping-up in bond prices, particularly among the large, better-quality credits. (Although December produced a solid return of +2.01%, the CSFB Global High Yield Index ended the six-month period with a return of -4.41%. For the year ended December 31, 2000, the Index's return of -5.14% was the worst since 1990.)

The poor returns within the high-yield universe for both the six-month and 12-month periods ended December 31, 2000 were precipitated by the large number of credit blowups that followed from poor operating results. Despite a strong economy, the distress ratio as of mid-December stood at 32.8%, up from 27.9% one month earlier. (This ratio represents the percentage of issues in a universe of 1,464 issues tracked by Merrill Lynch High Yield Research that trade at a spread to Treasury securities of over 1,000 basis points.) The distress ratio rose steadily throughout the year, reaching its highest level since it hit 33.2% in September 1991. The latter half of the year witnessed

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 2000  (Continued)
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numerous credit casualties in the steel, automotive and telecommunications sectors, particularly among build-out phase enterprises. The trailing 12-month default rate (on a percentage-of-issuer basis) reported by Moody's Risk Management Services rose to 5.39% in November, from a revised 5.05% in October. While down from the year's peak of 5.82% in April, Moody's is projecting that the series for the 12 months ended November 2001 will rise to 9.1%.

Many of these bankruptcies received coverage in the popular press, which may have contributed to retail investors' profound lack of interest in the high-yield asset class. Even with December flows into high-yield mutual funds of $340 million, for the year 2000, outflows totaled a remarkable $11.5 billion. Not surprisingly, the demand for new issues was muted, and the more highly speculative issuers found the market closed to them as the year drew on. The year 2000 saw 135 new issues raise proceeds of $41.6 billion, down from 383 issues in 1999, which raised $94.7 billion.

Against this backdrop, the Portfolio had a total return of -5.14% for the year ended December 31, 2000, which was comparable to the CSFB Global High Yield Index's return of -5.21%. For the same period, the return on ten-year US Treasury securities was +14.95%. During the 12 months, Portfolio performance suffered because of an overweighted position in the paper and packaging sectors, which were pummeled by falling prices and higher resin costs, respectively. The Portfolio was also hurt by deterioration in selected credits, including Wheeling Pittsburgh Corp., RBX Corp. and AMF Bowling Worldwide Inc., all of which filed for bankruptcy during the year. The Portfolio's heavy overweighting in the utility/independent power producer sector aided performance, as this sector recorded a return of more than 7% for the year. Our limited exposure to the entertainment and fixed communications sector proved beneficial, as these areas had returns of -25.8% and -22.9%, respectively. A premium tender by packaging manufacturer Tekni-Plex Inc., a major holding, also served the Portfolio well. Unfortunately, the high-yield market of 2000 severely punished bond prices for those credits with disappointing news. Bonds seemed to fall further than in previous years, perhaps reflecting the illiquidity of the market and diminished involvement on the part of distressed institutional investors.

For the six months ended December 31, 2000, the Portfolio had a total return of -4.33%, comparable to the CSFB Global High Yield Index's return of -4.41%. The latter half of the year saw severe credit deterioration in the industrial sector of the economy, including automotive, steel and manufacturing. The Portfolio's overweighted position in the general industrial category was a drag on performance. A few of our bond holdings dropped sharply in price in response to credit-specific events. These included Owens-Illinois Inc. and Crown Cork & Seal Company, both of which were penalized by investors' growing aversion to credits with any sort of asbestos exposure; Indesco International, a trigger spray manufacturer that filed for bankruptcy in October following problems with acquisition integration; and Wheeling Pittsburgh, our only steel holding, which filed for bankruptcy in November. In contrast, the bonds of water utility Azurix Corporation, a major Portfolio holding, advanced dramatically throughout the fourth quarter as investors speculated that part-owner Enron Corp. would make an offer to acquire the company. Such an offer emerged in December. Early in the six-month period, a premium tender for the bonds of Applied Power Inc. also helped enhance performance.

With a rather limited new-issue market, those transactions that came to market tended to be seasoned issuers. Often, these transactions would be well oversubscribed. Due to cash constraints, our participation was limited. Our largest purchases in the new-issue market were the bonds of Seagate Technology LLC (a privately held disk driver maker) and Mandalay Resort Group (gaming). In the secondary market, we focused primarily on large liquid issuers, such as Allied Waste North America (waste management), Charter Communications Holdings (cable) and Premier Parks (entertainment). We established new positions in the bonds of some smaller credits, including Millar Western (a

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 2000  (Continued)
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Canadian forest products concern) and Forest City Enterprises (real estate).
While somewhat less liquid, we believe these bonds represent good relative value.

On the sell side, we disposed of our positions in Chancellor Media Corp. (at a substantial premium to par) and Petroleo Brasileiro SA. Chancellor's bonds had moved out of the high-yield universe, while the Petrobras bonds appeared fully valued, in our opinion, given the price of oil at the time. Our August sale of the Portfolio's position in Federal-Mogul Corporation proved most timely, as those bonds fell some 50 points since the transaction date.

At year end, communications and media remained our largest broad industry category, representing 32.4% of the Portfolio's long-term holdings. Of the more narrowly classified sectors, our largest industries as of December 31, 2000 were: cable (domestic and international), 12.7%; paper and packaging, 10.0%; utilities and independent power producers, 9.8%; and mobile communications, 9.7%. Foreign bonds comprised 23.3% of the Portfolio, with emerging market issues (mostly Latin American corporates) accounting for 11.7% of long-term holdings. The average portfolio maturity at year-end was six years, four months, and cash and cash equivalents amounted to 8.4% of market value.

The prevailing tone in the high-yield market carried into early January 2001, aided by the Federal Reserve Board's 50 basis-point cut in the Federal Funds rate target. In fact, for the week ended January 10, AMG Data Services reported healthy mutual fund inflows of some $667 million. This inflow, coupled with light dealer inventories, has resulted in a market that is well bid. The Federal Reserve Board's action may have been motivated by the weak National Association of Purchasing Managers Index for December, which, at 43.7, was the lowest since April 1991. This reading, coupled with the high distress ratio cited earlier and the likelihood that US banks will maintain tight loan standards for marginal credits, lends support to Moody's thesis regarding the trend in the default rate for 2001. While a high default rate does not indicate that the high-yield market will post disappointing returns in the new year, it may make retail investors skittish. Without positive flows into high-yield mutual funds, it is hard to envision the asset class achieving favorable returns.

We believe careful credit selection will continue to be key to good Portfolio performance. Our bias is to focus on the higher-quality sectors, such as the cable and utility/independent power producer industries, and on those lower-rated telecommunications credits with fully funded business plans, seasoned management teams and strong equity sponsors. In our view, the industrial sectors, particularly auto and steel, are in for a difficult year. The Portfolio's overall credit-quality mix approximates that of the CSFB Global High Yield Index, though we do hold a heavier weighting in B-rated issues relative to the Index. We believe this is a sound strategy, given the nascent bull market. At December 31, 2000, the Portfolio had a healthy cash position, which should enable us to participate in the reviving new-issue market.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The structure of the Portfolio over the past year was influenced by our outlook on interest rate movements. During August, after the first two Treasury rallies since the downturn of the NASDAQ Composite Index in March, we began to focus on yield spread and liquidity. We established slightly overweighted positions in both agency and mortgage securities, which bolstered the overall yield in the Portfolio. Within the mortgage sector, we were modestly overweighted in higher-collateral coupons (7% -- 7.5%) relative to the Salomon Smith Barney Government/Mortgage Index. We also took positions in several collateralized mortgage obligations (CMOs) that were similar in structure to 15-year collateral but carried an extra 15 basis points -- 20 basis points (0.15%-0.20%) of yield. As for agency issues, we sold several of our callable positions and bought more liquid bullet agencies

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 2000  (Continued)
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(bonds with a single maturity date, unlike serial bonds). Despite giving up some of the yield available in the callable bonds, our overall yield in this sector exceeded that of the Index, while increasing our liquidity. From a duration standpoint, the Portfolio was structured to be neutral both on an aggregate basis and in distribution across the yield curve.

We remained comfortable with this structure into December. However, as the December 19, 2000 meeting of the Federal Reserve Board approached and the market began to anticipate a return to a neutral bias, the Treasury market began to rally. The results of that rally had meaningful implications for the mortgage market. Mortgage commitment rates fell 50 basis points to about 7.2%, making a significant portion of outstanding mortgage loans eligible for refinancing. As a result, higher coupon mortgages (those greater than 7%) significantly underperformed Treasury securities. Lower coupons also suffered in response to the risk of an increased supply in 6.5% coupons. Our CMOs, because of their increasingly lower effective duration, also did not perform as well as we would have liked. Regrettably, the strategy that worked so well for more than five months was less than effective in the final two weeks of 2000.

Looking ahead, our strategy is to underweight mortgage securities, specifically coupons greater than 7%. We intend to sell several CMOs with durations below our target level, thereby capturing more of the effect of the lower interest rates we anticipate in 2001. We believe that both Treasury and agency issues are likely to outperform mortgages for the next several months, and we expect to overweight those sectors. We will look for evidence of stability in Treasury rates as the cue for a return to the neutral, spread-focused strategy that served us so well for most of the past year.

LONG TERM CORPORATE BOND PORTFOLIO

During the six months ended December 31, 2000, the fixed-income markets continued to be influenced by speculation concerning the Federal Reserve Board's monetary policy, the strength of the US economy and the expected direction of interest rates. As we entered the period, the rate of economic expansion, although moderating from the torrent pace reported during late 1999 and early 2000, remained strong enough to convince investors that the Federal Reserve Board would need to maintain a restrictive monetary policy. Although productivity gains served to contain inflationary pressures, from both a commodity and wage perspective, labor shortages and strong consumer demand for goods and services remained a concern for the Federal Reserve Board. Market sentiment turned decidedly more positive when the Federal Reserve Board chose to leave interest rates unchanged at their June Federal Open Market Committee
(FOMC) meeting. While some believed this was a logical wait-and-see action on the heels of a 50-basis-point hike in May, many viewed this as the beginning of a shift to a neutral policy and a precursor for lower interest rates eventually. Consequently, an oversold situation in Treasury securities was reversed, allowing a rally in interest rates across the entire yield curve.

Throughout the period, evidence that the Federal Reserve Board had successfully set the stage for a soft landing surfaced, fueling a dramatic rally for both interest rates and spread products. Although the Federal Reserve Board continued its mindful watch on inflation, as indicated by comments heard at the September FOMC meeting, the shape of the yield curve and the level of prevailing interest rates indicated that the market was expecting a more accommodative monetary policy going forward. Despite lower Treasury yields, increasing concerns surrounding rising oil prices, tensions in the Middle East, poor stock market performance and the earnings impact of a weak euro kept the volatility of swap and corporate bond spreads high. Throughout the remainder of the year, economic activity continued to show signs of an interest rate-induced slowdown, although one could argue that the drop in consumer confidence prompted by the sharp decline in stock market valuations was also to blame. Although the Federal Reserve Board chose not to lower interest rates in 2000, market participants remained convinced that if the Federal Reserve Board

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MERRILL LYNCH SERIES FUND, INC.
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December 31, 2000  (Continued)
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wanted to achieve a soft landing of the economy, then the shift to an easing monetary policy would be necessary in early 2001. The shape of the Treasury yield curve and prevailing yields, on both a cash and forward basis, reflected those expectations.

From a Portfolio perspective, we shifted our investment strategy following the May FOMC meeting to incorporate a more bullish, yield spread-oriented emphasis. Specifically, the Portfolio moved away from a barbelled structure to one that incorporated a more bulleted approach. Cash and Treasury positions, which had been built up during the early part of 2000, were liquidated and the proceeds invested in the corporate spread market. In addition, floating rate securities that we had initially purchased to take advantage of rising short-term interest rates were sold in favor of spread product. From a curve perspective, we reversed an underweighted position in the two-year-five-year sector, maintained a market weight in the ten-year sector and removed the overweight in the 30-year sector. With respect to duration, the Portfolio had a 4% underweight compared to the Merrill Lynch Corporate Master Index, which represented a modest underweight in the two-year-three-year sector. However, given heightened concern regarding spread product, we shifted some assets back to the Treasury market late in the third quarter. While we initially favored longer-dated Treasury securities, we made an eventual shift to the five-year-ten-year sector in an effort to implement a structure that would benefit from a steepening yield curve.

During the year, we added to our positions in several sectors, including energy-related industries, electric utilities (non-California), defense contractors, brokerage firms and cable/media companies. In all cases, we were either positive on the outlook for that sector and/or had a favorable view on the prevailing operating picture with respect to interest margins and cash flow. At the same time, we continued to liquidate some of our positions in several industries, including commercial finance companies, retailers and airlines. In this case, we believe operating margins will remain under pressure, thereby weakening cash flow positions. In general, sectors we will continue to avoid include property and casualty insurers, tobacco, metals and mining, auto-part manufacturers and gaming and leisure. Sectors that we believe are becoming more attractive given improving spread/ risk attributes are forest product and paper producers, domestic banks, telecommunications providers (particularly US companies), railroads and real estate investment trusts.

Going forward, we believe the Federal Reserve Board will remain aggressive in its efforts to stage a soft landing of the US economy. Toward this end, based on current conditions, we expect the Federal Reserve Board to reduce the Federal Funds rate by a total of 100 basis points-150 basis points (1% to 1.5%) by the middle of 2001. We will continue to emphasize higher-quality instruments, with corporate focus in longer-duration issues. We expect our Treasury exposure will be concentrated in the intermediate range.

MONEY RESERVE PORTFOLIO

For the year ended December 31, 2000, Money Reserve Portfolio had a net annualized yield of 6.19%. For the six-month period ended December 31, 2000, the Portfolio had a net annualized yield of 6.26%. The Portfolio's seven-day yield as of December 31, 2000 was 6.21%. The average portfolio maturity was 66 days at December 31, 2000, compared to 61 days at June 30, 2000.

The fourth quarter of 2000 brought ample evidence that the economy had moderated from the unsustainable growth rates of the previous three quarters. Tighter monetary policy on behalf of the Federal Reserve Board in the first half of the year began to affect the economy, resulting in poor stock market performance and extreme volatility. The optimism that fueled unrealistic expectations in the equity market earlier in the year dissipated while a weak euro slowed demand from overseas. In addition, disappointing earnings reports from several bellwether technology companies drove the tech-heavy NASDAQ Composite Index dramatically lower.

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MERRILL LYNCH SERIES FUND, INC.
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The stock and bond markets were driven by the expectation of easing monetary policy from the Federal Reserve Board, although investors have remained concerned about how the equity market would endure a hard landing. Despite tight labor markets, as evidenced by a national unemployment rate of about 4%, slumping corporate profits have recently resulted in layoffs and reduced work schedules as businesses attempt to trim costs. Capital investment has also suffered as demand, previously a driver of economic growth, has shown signs of abating. Domestic auto sales slowed significantly during the last two quarters of 2000 and early seasonal sales figures are weaker than anticipated. Investors are hoping the Federal Reserve Board will negotiate a soft landing, with a target gross domestic product growth rate of about 3%.

In a surprise announcement on January 3, 2001, the Federal Reserve Board cut interest rates 50 basis points, lowering the Federal Funds target to 6%. The Federal Reserve Board also eased interest rates again on January 31, 2000, leaving the door open to additional interest rate cuts in the near future.

During the six-month period ended December 31, 2000, we added fixed-rate bank and corporate products with average maturities of one year to the Portfolio. The average life of our holdings ranged from 55 days to 73 days. Though we were in a rising interest rate environment for a period of time, the inverted US Treasury yield curve indicated that yields in the short end would probably not rise to extreme levels, and that the one-year sector represented the pivot point of the curve inversion. At times throughout the period, when a breakeven analysis showed they had greater value, we targeted six-month certificates of deposit and commercial paper. During the last quarter, interest rates declined on expectations of even lower interest rates in 2001. Investor demand for securities increased across the yield curve, driving spreads narrower for both fixed and floating rate securities, particularly for the most highly rated issuers.

The Portfolio's composition at the end of December and as of our last report to shareholders is detailed below:

                                                              12/31/00    6/30/00
----------------------------------------------------------------------------------
Bank Notes..................................................     5.2%        6.9%
Certificate of Deposit......................................      --         1.5
Certificates of Deposit -- Europe...........................      --         1.0
Certificates of Deposit -- Yankee...........................     8.4         4.3
Commercial Paper............................................    43.7        47.3
Corporate Notes.............................................     2.4         1.0
Funding Agreements..........................................     5.3         4.2
Medium-Term Notes...........................................    16.3        18.9
Promissory Notes............................................     2.0         1.9
US Government, Agency & Instrumentality Obligations --
  Discount..................................................     3.9          --
US Government, Agency & Instrumentality Obligations --
  Non-Discount..............................................    11.8        12.4
Other Assets Less Liabilities...............................     1.0         0.6
                                                               -----       -----
Total.......................................................   100.0%      100.0%
                                                               =====       =====

MULTIPLE STRATEGY PORTFOLIO

The performance of the Portfolio during the fiscal year ended December 31, 2000 reflected market conditions that were virtually opposite of those that existed during 1999. Globally, we maintained a significant commitment to new economy sectors, including technology, business services, telecommunications equipment and telecommunications services. These sectors, which outperformed throughout 1999, were hard hit between March and December of this year, contributing to the

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MERRILL LYNCH SERIES FUND, INC.
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December 31, 2000  (Continued)
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Portfolio's disappointing performance for the 12-month period. Although the new economy sectors rallied after the first quarter of 2000, they encountered renewed bouts of weakness late in the year, particularly during November and December. A second factor that negatively affected the Portfolio's performance was weakness in European currencies during much of 2000, with only a partial reversal taking place late in the year. Our fixed-income commitments provided a positive return for the year, significantly outperforming US and foreign equities. In fact, the strength of our bond commitments allowed the Portfolio to achieve a total return significantly better than that provided by US equities as measured by the Standard & Poor's 500 Composite Index.

As of December 31, 2000, the Portfolio's asset allocation was: foreign equities, 9%; US equities, 47%; foreign bonds, 5%; US bonds, 28%; and cash reserves, 11%. Between June 30 and December 31, we reduced foreign equities from 18% of net assets to 9%. Our position in US equities also was reduced slightly, from 50% to 47%. The majority of the sales proceeds were directed toward cash reserves, which increased from 2% to 11% during the second half of 2000. We regard this increase in reserves as a temporary measure and expect to recommit cash to equities as opportunities arise.

While evidence continues to indicate that global economic growth is slowing, we still contend that the slowdown will be gradual and that a hard landing is unlikely. In the United States, prospects for avoiding a hard landing improved following the reduction of key interest rates by the Federal Reserve Board in early January 2001. Based on this assessment, we have retained significant assets in new economy sectors, including technology. We believe the pessimism toward many companies in this area is overdone. However, because volatility is likely to persist in global equity markets, we will continue to pursue a high degree of diversification within the Portfolio.

US bonds were virtually unchanged as a proportion of Portfolio assets. We maintained a defensive average duration for our US bond holdings of less than four years, as yields remained relatively attractive at the shorter end of the maturity spectrum. We reestablished positions in foreign bonds during the second half of 2000, with commitments initiated in euro-denominated bonds and obligations of Australia, New Zealand and Canada.

NATURAL RESOURCES PORTFOLIO

Natural Resources Portfolio enjoyed strong returns during the final six months of 2000, appreciating more than 20% since our last report to shareholders in June. For the year ended December 31, 2000, the Portfolio had a total return of +40.43%, which significantly exceeded the +29.72% return of the Lipper Natural Resources Funds Average and the -1.2% return of the unmanaged Morgan Stanley Capital International (MSCI) Natural Resource Index.

The Portfolio's positive performance was largely attributed to our investments in exploration and production companies focused on natural gas production and oil service companies exposed to natural gas drilling activity. Virtually all other natural resources sectors recorded significant declines in value during the year 2000. The Portfolio's focus on capacity utilization helped to position our investments in the best-performing natural resources sectors, and led us to sell many positions in the commodities that suffered during the year.

We remain heavily invested in the energy sector, with a continued focus on natural gas leveraged production and oil service companies. Natural gas prices traded at more than $10 per million cubic feet in December as record cold temperatures led to high consumption and drains on North American natural gas storage. Even if more moderate temperatures return, we believe gas inventories will end the current heating season at record low levels. The strong demand to refill storage and to fuel new gas-fired electrical power generation may result in natural gas prices remaining high throughout 2001 and into 2002. While drilling activity for natural gas has risen to record levels, we have not

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 2000  (Continued)
--------------------------------------------------------------------------------
seen a meaningful response in production levels. In addition, since much of the drilling is directed at short-lived reserves, drilling activity will have to remain robust to maintain current production. Given the power crisis in California, new gas-fired electrical generation will absorb much of the new production over the short term. Nevertheless, we are concerned that high gas prices will lead to reduced commercial and industrial demand, as consumers switch to less expensive fuel sources, and to reduced economic activity overall as many industries curtail production in response to margin compression. We intend to monitor these developments closely, but maintain a favorable outlook for gas-leveraged stocks.

Our positive energy outlook is supported by continued cohesion among members of the Organization of Petroleum Exporting Countries (OPEC). During our visit to the Middle East nations of Saudi Arabia, Kuwait and Qatar in February 2000, OPEC ministers stated their support for maintaining oil prices within a band of around $25 per barrel. While prices greatly exceeded this level during the summer, a series of OPEC production increases has returned the price to the targeted range. In an effort to maintain the target price, OPEC has announced that it will consider production cuts as we enter the low oil demand season. Should OPEC be successful in reducing production, we believe that oil and oil service stocks could rally as investor fears of oil prices falling below the $20 per barrel range are alleviated.

One caveat to our focus on energy is the general economic slowdown that began to accelerate dramatically as the year 2000 came to a close. Slowing order patterns in many commodities were apparent during the summer, which prompted us to reduce the Portfolio's equity holdings in metal, steel and paper companies. This aided Portfolio performance since the returns for these groups, as measured by the unmanaged MSCI Natural Resource Index, suffered significant declines during the first nine months of 2000. While volume and earnings projections continued to decline for virtually all basic materials during the fourth quarter, the equities of many of these companies rallied significantly. We believe this is because some investors were anticipating early interest rate cuts by the Federal Reserve Board. In our view, the basic material groups have risen to a point where they have discounted interest rate cuts and the possibility of an economic soft landing. Therefore, we continue to believe that investments in the energy sector offer more favorable earnings visibility and valuations.

As mentioned previously, we continued to add to the Portfolio's energy holdings throughout 2000. The majority of our new investments were in gas-exposed production companies, though we also significantly increased our representations in oil service and drilling companies. Increased spending by oil and gas production companies may lead to increased drilling activity, as well as higher prices once the surplus capacity in the oil service sector has been absorbed. We sold our holdings in some oil companies involved in significant production of heavier grades of oil. Increased production of heavy oil by OPEC members and Canada caused a widening in the price gap between heavier and lighter grades of oil as refinery capacity to process the heavy oil is limited. Given the long lead time required to upgrade refinery capacity, we chose to take profits in companies exposed to heavy oil production. During the past year, the Portfolio also made some modest investments in alternative energy providers with disappointing results. The investment prospects for alternative energy seem to be more correlated to the technology sector than to its future role in meeting energy needs.

We are pleased with the Portfolio's strong returns in 1999 and 2000, and we believe that our investments in the energy sector have further appreciation potential. However, the current economic environment is a cause for concern, as continued deterioration in global economic activity can depress demand for all commodities, including energy. We would caution investors that while the absolute and relative returns seen over the past two years are unlikely to be repeated in the near term, we still see the possibility of attractive relative returns in our energy investments. Therefore, we would also emphasize the role that natural resources investments can play in a diversified

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 2000  (Concluded)
--------------------------------------------------------------------------------
investment portfolio and as an inflation hedge for all consumers of commodities. Valuations in many energy stocks remain attractive, even if oil and gas prices fall below current levels. In addition, we believe there will be opportunities to rotate into investments that could benefit from moderating energy costs, as those commodities may rally as the current economic slowdown abates.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our June semi-annual report to shareholders.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn

PRESIDENT AND DIRECTOR
January 31, 2001

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2000, Merrill Lynch Series Fund, Inc. shareholders voted on proxies. The proposals were 100% approved at a shareholders' meeting on July 17, 2000. Each Portfolio and number of shares voted are as follows:
--------------------------------------------------------------------------------

                                                    SHARE VOTED
                                                        FOR
---------------------------------------------------------------
Balanced Portfolio                                    7,737,809
Capital Stock Portfolio                              14,636,411
Global Strategy                                      13,808,065
Growth Stock                                         16,946,401
High Yield                                           12,398,304
Intermediate Government Bond                         19,807,670
Long Term Corporate Bond                             10,726,904
Money Reserves Portfolio                            536,740,198
Multiple Strategy Portfolio                          77,117,828
Natural Reserves Portfolio                            1,618,994

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 2000
--------------------------------------------------------------------------------

                          RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                         6 MONTH         12 MONTH
                                                                          TOTAL            TOTAL
AS OF DECEMBER 31, 2000                                                  RETURN           RETURN
-----------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                                           - 3.65%          - 1.11%
-----------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                                      -12.49           - 9.87
-----------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                                    - 8.69           - 9.42
-----------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                                       -12.40           - 6.38
-----------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                                         - 4.33           - 5.14
-----------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                                       + 7.22           +11.64
-----------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                                           + 7.42           + 9.57
-----------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                                  - 7.08           - 4.92
-----------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                                  +17.85           +40.43
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                                                                       FIVE YEARS        TEN YEARS
                                                      YEAR ENDED          ENDED            ENDED
                                                       12/31/00         12/31/00         12/31/00
-----------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                          - 1.11%          + 9.35%          +10.37%
-----------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                     - 9.87           +14.37           +13.24
-----------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                   - 9.42           + 8.88           + 9.55
-----------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                      - 6.38           +23.52           +19.45
-----------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                        - 5.14           + 3.44           +10.32
-----------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                      +11.64           + 5.97           + 7.60
-----------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                          + 9.57           + 5.35           + 7.81
-----------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                 - 4.92           +11.53           +11.44
-----------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                 +40.43           + 9.24           + 7.32
-----------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

BALANCED PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Standard & Poor's 500 Index and a Weighted Index. Beginning and ending values are:

                                                               12/90      12/00
                                                              --------   --------
Balanced Portfolio+                                           $10,000    $26,828
Standard & Poor's 500 Index++                                 $10,000    $49,979
Weighted Index+++                                             $10,000    $26,581

  +                          Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Balanced Portfolio invests in a balanced portfolio of fixed-income and equity securities.
 ++                          This unmanaged broad-based index is comprised of common
                             stocks.
+++                          This unmanaged index, which is an equally weighted blend of the Three-Month US Treasury Bill Index, the Merrill Lynch US
                             Corporate & Government Master Bond Index and the Standard &
                             Poor's 500 Index, is comprised of US Treasury bills maturing in up to 3 months, investment-grade bonds and common stocks.

Past performance is not predictive of future performance.

CAPITAL STOCK PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Standard & Poor's 500 Index. Beginning and ending values are:

                                                               12/90      12/00
                                                              --------   --------
Capital Stock Portfolio+                                      $10,000    $34,682
Standard & Poor's 500 Index++                                 $10,000    $49,979

 +                           Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Capital Stock Portfolio generally invests in equity securities that are considered to be of good or
                             improving quality or which are thought to be undervalued
                             based on criteria such as historical price/book value ratios and price/earnings ratios.
++                           This unmanaged broad-based index is comprised of common
                             stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

GLOBAL STRATEGY PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Morgan Stanley Capital International World Index and a Weighted Index. Beginning and ending values are:

                                                               12/90      12/00
                                                              --------   --------
Global Strategy Portfolio+                                    $10,000    $24,892
Morgan Stanley Capital International World Index++            $10,000    $30,864
Weighted Index+++                                             $10,000    $25,122

  +                          Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Global Strategy Portfolio invests
                             primarily in equity and fixed-income securities of issuers located in the United States, Canada, Western Europe, the
                             Far East and Latin America.
 ++                          This unmanaged market capitalization-weighted index,
                             calculated by Morgan Stanley Capital International, is
                             comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++                          This unmanaged index, which is an equally weighted blend of the MSCI World Index and the Salomon Smith Barney World
                             Government Bond Index, is comprised of a representative
                             sampling of stocks of large-, medium-, and small-
                             capitalization companies in 20 countries, and government
                             bonds in the major markets, including the United States.

Past performance is not predictive of future performance.

GROWTH STOCK PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Standard & Poor's 500 Index. Beginning and ending values are:

                                                               12/90      12/00
                                                              --------   --------
Growth Stock Portfolio+                                       $10,000    $59,122
Standard & Poor's 500 Index++                                 $10,000    $49,979

 +                           Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Growth Stock Portfolio invests in a
                             diversified portfolio of securities, primarily common
                             stocks, of aggressive growth companies that the Investment
                             Adviser believes have special investment value.
++                           This unmanaged broad-based index is comprised of common
                             stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Credit Suisse First Boston High Yield Global Index. Beginning and ending values are:

                                                               12/90      12/00
                                                              --------   --------
High Yield Portfolio+                                         $10,000    $26,710
Credit Suisse First Boston High Yield Global Index++          $10,000    $28,897

 +                           Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. High Yield Portfolio invests principally in fixed-income securities, including corporate bonds and
                             notes, convertible securities and preferred stocks, that are rated in the lower rating categories of the established
                             rating services (Baa or lower by Moody's and BBB or lower by
                             S&P), or in unrated securities of comparable quality.
++                           This unmanaged market-weighted index is comprised of
                             high-yield debt securities rated BBB or lower.

Past performance is not predictive of future performance.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Merrill Lynch US Treasury 7-10 Years Index and the Salomon Smith Barney Government/Mortgage Index. Beginning and ending values are:

                                                               12/90      12/00
                                                              --------   --------
Intermediate Government Bond Portfolio+                       $10,000    $20,802
Salomon Smith Barney Government/Mortage Index++               $10,000    $21,427

  +                          Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Intermediate Government Bond Portfolio
                             invests only in securities issued or guaranteed by the US
                             Government and its agencies with a maximum maturity not to exceed 15 years.
 ++                          This unmanaged Index is comprised of 30-year and 15-year
                             GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

LONG TERM CORPORATE BOND PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Merrill Lynch Corporate Master Index and the Merrill Lynch US Corporates A-AAA Rated Index. Beginning and ending values are:

                                                               12/90      12/00
                                                              --------   --------
Long-Term Corporate Bond Portfolio+                           $10,000    $21,220
Merrill Lynch Corporate Master Index++                        $10,000    $22,643
Merrill Lynch US Corporates A-AAA Rated Index+++              $10,000    $22,484

 +                           Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Long Term Corporate Bond Portfolio
                             normally invests at least 80% of the value of its assets in straight debt securities which have a rating within the
                             three highest grades as determined by the Standard & Poor's
                             Ratings Groups (AAA, AA or A) or Moody's Investors Service,
                             Inc. (Aaa, Aa or A).
++                           This unmanaged index is comprised of all corporate bonds
                             rated BBB3 or higher, of all maturities.
+++                          This unmanaged index is comprised of bonds rated A-AAA, of all maturities.

Past performance is not predictive of future performance.

MULTIPLE STRATEGY PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Standard & Poor's 500 Index and a Weighted Index. Beginning and ending values are:

                                                               12/90      12/00
                                                              --------   --------
Multiple Strategy Portfolio+                                  $10,000    $29,538
Standard & Poor's 500 Index++                                 $10,000    $49,979
Weighted Index+++                                             $10,000    $33,589

  +                          Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Multiple Strategy Portfolio, which uses a fully managed investment policy, invests in equity, interme-
                             diate- and long-term debt and money market securities.
 ++                          This unmanaged broad-based index is comprised of common
                             stocks.
+++                          This unmanaged index, which is an equally weighted blend of the S&P 500 Index and the Merrill Lynch US Corporate &
                             Government Master Index, is comprised of common stocks as
                             well as investment-grade bonds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Concluded)
--------------------------------------------------------------------------------

NATURAL RESOURCES PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Standard & Poor's Industrials Index, the Consumer Price Index, and the Lipper Natural Resources Average. Beginning and ending values are:

                                                               12/90      12/00
                                                              --------   --------
Natural Resources Portfolio+                                  $10,000    $19,929
Standard & Poor's Industrials Index++                         $10,000    $47,734
Consumer Price Index+++                                       $10,000    $12,994
Lipper Natural Resources Average++++                          $10,000    $25,996

   +                                  Assuming transaction costs and other operating expenses,
                                      including advisory fees. Does not include insurance- related fees and expenses. Natural Resources Portfolio invests
                                      primarily in a portfolio of equity securities (e.g., com-
                                      mon stocks and securities convertible into common stocks) of domestic and foreign companies with substantial natural
                                      resource assets. The Portfolio may also invest in debt.
  ++                                  This unmanaged index measures the pattern of movements of
                                      the common stocks of large industrial companies and their
                                      weighting by capitalization.
 +++                                  This unmanaged index is the most widely used index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.
++++                                  This average is comprised of all US mutual funds classified by Lipper, Inc. as natural resource-related funds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 2000                  (in US dollars)
--------------------------------------------------------------------------------

                              FACE                                                                         PERCENT OF
INDUSTRIES                   AMOUNT                       BONDS & NOTES                        VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         $ 2,000,000   General Electric Capital Corp., 8.75% due
                                          5/21/2007......................................  $  2,275,960        2.2%
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &              4,770,000   Fannie Mae, 5.625% due 3/15/2001................     4,764,801        4.6
AGENCY OBLIGATIONS             582,815   Freddie Mac Participation Certificates--Gold
                                          Program, 7.50% due 6/01/2007++.................       595,936        0.6
                                         US Treasury Bonds:
                             2,450,000     6.25% due 8/15/2023...........................     2,649,822        2.5
                               300,000     5.25% due 11/15/2028..........................       287,157        0.3
                             8,400,000     6.125% due 8/15/2029..........................     9,136,344        8.8
                                         US Treasury Notes:
                             3,800,000     5% due 4/30/2001..............................     3,789,322        3.6
                             9,150,000     5.75% due 6/30/2001...........................     9,149,945        8.8
                             8,000,000     5.50% due 7/31/2001...........................     7,990,000        7.7
                             4,100,000     5.50% due 8/31/2001...........................     4,094,875        3.9
                                                                                           ------------      -----
                                                                                             42,458,202       40.8
----------------------------------------------------------------------------------------------------------------------
                                         TOTAL BONDS & NOTES (COST-$43,253,695)              44,734,162       43.0
----------------------------------------------------------------------------------------------------------------------
                             SHARES
                              HELD                        COMMON STOCKS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE              6,850   General Dynamics Corporation.                           534,300           0.5
                                 9,929   United Technologies Corporation.................       780,668        0.8
                                                                                           ------------      -----
                                                                                              1,314,968        1.3
----------------------------------------------------------------------------------------------------------------------
ALUMINUM                         5,800   Alcoa Inc.......................................       194,300        0.2
----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE PRODUCTS              4,600   +General Motors Corporation (Class H)...........       105,800        0.1
----------------------------------------------------------------------------------------------------------------------
BANKING                          6,900   Bank of America Corporation.....................       316,538        0.3
                                13,200   The Bank of New York Company, Inc...............       728,475        0.7
                                18,650   Bank One Corporation............................       683,056        0.6
                                16,150   The Chase Manhattan Corporation.................       733,816        0.7
                                 1,300   Wachovia Corporation............................        75,562        0.1
                                                                                           ------------      -----
                                                                                              2,537,447        2.4
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                       20,200   The Coca-Cola Company...........................     1,230,938        1.2
                                 7,650   PepsiCo, Inc....................................       379,153        0.4
                                                                                           ------------      -----
                                                                                              1,610,091        1.6
----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                    1,600   +Genentech, Inc.................................       130,400        0.1
                                 1,400   +Gilead Sciences, Inc...........................       116,112        0.1
                                 2,000   +Human Genome Sciences, Inc.....................       138,625        0.2
                                                                                           ------------      -----
                                                                                                385,137        0.4
----------------------------------------------------------------------------------------------------------------------
BROADCASTING--CABLE             15,900   +AT&T Corp.--Liberty Media Group (Class A)......       215,644        0.2
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                7,850   +American Tower Corporation (Class A)...........       297,319        0.3
----------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES               38,300   +Oracle Corporation.............................     1,115,488        1.1
----------------------------------------------------------------------------------------------------------------------
CABLE                           23,400   +Charter Communications, Inc. (Class A).........       530,888        0.5
----------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION                 6,975   +Adelphia Communications (Class A)..............       360,084        0.3
SERVICES
----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS                    2,250   Minnesota Mining and Manufacturing Company
                                          (3M)...........................................       271,125        0.3
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                        5,750   The Dow Chemical Company........................       210,594        0.2
                                 5,400   E.I. du Pont de Nemours and Company.............       260,888        0.2
                                 6,300   Pharmacia Corporation...........................       384,300        0.4
                                 1,800   Rohm and Haas Company...........................        65,362        0.1
                                                                                           ------------      -----
                                                                                                921,144        0.9
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                   2,200   +Pegasus Communications Corporation.............        56,650        0.0
                                21,600   SBC Communications Inc..........................     1,031,400        1.0
                                                                                           ------------      -----
                                                                                              1,088,050        1.0
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                             SHARES                                                                        PERCENT OF
INDUSTRIES                    HELD                        COMMON STOCKS                        VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                   1,550   +CIENA Corporation..............................  $    126,325        0.1%
EQUIPMENT                        7,650   Corning Incorporated............................       404,016        0.4
                                                                                           ------------      -----
                                                                                                530,341        0.5
----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                3,200   +Ariba, Inc.....................................       171,600        0.2
                                27,050   +Cisco Systems, Inc.............................     1,034,663        1.0
                                11,000   Electronic Data Systems Corporation.............       635,250        0.6
                                                                                           ------------      -----
                                                                                              1,841,513        1.8
----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                4,625   +BEA Systems, Inc...............................       311,320        0.3
                                 3,300   +Informatica Corporation........................       130,350        0.1
                                                                                           ------------      -----
                                                                                                441,670        0.4
----------------------------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY              9,750   +Solectron Corporation..........................       330,525        0.3
----------------------------------------------------------------------------------------------------------------------
COMPUTERS                       16,350   Compaq Computer Corporation.....................       246,068        0.2
                                 2,600   +Comverse Technology, Inc.......................       282,425        0.3
                                 9,550   +Dell Computer Corporation......................       166,528        0.2
                                 3,950   +EMC Corporation................................       262,675        0.3
                                 5,595   International Business Machines Corporation.....       475,575        0.5
                                 5,200   +Palm, Inc......................................       146,900        0.1
                                 5,400   +Sun Microsystems, Inc..........................       150,187        0.1
                                 4,000   Symbol Technologies, Inc........................       144,000        0.1
                                                                                           ------------      -----
                                                                                              1,874,358        1.8
----------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS                   7,300   Circuit City Stores--Circuit City Group.........        83,950        0.1
----------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING           1,800   +Sealed Air Corporation.........................        54,900        0.0
----------------------------------------------------------------------------------------------------------------------
COSMETICS                        9,800   Avon Products, Inc..............................       469,175        0.4
                                 8,250   The Gillette Company............................       298,031        0.3
                                                                                           ------------      -----
                                                                                                767,206        0.7
----------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                  10,900   +Calpine Corporation............................       491,181        0.5
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS         2,450   +The AES Corporation............................       135,669        0.1
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT             3,900   +Edison International...........................        60,938        0.1
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS            3,300   +Applied Micro Circuits Corporation.............       248,325        0.2
                                27,700   General Electric Company........................     1,327,869        1.3
                                16,450   Intel Corporation...............................       494,528        0.5
                                 2,150   +Sanmina Corporation............................       164,744        0.1
                                                                                           ------------      -----
                                                                                              2,235,466        2.1
----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                     13,000   Texas Instruments Incorporated..................       615,875        0.6
----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                    1,600   +Macrovision Corporation........................       118,400        0.1
----------------------------------------------------------------------------------------------------------------------
FIBER OPTICS                     2,000   +Avanex Corporation.............................       119,000        0.1
----------------------------------------------------------------------------------------------------------------------
FINANCE                          7,300   Freddie Mac.....................................       502,788        0.5
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES               7,300   American Express Company........................       401,044        0.4
                                27,150   Citigroup Inc...................................     1,386,347        1.3
                                19,650   Wells Fargo Company.............................     1,094,259        1.1
                                                                                           ------------      -----
                                                                                              2,881,650        2.8
----------------------------------------------------------------------------------------------------------------------
FOOD                            11,150   +The Kroger Co..................................       301,747        0.3
                                 1,550   Wm. Wrigley Jr. Company.........................       148,509        0.1
                                                                                           ------------      -----
                                                                                                450,256        0.4
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE--PRODUCTS &          22,600   HCA-The Healthcare Corporation..................       994,626        1.0
SERVICES
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                             SHARES                                                                        PERCENT OF
INDUSTRIES                    HELD                        COMMON STOCKS                        VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS               4,800   The Clorox Company..............................  $    170,400        0.1%
                                30,400   Colgate-Palmolive Company.......................     1,962,320        1.9
                                 9,100   The Procter & Gamble Company....................       713,781        0.7
                                                                                           ------------      -----
                                                                                              2,846,501        2.7
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER                5,400   +Southern Energy, Inc...........................       152,887        0.1
PRODUCERS
----------------------------------------------------------------------------------------------------------------------
INFORMATION SERVICES             2,450   +NCR Corporation................................       120,356        0.1
----------------------------------------------------------------------------------------------------------------------
INSURANCE                        4,600   The Allstate Corporation........................       200,388        0.2
                                18,950   American International Group, Inc...............     1,867,759        1.8
                                 6,400   ITT Industries, Inc.............................       248,000        0.2
                                 1,700   The Progressive Corporation.....................       176,162        0.2
                                                                                           ------------      -----
                                                                                              2,492,309        2.4
----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE                3,000   +Agile Software Corporation.....................       148,125        0.1
                                 2,500   +VeriSign, Inc..................................       185,469        0.2
                                 4,950   +WatchGuard Technologies, Inc...................       156,234        0.1
                                                                                           ------------      -----
                                                                                                489,828        0.4
----------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS &                  3,750   +JDS Uniphase Corporation.......................       156,562        0.1
COMPONENTS
----------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT            3,750   Caterpillar Inc.................................       177,422        0.2
----------------------------------------------------------------------------------------------------------------------
MANUFACTURING                    3,700   Danaher Corporation.............................       252,988        0.2
                                10,700   Tyco International Ltd..........................       593,850        0.6
                                                                                           ------------      -----
                                                                                                846,838        0.8
----------------------------------------------------------------------------------------------------------------------
MEDIA & COMMUNICATIONS          17,950   +Metromedia Fiber Network, Inc. (Class A).......       181,744        0.2
----------------------------------------------------------------------------------------------------------------------
MEDICAL                          1,200   +Affymetrix, Inc................................        89,250        0.1
                                 5,000   Alpharma, Inc. (Class A)........................       219,375        0.2
                                 4,250   +Applera Corporation--Celera Genomics Group.....       152,734        0.1
                                 6,300   +Immunex Corporation............................       255,937        0.2
                                 1,850   +Protein Design Labs, Inc.......................       158,869        0.2
                                                                                           ------------      -----
                                                                                                876,165        0.8
----------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES                 8,350   +Manor Care, Inc................................       172,219        0.2
----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY               8,649   Johnson & Johnson...............................       908,686        0.9
----------------------------------------------------------------------------------------------------------------------
MERCHANDISING                    8,400   The May Department Stores Company...............       275,100        0.3
----------------------------------------------------------------------------------------------------------------------
METAL                           10,200   Barrick Gold Corporation........................       167,076        0.1
                                10,200   Newmont Mining Corporation......................       174,037        0.2
                                                                                           ------------      -----
                                                                                                341,113        0.3
----------------------------------------------------------------------------------------------------------------------
METALS & MINING                 17,400   Placer Dome Inc.................................       167,475        0.2
----------------------------------------------------------------------------------------------------------------------
MULTI-MEDIA                      4,450   Time Warner Inc.................................       232,468        0.2
----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                      1,700   El Paso Energy Corporation......................       121,763        0.1
                                13,750   Enron Corp......................................     1,142,969        1.1
                                                                                           ------------      -----
                                                                                              1,264,732        1.2
----------------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS                900   +Juniper Networks, Inc..........................       113,569        0.1
                                 2,350   +ONI Systems Corp...............................        92,972        0.1
                                                                                           ------------      -----
                                                                                                206,541        0.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                             SHARES                                                                        PERCENT OF
INDUSTRIES                    HELD                        COMMON STOCKS                        VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS              3,800   Conoco Inc. (Class B)...........................  $    109,963        0.1%
                                 7,150   +Nabors Industries, Inc.........................       422,922        0.4
                                 2,250   +Rowan Companies, Inc...........................        60,750        0.0
                                 2,400   Santa Fe International Corporation..............        76,950        0.1
                                 3,400   Tosco Corporation...............................       115,387        0.1
                                                                                           ------------      -----
                                                                                                785,972        0.7
----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                 14,453   Exxon Mobil Corporation.........................     1,256,508        1.2
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                     4,600   +BJ Services Company............................       316,825        0.3
                                 4,800   Baker Hughes Incorporated.......................       199,500        0.2
                                 4,000   +Global Marine Inc..............................       113,500        0.1
                                 4,200   Schlumberger Limited............................       335,737        0.3
                                                                                           ------------      -----
                                                                                                965,562        0.9
----------------------------------------------------------------------------------------------------------------------
PAINTS                           3,300   The Sherwin-Williams Company....................        86,831        0.1
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                   4,500   Georgia-Pacific Group...........................       140,063        0.1
PRODUCTS                         3,450   International Paper Company.....................       140,803        0.2
                                                                                           ------------      -----
                                                                                                280,866        0.3
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                 13,000   American Home Products Corporation..............       826,150        0.8
                                 3,900   Bristol-Myers Squibb Company....................       288,356        0.3
                                 9,850   Cardinal Health, Inc............................       981,306        0.9
                                 1,900   Ecolab Inc......................................        82,056        0.1
                                 4,900   Eli Lilly and Company...........................       456,006        0.4
                                13,300   Merck & Co., Inc................................     1,245,212        1.2
                                 1,500   +Millennium Pharmaceuticals, Inc................        92,719        0.1
                                33,500   Pfizer Inc......................................     1,541,000        1.5
                                 5,300   Schering-Plough Corporation.....................       300,775        0.3
                                                                                           ------------      -----
                                                                                              5,813,580        5.6
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT           3,400   Equity Residential Properties Trust.............       188,063        0.2
TRUST
----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                      5,450   McDonald's Corporation..........................       185,300        0.2
----------------------------------------------------------------------------------------------------------------------
RETAIL                          13,800   Lowe's Companies, Inc...........................       614,100        0.6
                                 6,700   +Safeway Inc....................................       418,750        0.4
                                12,200   Wal-Mart Stores, Inc............................       648,125        0.6
                                                                                           ------------      -----
                                                                                              1,680,975        1.6
----------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                 8,700   The Home Depot, Inc.............................       397,481        0.4
----------------------------------------------------------------------------------------------------------------------
RETAIL STORES                    4,600   Nordstrom, Inc..................................        83,662        0.1
----------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT             7,700   Millipore Corporation...........................       485,100        0.5
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                        10,350   +Amdocs Limited.................................       685,688        0.7
                                12,250   +Microsoft Corporation..........................       532,109        0.5
                                 3,300   +RSA Security Inc...............................       174,075        0.2
                                 1,550   +VERITAS Software Corporation...................       135,625        0.1
                                                                                           ------------      -----
                                                                                              1,527,497        1.5
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS              18,000   +McLeodUSA Incorporated (Class A)...............       254,250        0.3
                                10,200   +Qwest Communications International Inc.........       418,200        0.4
                                13,100   Verizon Communications..........................       656,637        0.6
                                                                                           ------------      -----
                                                                                              1,329,087        1.3
----------------------------------------------------------------------------------------------------------------------
WIRELESS                         7,000   +Nextel Communications, Inc. (Class A)..........       172,812        0.2
COMMUNICATIONS--
DOMESTIC PAGING &
CELLULAR
----------------------------------------------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS (COST-$48,817,819)              52,626,039       50.6
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 2000  (Concluded)     (in US dollars)
--------------------------------------------------------------------------------

                              FACE                                                                         PERCENT OF
                             AMOUNT                   SHORT-TERM SECURITIES                    VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*          $ 2,000,000   AEP Credit Inc., 6.58% due 1/02/2001............  $  1,998,538        1.9%
                             2,413,000   General Motors Acceptance Corp., 6.75% due
                                          1/02/2001......................................     2,411,190        2.3
                               975,000   Verizon Global Funding, 6.60% due 1/09/2001.....       973,034        0.9
                                                                                           ------------      -----
                                                                                              5,382,762        5.1
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY         1,000,000   Fannie Mae, 6.44% due 1/18/2001.................       996,422        1.0
OBLIGATIONS*
----------------------------------------------------------------------------------------------------------------------
                                         TOTAL SHORT-TERM SECURITIES (COST--$6,379,184)       6,379,184        6.1
----------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS (COST--$98,450,698)...........   103,739,385       99.7
                                         OTHER ASSETS LESS LIABILITIES...................       264,262        0.3
                                                                                           ------------      -----
                                         NET ASSETS......................................  $104,003,647      100.0%
                                                                                           ============      =====
----------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

 + Non-income producing security.

 ++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 2000                  (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                            PERCENT OF
COUNTRIES             INDUSTRIES               HELD                  COMMON STOCKS                   VALUE      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
CANADA                 MACHINERY               67,300   +ATS Automation Tooling Systems, Inc....  $    896,138      0.2%
                      ----------------------------------------------------------------------------------------------------
                       METALS                  14,200   Alcan Aluminium Ltd.....................       485,463      0.1
                                               55,200   Barrick Gold Corporation................       904,176      0.3
                                                                                                  ------------    -----
                                                                                                     1,389,639      0.4
                      ----------------------------------------------------------------------------------------------------
                       METALS & MINING         95,150   Placer Dome Inc.........................       915,819      0.3
                      ----------------------------------------------------------------------------------------------------
                       TELECOMMUNICATIONS      54,308   Nortel Networks Corporation.............     1,741,250      0.5
                       EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN CANADA...........     4,942,846      1.4
--------------------------------------------------------------------------------------------------------------------------
FINLAND                TELECOMMUNICATIONS      40,450   Nokia Oyj (Series A)....................     1,803,979      0.5
                       EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN FINLAND..........     1,803,979      0.5
--------------------------------------------------------------------------------------------------------------------------
FRANCE                 SEMICONDUCTORS          17,300   STMicroelectronics NV (NY Registered
                                                         Shares)................................       740,656      0.2
                      ----------------------------------------------------------------------------------------------------
                       TELECOMMUNICATIONS      18,200   Alcatel (ADR)(a)........................     1,018,062      0.3
                       EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN FRANCE...........     1,758,718      0.5
--------------------------------------------------------------------------------------------------------------------------
GERMANY                MEDICAL                  3,734   +Lion Bioscience AG (ADR)(a)............       281,450      0.1
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN GERMANY..........       281,450      0.1
--------------------------------------------------------------------------------------------------------------------------
ISRAEL                 SOFTWARE-COMPUTER        4,400   +Check Point Software Technologies
                                                         Ltd....................................       587,675      0.2
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN ISRAEL...........       587,675      0.2
--------------------------------------------------------------------------------------------------------------------------
JAPAN                  ELECTRONIC               5,000   Sony Corporation (ADR)(a)...............       348,750      0.1
                       COMPONENTS
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN JAPAN............       348,750      0.1
--------------------------------------------------------------------------------------------------------------------------
NETHERLANDS            ELECTRONIC              71,100   +ASM Lithography Holding NV.............     1,614,823      0.5
                       COMPONENTS              15,628   Koninklijke (Royal) Philips Electronics
                                                         NV (NY Registered Shares)..............       566,515      0.1
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN THE NETHERLANDS..     2,181,338      0.6
--------------------------------------------------------------------------------------------------------------------------
SINGAPORE              ELECTRONIC              19,400   +Flextronics International Ltd..........       552,900      0.1
                       COMPONENTS
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN SINGAPORE........       552,900      0.1
--------------------------------------------------------------------------------------------------------------------------
SWEDEN                 TELECOMMUNICATIONS      25,100   Telefonaktiebolaget LM Ericsson
                                                         (ADR)(a)...............................       280,806      0.1
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN SWEDEN...........       280,806      0.1
--------------------------------------------------------------------------------------------------------------------------
UNITED                 DIVERSIFIED             17,200   Anglo American PLC......................       948,085      0.3
KINGDOM                                        84,400   Billiton PLC............................       325,278      0.1
                                                                                                  ------------    -----
                                                                                                     1,273,363      0.4
                      ----------------------------------------------------------------------------------------------------
                       MANUFACTURING          231,000   Invensys PLC............................       540,031      0.1
                      ----------------------------------------------------------------------------------------------------
                       OIL--INTEGRATED        108,000   BP Amoco PLC............................       871,184      0.2
                                               56,700   Shell Transport & Trading Company
                                                         (ADR)(a)...............................     2,799,562      0.8
                                                                                                  ------------    -----
                                                                                                     3,670,746      1.0
                      ----------------------------------------------------------------------------------------------------
                       PHARMACEUTICALS         65,230   +GlaxoSmithKline PLC....................     1,841,631      0.5
                      ----------------------------------------------------------------------------------------------------
                       TELECOMMUNICATIONS     840,200   Vodafone AirTouch PLC...................     3,081,248      0.9
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN THE UNITED
                                                        KINGDOM.................................    10,407,019      2.9
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES          AEROSPACE & DEFENSE     36,550   General Dynamics Corporation............     2,850,900      0.8
                                               49,393   United Technologies Corporation.........     3,883,525      1.1
                                                                                                  ------------    -----
                                                                                                     6,734,425      1.9
                      ----------------------------------------------------------------------------------------------------
                       ALUMINUM                33,000   Alcoa Inc...............................     1,105,500      0.3
                      ----------------------------------------------------------------------------------------------------
                       AUTOMOTIVE              23,300   +General Motors Corporation (Class H)...       535,900      0.1
                      ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              SHARES                                                            PERCENT OF
COUNTRIES             INDUSTRIES               HELD                  COMMON STOCKS                   VALUE      NET ASSETS
UNITED STATES          BANKING                 60,750   Bank of America Corporation.............  $  2,786,906      0.8%
(CONTINUED)                                   100,950   The Bank of New York Company, Inc.......     5,571,178      1.6
                                              100,150   Bank One Corporation....................     3,667,994      1.0
                                               49,950   The Chase Manhattan Corporation.........     2,269,603      0.6
                                                7,100   Wachovia Corporation....................       412,687      0.1
                                                                                                  ------------    -----
                                                                                                    14,708,368      4.1
                      ----------------------------------------------------------------------------------------------------
                       BEVERAGES               76,500   The Coca-Cola Company...................     4,661,719      1.3
                                               46,400   PepsiCo, Inc............................     2,299,700      0.7
                                                                                                  ------------    -----
                                                                                                     6,961,419      2.0
                      ----------------------------------------------------------------------------------------------------
                       BIOTECHNOLOGY            8,600   +Genentech, Inc.........................       700,900      0.2
                                                8,400   +Gilead Sciences, Inc...................       696,675      0.2
                                               11,600   +Human Genome Sciences, Inc.............       804,025      0.2
                                                                                                  ------------    -----
                                                                                                     2,201,600      0.6
                      ----------------------------------------------------------------------------------------------------
                       BROADCASTING-CABLE      74,850   +AT&T Corp.--Liberty Media Group
                                                         (Class A)..............................     1,015,153      0.3
                      ----------------------------------------------------------------------------------------------------
                       BUILDING PRODUCTS       44,750   +American Tower Corporation (Class A)...     1,694,906      0.5
                      ----------------------------------------------------------------------------------------------------
                       BUSINESS SERVICES      210,200   +Oracle Corporation.....................     6,122,075      1.7
                      ----------------------------------------------------------------------------------------------------
                       CABLE                   80,100   +Charter Communications, Inc.
                                                         (Class A)..............................     1,817,269      0.5
                      ----------------------------------------------------------------------------------------------------
                       CABLE TELEVISION        40,850   +Adelphia Communications (Class A)......     2,108,881      0.6
                       SERVICES
                      ----------------------------------------------------------------------------------------------------
                       CAPITAL GOODS           11,250   Minnesota Mining and Manufacturing
                                                         Company (3M)...........................     1,355,625      0.4
                      ----------------------------------------------------------------------------------------------------
                       CHEMICALS               31,350   The Dow Chemical Company................     1,148,194      0.3
                                               30,050   E.I. du Pont de Nemours and Company.....     1,451,791      0.4
                                               10,500   Rohm and Haas Company...................       381,281      0.1
                                                                                                  ------------    -----
                                                                                                     2,981,266      0.8
                      ----------------------------------------------------------------------------------------------------
                       COMMUNICATIONS          11,250   +Pegasus Communications Corporation.....       289,687      0.1
                                              111,000   SBC Communications Inc..................     5,300,250      1.5
                                                                                                  ------------    -----
                                                                                                     5,589,937      1.6
                      ----------------------------------------------------------------------------------------------------
                       COMMUNICATIONS          15,800   +CIENA Corporation......................     1,287,700      0.4
                       EQUIPMENT
                      ----------------------------------------------------------------------------------------------------
                       COMPUTER SERVICES      161,097   +Cisco Systems, Inc.....................     6,161,960      1.7
                                               61,550   Electronic Data Systems Corporation.....     3,554,513      1.0
                                                4,900   +Juniper Networks, Inc..................       618,319      0.2
                                                                                                  ------------    -----
                                                                                                    10,334,792      2.9
                      ----------------------------------------------------------------------------------------------------
                       COMPUTER SOFTWARE       26,650   +BEA Systems, Inc.......................     1,793,878      0.5
                                               17,800   +Informatica Corporation................       703,100      0.2
                                                                                                  ------------    -----
                                                                                                     2,496,978      0.7
                      ----------------------------------------------------------------------------------------------------
                       COMPUTER TECHNOLOGY     51,500   +Solectron Corporation..................     1,745,850      0.5
                      ----------------------------------------------------------------------------------------------------
                       COMPUTERS               86,400   Compaq Computer Corporation.............     1,300,320      0.4
                                               14,700   +Comverse Technology, Inc...............     1,596,788      0.4
                                               61,800   +Dell Computer Corporation..............     1,077,638      0.3
                                               34,750   +EMC Corporation........................     2,310,875      0.7
                                               35,260   International Business Machines
                                                         Corporation............................     2,997,100      0.8
                                               13,600   +NCR Corporation........................       668,100      0.2
                                               28,400   +Palm, Inc..............................       802,300      0.2
                                               53,550   +Sun Microsystems, Inc..................     1,489,359      0.4
                                               19,000   Symbol Technologies, Inc................       684,000      0.2
                                                                                                  ------------    -----
                                                                                                    12,926,480      3.6
                      ----------------------------------------------------------------------------------------------------
                       CONSUMER-GOODS          40,200   Circuit City Stores--Circuit City
                                                         Group..................................       462,300      0.1
                      ----------------------------------------------------------------------------------------------------
                       CONTAINERS &             9,900   +Sealed Air Corporation.................       301,950      0.1
                       PACKAGING
                      ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              SHARES                                                            PERCENT OF
COUNTRIES             INDUSTRIES               HELD                  COMMON STOCKS                   VALUE      NET ASSETS
UNITED STATES          COSMETICS               52,000   Avon Products, Inc......................  $  2,489,500      0.7%
                                               47,900   The Gillette Company....................     1,730,388      0.5
(CONTINUED)
                                                                                                  ------------    -----
                                                                                                     4,219,888      1.2
                      ----------------------------------------------------------------------------------------------------
                       DIVERSIFIED             29,850   Corning Incorporated....................     1,576,453      0.4
                       COMPANIES
                      ----------------------------------------------------------------------------------------------------
                       ELECTRIC & GAS          39,350   +Calpine Corporation....................     1,773,210      0.5
                      ----------------------------------------------------------------------------------------------------
                       ELECTRICAL &             6,600   +The AES Corporation....................       365,475      0.1
                       ELECTRONICS
                      ----------------------------------------------------------------------------------------------------
                       ELECTRICAL              39,700   Edison International....................       620,313      0.2
                       EQUIPMENT
                      ----------------------------------------------------------------------------------------------------
                       ELECTRONIC              16,900   +Applied Micro Circuits Corporation.....     1,271,725      0.3
                       COMPONENTS             169,500   General Electric Company................     8,125,406      2.3
                                              122,050   Intel Corporation.......................     3,669,128      1.0
                                               12,200   +Sanmina Corporation....................       934,825      0.3
                                                                                                  ------------    -----
                                                                                                    14,001,084      3.9
                      ----------------------------------------------------------------------------------------------------
                       ELECTRONICS             65,300   Texas Instruments Incorporated..........     3,093,587      0.9
                      ----------------------------------------------------------------------------------------------------
                       ENTERTAINMENT            9,100   +Macrovision Corporation................       673,400      0.2
                      ----------------------------------------------------------------------------------------------------
                       FIBER OPTICS            11,200   +Avanex Corporation.....................       666,400      0.2
                      ----------------------------------------------------------------------------------------------------
                       FINANCE                 35,000   Freddie Mac.............................     2,410,625      0.7
                      ----------------------------------------------------------------------------------------------------
                       FINANCIAL SERVICES      40,000   American Express Company................     2,197,500      0.6
                                              157,200   Citigroup Inc...........................     8,027,025      2.3
                                              138,050   Wells Fargo Company.....................     7,687,659      2.1
                                                                                                  ------------    -----
                                                                                                    17,912,184      5.0
                      ----------------------------------------------------------------------------------------------------
                       FOOD                    59,600   +The Kroger Co..........................     1,612,925      0.5
                                                8,600   Wm. Wrigley Jr. Company.................       823,987      0.2
                                                                                                  ------------    -----
                                                                                                     2,436,912      0.7
                      ----------------------------------------------------------------------------------------------------
                       HEALTHCARE-             81,800   HCA-The Healthcare Corporation..........     3,600,018      1.0
                       PRODUCTS & SERVICES
                      ----------------------------------------------------------------------------------------------------
                       HOUSEHOLD PRODUCTS      26,600   The Clorox Company......................       944,300      0.3
                                              157,450   Colgate-Palmolive Company...............    10,163,398      2.9
                                               47,200   The Procter & Gamble Company............     3,702,250      1.0
                                                                                                  ------------    -----
                                                                                                    14,809,948      4.2
                      ----------------------------------------------------------------------------------------------------
                       INDEPENDENT POWER       28,500   +Southern Energy, Inc...................       806,906      0.2
                       PRODUCERS
                      ----------------------------------------------------------------------------------------------------
                       INSURANCE               25,650   The Allstate Corporation................     1,117,378      0.3
                                               99,325   American International Group, Inc.......     9,789,720      2.7
                                               34,400   ITT Industries, Inc.....................     1,333,000      0.4
                                                9,400   The Progressive Corporation.............       974,075      0.3
                                                                                                  ------------    -----
                                                                                                    13,214,173      3.7
                      ----------------------------------------------------------------------------------------------------
                       INTERNET SOFTWARE       16,175   +Agile Software Corporation.............       798,641      0.2
                                               18,425   +Ariba, Inc.............................       988,041      0.3
                                               14,950   +VeriSign, Inc..........................     1,109,103      0.3
                                               26,400   +WatchGuard Technologies, Inc...........       833,250      0.2
                                                                                                  ------------    -----
                                                                                                     3,729,035      1.0
                      ----------------------------------------------------------------------------------------------------
                       LASER SYSTEMS &         21,050   +JDS Uniphase Corporation...............       878,838      0.2
                       COMPONENTS
                      ----------------------------------------------------------------------------------------------------
                       MACHINERY &             20,550   Caterpillar Inc.........................       972,272      0.3
                       EQUIPMENT
                      ----------------------------------------------------------------------------------------------------
                       MANUFACTURING           20,300   Danaher Corporation.....................     1,388,013      0.4
                                               81,900   Tyco International Ltd..................     4,545,450      1.3
                                                                                                  ------------    -----
                                                                                                     5,933,463      1.7
                      ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              SHARES                                                            PERCENT OF
COUNTRIES             INDUSTRIES               HELD                  COMMON STOCKS                   VALUE      NET ASSETS
UNITED STATES          MEDIA &                 99,100   +Metromedia Fiber Network, Inc.
                                                         (Class A)..............................  $  1,003,387      0.3%
(CONTINUED)            COMMUNICATIONS
                      ----------------------------------------------------------------------------------------------------
                       MEDICAL                  6,400   +Affymetrix, Inc........................       476,000      0.1
                                               28,500   Alpharma, Inc. (Class A)................     1,250,438      0.4
                                               17,200   +Applera Corporation--Celera Genomics
                                                         Group..................................       618,125      0.2
                                               35,200   +Immunex Corporation....................     1,430,000      0.4
                                                9,000   +Protein Design Labs, Inc...............       772,875      0.2
                                                                                                  ------------    -----
                                                                                                     4,547,438      1.3
                      ----------------------------------------------------------------------------------------------------
                       MEDICAL SERVICES        47,450   +Manor Care, Inc........................       978,656      0.3
                      ----------------------------------------------------------------------------------------------------
                       MEDICAL TECHNOLOGY      30,700   Johnson & Johnson.......................     3,225,419      0.9
                      ----------------------------------------------------------------------------------------------------
                       MERCHANDISING           45,950   The May Department Stores Company.......     1,504,862      0.4
                      ----------------------------------------------------------------------------------------------------
                       METALS                  55,200   Newmont Mining Corporation..............       941,850      0.3
                      ----------------------------------------------------------------------------------------------------
                       MULTI-MEDIA             20,550   Time Warner Inc.........................     1,073,532      0.3
                      ----------------------------------------------------------------------------------------------------
                       NATURAL GAS              9,500   El Paso Energy Corporation..............       680,438      0.2
                                               76,850   Enron Corp..............................     6,388,156      1.8
                                                                                                  ------------    -----
                                                                                                     7,068,594      2.0
                      ----------------------------------------------------------------------------------------------------
                       NETWORKING PRODUCTS     14,450   +ONI Systems Corp.......................       571,678      0.2
                      ----------------------------------------------------------------------------------------------------
                       OIL & GAS PRODUCERS     21,000   Conoco Inc. (Class B)...................       607,688      0.2
                                               39,100   +Nabors Industries, Inc.................     2,312,765      0.6
                                               12,650   +Rowan Companies, Inc...................       341,550      0.1
                                               13,400   Santa Fe International Corporation......       429,638      0.1
                                               19,000   Tosco Corporation.......................       644,812      0.2
                                                                                                  ------------    -----
                                                                                                     4,336,453      1.2
                      ----------------------------------------------------------------------------------------------------
                       OIL--INTEGRATED         85,461   Exxon Mobil Corporation.................     7,429,766      2.1
                      ----------------------------------------------------------------------------------------------------
                       OIL FIELD &             25,650   +BJ Services Company....................     1,766,644      0.5
                       EQUIPMENT
                      ----------------------------------------------------------------------------------------------------
                       OIL SERVICES            33,600   Baker Hughes Incorporated...............     1,396,500      0.4
                                               22,000   +Global Marine Inc......................       624,250      0.1
                                               21,550   Schlumberger Limited....................     1,722,653      0.5
                                                                                                  ------------    -----
                                                                                                     3,743,403      1.0
                      ----------------------------------------------------------------------------------------------------
                       PAINTS                  18,150   The Sherwin-Williams Company............       477,572      0.1
                      ----------------------------------------------------------------------------------------------------
                       PAPER & FOREST          19,200   International Paper Company.............       783,600      0.2
                       PRODUCTS                24,500   Georgia-Pacific Group...................       762,563      0.2
                                                                                                  ------------    -----
                                                                                                     1,546,163      0.4
                      ----------------------------------------------------------------------------------------------------
                       PHARMACEUTICALS         63,800   American Home Products Corporation......     4,054,490      1.1
                                               21,300   Bristol-Myers Squibb Company............     1,574,869      0.5
                                               36,100   Cardinal Health, Inc....................     3,596,463      1.0
                                               10,400   Ecolab Inc..............................       449,150      0.1
                                               26,900   Eli Lilly and Company...................     2,503,381      0.7
                                               78,000   Merck & Co., Inc........................     7,302,750      2.1
                                               15,550   +Millennium Pharmaceuticals, Inc........       961,184      0.3
                                              171,100   Pfizer Inc..............................     7,870,600      2.2
                                               35,500   Pharmacia Corporation...................     2,165,500      0.6
                                               27,300   Schering-Plough Corporation.............     1,549,275      0.4
                                                                                                  ------------    -----
                                                                                                    32,027,662      9.0
                      ----------------------------------------------------------------------------------------------------
                       REAL ESTATE             19,200   Equity Residential Properties Trust.....     1,062,000      0.3
                       INVESTMENT TRUST
                      ----------------------------------------------------------------------------------------------------
                       RESTAURANTS             30,550   McDonald's Corporation..................     1,038,700      0.3
                      ----------------------------------------------------------------------------------------------------
                       RETAIL                  68,500   Lowe's Companies, Inc...................     3,048,250      0.9
                                               32,600   +Safeway Inc............................     2,037,500      0.6
                                               62,500   Wal-Mart Stores, Inc....................     3,320,312      0.9
                                                                                                  ------------    -----
                                                                                                     8,406,062      2.4
                      ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 2000  (Concluded)     (in US dollars)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              SHARES                                                            PERCENT OF
COUNTRIES             INDUSTRIES               HELD                  COMMON STOCKS                   VALUE      NET ASSETS
UNITED STATES          RETAIL SPECIALTY        47,700   The Home Depot, Inc.....................  $  2,179,294      0.6%
                      ----------------------------------------------------------------------------------------------------
(CONCLUDED)            RETAIL STORES           25,000   Nordstrom, Inc..........................       454,687      0.1
                      ----------------------------------------------------------------------------------------------------
                       SCIENTIFIC              29,000   Millipore Corporation...................     1,827,000      0.5
                       EQUIPMENT
                      ----------------------------------------------------------------------------------------------------
                       SOFTWARE                54,900   +Amdocs Limited.........................     3,637,125      1.0
                                               94,600   +Microsoft Corporation..................     4,109,188      1.2
                                               14,750   +RSA Security Inc.......................       778,062      0.2
                                               12,700   +VERITAS Software Corporation...........     1,111,250      0.3
                                                                                                  ------------    -----
                                                                                                     9,635,625      2.7
                      ----------------------------------------------------------------------------------------------------
                       TELECOMMUNICATIONS      97,000   +McLeodUSA Incorporated (Class A).......     1,370,125      0.4
                                               74,500   +Optical Communication
                                                         Products, Inc..........................       838,125      0.2
                                               74,000   +Qwest Communications International
                                                         Inc....................................     3,034,000      0.8
                                               61,800   Verizon Communications..................     3,097,725      0.9
                                                                                                  ------------    -----
                                                                                                     8,339,975      2.3
                      ----------------------------------------------------------------------------------------------------
                       WIRELESS                29,600   +Nextel Communications, Inc.
                       COMMUNICATIONS--                  (Class A)..............................       730,750      0.2
                       DOMESTIC PAGING &
                       CELLULAR
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN THE UNITED STATES   284,099,730     79.7
--------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN COMMON STOCKS
                                                        (COST--$289,535,496)                       307,245,211     86.2
--------------------------------------------------------------------------------------------------------------------------

                                      FACE
                                     AMOUNT              SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                  $ 8,000,000  AEP Credit Inc., 6.60% due 1/11/2001....     7,980,933     2.2
                                     4,900,000  AIG Funding Corp., 6.53% due 1/08/2001..     4,891,112     1.4
                                    12,970,000  General Motors Acceptance Corp., 6.75%
                                                 due 1/02/2001..........................    12,960,273     3.6
                                     1,700,000  Pfizer Inc., 6.55% due 1/18/2001........     1,693,814     0.5
-----------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN COMMERCIAL PAPER       27,526,132     7.7
-----------------------------------------------------------------------------------------------------------------
                                     5,487,000  Federal Home Loan Banks, 6.25%
US GOVERNMENT
AGENCY OBLIGATIONS*                                 due 1/24/2001.......................     5,462,232     1.5
                                    15,000,000  Federal Home Loan Mortgage Association,
                                                    6.37% due 1/16/2001.................    14,952,225     4.2
-----------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN US GOVERNMENT
                                                AGENCY OBLIGATIONS                          20,414,457     5.7
-----------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SHORT-TERM
                                                SECURITIES (COST--$47,940,589)              47,940,589    13.4
-----------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS (COST--$337,476,085)..   355,185,800    99.6
                                                UNREALIZED APPRECIATION ON FORWARD
                                                FOREIGN EXCHANGE CONTRACTS++............        20,282     0.0
                                                OTHER ASSETS LESS LIABILITIES...........     1,333,059     0.4
                                                                                          ------------   -----
                                                NET ASSETS..............................  $356,539,141   100.0%
                                                                                          ============   =====
-----------------------------------------------------------------------------------------------------------------

 (a) American Depositary Receipts (ADR).
   * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
   + Non-income producing security.
  ++ Forward foreign exchange contracts as of December 31, 2000 were as follows:

    ---------------------------------------------------------
                                               UNREALIZED
    FOREIGN CURRENCY SOLD    EXPIRATION DATE   APPRECIATION
    ---------------------------------------------------------
    C$          3,700,000    February 2001        $ 2,597
    Y          40,000,000     January 2001         17,685
    ---------------------------------------------------------
    TOTAL UNREALIZED APPRECIATION ON FORWARD
    FOREIGN EXCHANGE CONTRACTS--NET (US$
    COMMITMENT--$2,836,596)                       $20,282
                                                  =======
    ---------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 2000                  (in US dollars)
--------------------------------------------------------------------------------

                                       SHARES                                                         PERCENT OF
COUNTRIES    INDUSTRIES                  HELD               COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
BELGIUM                                18,400  Fortis (B)                                $   597,741       0.3%
             INSURANCE--MULTILINE
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN BELGIUM                597,741       0.3
----------------------------------------------------------------------------------------------------------------
BRAZIL        OIL--INTEGRATED          22,100  Petroleo Brasileiro SA--Petrobras.......      549,667       0.3
             ---------------------------------------------------------------------------------------------------
              PAPER & FOREST           23,200  Aracruz Celulose SA (ADR)*..............      346,550       0.2
              PRODUCTS
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       45,000  Embratel Participacoes SA (ADR)*........      705,937       0.3
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN BRAZIL               1,602,154       0.8
----------------------------------------------------------------------------------------------------------------
CANADA        COMMUNICATION            15,429  Nortel Networks Corporation.............      494,692       0.2
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              COMPUTER SERVICES/       48,100  +ATI Technologies Inc...................      273,805       0.1
              SOFTWARE
             ---------------------------------------------------------------------------------------------------
              ELECTRONIC                6,700  +C-MAC Industries Inc...................      298,868       0.1
              COMPONENTS
             ---------------------------------------------------------------------------------------------------
              MACHINERY                32,600  +ATS Automation Tooling Systems, Inc....      434,088       0.2
             ---------------------------------------------------------------------------------------------------
              METALS                    6,500  Alcan Aluminium Ltd.....................      222,219       0.1
                                       17,600  Barrick Gold Corporation................      288,288       0.2
                                                                                         -----------    ------
                                                                                             510,507       0.3
             ---------------------------------------------------------------------------------------------------
              METALS & MINING          30,400  Placer Dome Inc.........................      292,600       0.2
             ---------------------------------------------------------------------------------------------------
              OIL--INTEGRATED          15,000  Alberta Energy Company Ltd..............      717,044       0.4
             ---------------------------------------------------------------------------------------------------
              PAPER & FOREST           48,500  Domtar, Inc.............................      437,533       0.2
              PRODUCTS
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       46,300  BCE Inc.................................    1,339,806       0.7
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN CANADA               4,798,943       2.4
----------------------------------------------------------------------------------------------------------------
CHINA         INTERNET CONTENT         26,500  +China.Com Corporation 'A'..............      117,594       0.1
             ---------------------------------------------------------------------------------------------------
              OIL--INTEGRATED          33,600  PetroChina Company Limited (ADR)*.......      556,500       0.3
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       47,000  +China Mobile (Hong Kong) Limited.......      256,696       0.1
             ---------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN CHINA                  930,790       0.5
----------------------------------------------------------------------------------------------------------------
DENMARK       COMMERCIAL SERVICES       6,900  +ISS A/S................................      469,553       0.2
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN DENMARK                469,553       0.2
----------------------------------------------------------------------------------------------------------------
FINLAND       COMMUNICATION            30,200  Nokia Oyj (Series A)....................    1,346,852       0.7
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              ELECTRONIC               35,100  Amer Group Ltd..........................      922,751       0.4
              COMPONENTS
                                       18,700  Perlos Oyj..............................      386,263       0.2
                                                                                         -----------    ------
                                                                                           1,309,014       0.6
             ---------------------------------------------------------------------------------------------------
              INSURANCE                14,500  Sampo Insurance Company Ltd. 'A'........      782,808       0.4
             ---------------------------------------------------------------------------------------------------
              PAPER & FOREST           17,375  Stora Enso Oyj 'R'......................      205,549       0.1
              PRODUCTS
                                        6,200  UPM-Kymmene Oyj.........................      212,764       0.1
                                                                                         -----------    ------
                                                                                             418,313       0.2
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN FINLAND              3,856,987  1.9.....
----------------------------------------------------------------------------------------------------------------
FRANCE        AIRLINES                 35,000  Groupe Air France.......................      821,538       0.4
             ---------------------------------------------------------------------------------------------------
              AUTOMOBILE &             18,200  Valeo SA................................      812,704       0.4
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              CONSUMER--               16,800  Christian Dior SA.......................      805,238       0.4
              MISCELLANEOUS
             ---------------------------------------------------------------------------------------------------
              ELECTRICAL                5,000  Schneider SA............................      364,763       0.2
              EQUIPMENT
                                       18,800  Thomson CSF.............................      901,100       0.4
                                                                                         -----------    ------
                                                                                           1,265,863       0.6
             ---------------------------------------------------------------------------------------------------
              FOOD                     12,400  Carrefour SA............................      778,874       0.4
             ---------------------------------------------------------------------------------------------------
              INSURANCE                 6,000  Axa.....................................      867,544       0.4
             ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                       SHARES                                                         PERCENT OF
COUNTRIES    INDUSTRIES                  HELD               COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
FRANCE        MULTI-MEDIA              19,400  +Thomson Multimedia.....................  $   907,819       0.5%
             ---------------------------------------------------------------------------------------------------
(CONCLUDED)   OIL--INTEGRATED           4,989  Total Fina SA 'B'.......................      741,973       0.4
             ---------------------------------------------------------------------------------------------------
              OIL SERVICES              2,200  +Compagnie Generale de Geophysique SA...      147,896       0.1
             ---------------------------------------------------------------------------------------------------
              SEMICONDUCTOR            24,000  STMicroelectronics NV (NY Registered
              CAPITAL EQUIPMENT                 Shares)................................    1,027,500       0.5
             ---------------------------------------------------------------------------------------------------
              SOFTWARE--COMPUTER        3,000  Dassault Systemes SA....................      205,619       0.1
             ---------------------------------------------------------------------------------------------------
              TECHNOLOGY               66,700  +Gemplus International SA...............      594,934       0.3
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       17,000  Alcatel.................................      965,659       0.5
              & EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              UTILITIES--WATER         16,200  Vivendi Universal SA....................    1,066,234       0.5
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN FRANCE              11,009,395  5.5.....
----------------------------------------------------------------------------------------------------------------
GERMANY       AUTOMOBILES              22,800  Bayerische Motoren Werke (BMW) AG.......      744,961       0.4
             ---------------------------------------------------------------------------------------------------
              BANKING & FINANCIAL      12,500  Deutsche Bank AG (Registered Shares)....    1,042,179       0.5
             ---------------------------------------------------------------------------------------------------
              CHEMICALS                 5,800  Bayer AG................................      305,499       0.1
                                        9,900  Henkel KGaA (Preferred).................      650,658       0.3
                                        6,400  +SGL Carbon AG..........................      342,210       0.2
                                                                                         -----------    ------
                                                                                           1,298,367       0.6
             ---------------------------------------------------------------------------------------------------
              ELECTRONIC                7,583  +Epcos AG...............................      662,130       0.3
              COMPONENTS
             ---------------------------------------------------------------------------------------------------
              INTERNET SOFTWARE         6,100  +Intershop Communications AG............      191,864       0.1
             ---------------------------------------------------------------------------------------------------
              MEDICAL                   1,697  +Lion Bioscience AG (ADR)*..............      127,911       0.1
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN GERMANY              4,067,412       2.0
----------------------------------------------------------------------------------------------------------------
HONG KONG     MULTI-INDUSTRY           51,260  Hutchison Whampoa Limited...............      639,115       0.3
             ---------------------------------------------------------------------------------------------------
              TRANSPORT SERVICES       17,000  +MTR Corporation Limited................       29,859       0.0
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN HONG KONG              668,974  0.3.....
----------------------------------------------------------------------------------------------------------------
IRELAND       BANKING                 107,000  Bank of Ireland.........................    1,072,937       0.5
             ---------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN IRELAND              1,072,937       0.5
----------------------------------------------------------------------------------------------------------------
ISRAEL        SOFTWARE--COMPUTER        2,400  +Check Point Software Technologies
                                                Ltd....................................      320,550       0.2
             ---------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN ISRAEL                 320,550  0.2.....
----------------------------------------------------------------------------------------------------------------
ITALY         AEROSPACE & DEFENSE   1,334,000  +Finmeccanica SpA.......................    1,523,031       0.8
             ---------------------------------------------------------------------------------------------------
              OIL--INTEGRATED         106,800  ENI SpA.................................      681,867       0.3
             ---------------------------------------------------------------------------------------------------
              PRINTING &               60,000  Mondadori (Arnoldo) Editore SpA.........      557,707       0.3
              PUBLISHING
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN ITALY                2,762,605       1.4
----------------------------------------------------------------------------------------------------------------
JAPAN         APPLIANCES                4,350  Sony Corporation (ADR)*.................      303,413       0.1
             ---------------------------------------------------------------------------------------------------
              BANKING & FINANCIAL      92,000  The Nikko Securities Co., Ltd...........      712,960       0.4
             ---------------------------------------------------------------------------------------------------
              BUSINESS SERVICES         5,000  Nippon System Development Co., Ltd......      437,828       0.2
             ---------------------------------------------------------------------------------------------------
              CHEMICALS                12,000  Shin-Etsu Chemical Co., Ltd.............      462,347       0.2
             ---------------------------------------------------------------------------------------------------
              COMPUTERS                45,000  NEC Corporation.........................      823,555       0.4
                                        9,000  Capcom Company, Ltd.....................      308,932       0.1
                                                                                         -----------    ------
                                                                                           1,132,487       0.5
             ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                       SHARES                                                         PERCENT OF
COUNTRIES    INDUSTRIES                  HELD               COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
JAPAN         ELECTRONICS              27,000  Fujitsu Limited.........................  $   398,144       0.2%
(CONCLUDED)                             1,330  Keyence Corporation.....................      326,095       0.2
                                        7,000  Kyocera Corporation.....................      764,361       0.4
                                        4,000  Murata Manufacturing Co., Ltd...........      469,352       0.2
                                        2,000  Rohm Company Ltd........................      380,035       0.2
                                                                                         -----------    ------
                                                                                           2,337,987       1.2
             ---------------------------------------------------------------------------------------------------
              FINANCE                   5,400  Orix Corporation........................      541,891       0.3
             ---------------------------------------------------------------------------------------------------
              MANUFACTURING             4,000  TDK Corporation.........................      389,492       0.2
             ---------------------------------------------------------------------------------------------------
              PHARMACEUTICALS          14,000  Yamanouchi Pharmaceutical Co., Ltd......      605,604       0.3
             ---------------------------------------------------------------------------------------------------
              REAL ESTATE              48,000  Mitsubishi Estate Company, Limited......      512,785       0.3
                                       50,000  Mitsui Fudosan Co., Ltd.................      496,935       0.2
                                                                                         -----------    ------
                                                                                           1,009,720       0.5
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS           78  NTT Mobile Communications
                                                Network, Inc...........................    1,345,534       0.7
             ---------------------------------------------------------------------------------------------------
              TRANSPORT SERVICES           95  East Japan Railway Company..............      557,356       0.3
             ---------------------------------------------------------------------------------------------------
              UTILITIES--ELECTRIC      47,000  Tokyo Electric Power....................    1,166,769       0.6
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN JAPAN               11,003,388       5.5
----------------------------------------------------------------------------------------------------------------
MEXICO        BEVERAGES                36,800  Panamerican Beverages, Inc. 'A' (US
                                                Registered Shares).....................      522,100       0.3
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN MEXICO                 522,100       0.3
----------------------------------------------------------------------------------------------------------------
NETHERLANDS   BROADCASTING &           22,400  Wolters Kluwer NV 'A'...................      610,751       0.3
              PUBLISHING
             ---------------------------------------------------------------------------------------------------
              ELECTRONIC               24,500  +ASM Lithography Holding NV.............      556,444       0.3
              COMPONENTS
             ---------------------------------------------------------------------------------------------------
              ELECTRONICS              27,936  Koninklijke (Royal) Philips Electronics
                                                NV (NY Registered Shares)..............    1,012,680       0.5
             ---------------------------------------------------------------------------------------------------
              ENERGY SOURCES            4,751  ING Groep NV (ADR)*.....................      380,674       0.2
             ---------------------------------------------------------------------------------------------------
              FOOD                     46,500  CSM NV..................................    1,152,594       0.6
                                       34,250  Koninklijke Ahold NV....................    1,104,926       0.5
                                                                                         -----------    ------
                                                                                           2,257,520       1.1
             ---------------------------------------------------------------------------------------------------
              PRINTING &               18,800  VNU NV..................................      924,047       0.4
              PUBLISHING
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN THE
                                               NETHERLANDS                                 5,742,116       2.8
----------------------------------------------------------------------------------------------------------------
NORWAY        PETROLEUM                13,400  +Petroleum Geo-Services.................      176,266       0.1
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN NORWAY                 176,266       0.1
----------------------------------------------------------------------------------------------------------------
SINGAPORE     BANKING & FINANCIAL      25,586  DBS Group Holdings Limited..............      289,207       0.2
             ---------------------------------------------------------------------------------------------------
              CONSTRUCTION             97,000  City Developments Limited...............      450,317       0.2
             ---------------------------------------------------------------------------------------------------
              ELECTRONIC               15,850  +Flextronics International Ltd..........      451,725       0.2
              COMPONENTS
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN SINGAPORE            1,191,249       0.6
----------------------------------------------------------------------------------------------------------------
SOUTH KOREA   INTERNET CONTENT          5,000  +Daum Communications Corporation........       57,905       0.0
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS        1,800  SK Telecom Co., Ltd.....................      360,000       0.2
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN SOUTH KOREA            417,905       0.2
----------------------------------------------------------------------------------------------------------------
SPAIN         BUILDING &               25,600  Grupo Dragados SA.......................      278,816       0.1
              CONSTRUCTION
             ---------------------------------------------------------------------------------------------------
                                       48,500  +Telefonica SA..........................      801,445       0.4
              TELEPHONE--INTEGRATED
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN SPAIN                1,080,261       0.5
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                       SHARES                                                         PERCENT OF
COUNTRIES    INDUSTRIES                  HELD               COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
SWEDEN        DIVERSIFIED              24,000  Custos AB...............................  $   653,701       0.3%
                                       24,000  Custos AB (Rights)(a)...................       97,165       0.1
                                                                                         -----------    ------
                                                                                             750,866       0.4
             ---------------------------------------------------------------------------------------------------
              INVESTMENT               35,100  +Capio AB...............................      260,400       0.1
              MANAGEMENT
                                       70,200  Investment AB Bure......................      383,159       0.2
                                                                                         -----------    ------
                                                                                             643,559       0.3
             ---------------------------------------------------------------------------------------------------
              REAL ESTATE              29,400  Castellum AB............................      324,053       0.2
                                       63,000  Fastighets AB Tornet....................    1,014,891       0.5
                                                                                         -----------    ------
                                                                                           1,338,944       0.7
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       17,800  Telefonaktiebolaget LM Ericsson (ADR)*..      199,138       0.1
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN SWEDEN               2,932,507       1.5
----------------------------------------------------------------------------------------------------------------
SWITZERLAND   BANKING & FINANCIAL      10,200  UBS AG (Registered).....................    1,664,857       0.8
             ---------------------------------------------------------------------------------------------------
              FOODS                       553  Nestle SA (Registered Shares)...........    1,289,935       0.6
             ---------------------------------------------------------------------------------------------------
              HUMAN RESOURCES             621  Adecco SA (Registered Shares)...........      390,879       0.2
             ---------------------------------------------------------------------------------------------------
              INDUSTRIAL--OTHER         1,136  Swisslog Holding AG.....................      497,723       0.3
             ---------------------------------------------------------------------------------------------------
              PHARMACEUTICALS             696  Novartis AG (Registered Shares).........    1,230,509       0.6
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN SWITZERLAND          5,073,903       2.5
----------------------------------------------------------------------------------------------------------------
UNITED        BANKING                  32,700  Barclays PLC............................    1,012,115       0.5
KINGDOM
                                       72,800  HSBC Holdings PLC.......................    1,071,174       0.5
                                                                                         -----------    ------
                                                                                           2,083,289       1.0
             ---------------------------------------------------------------------------------------------------
              BEVERAGES               119,348  Diageo PLC..............................    1,337,115       0.7
             ---------------------------------------------------------------------------------------------------
              CABLE TELEVISION         88,600  +Telewest Communications PLC............      136,652       0.1
              SERVICES
             ---------------------------------------------------------------------------------------------------
              COMMUNICATION            90,000  Marconi PLC.............................      966,638       0.5
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              COMPUTER SERVICES        11,200  Logica PLC..............................      292,785       0.1
             ---------------------------------------------------------------------------------------------------
              DIVERSIFIED              92,500  Billiton PLC............................      356,495       0.2
             ---------------------------------------------------------------------------------------------------
              DIVERSIFIED               7,800  Anglo American PLC......................      429,946       0.2
              INDUSTRIES
             ---------------------------------------------------------------------------------------------------
              FOOD DISTRIBUTION        43,300  +Granada Compass PLC....................      471,205       0.2
             ---------------------------------------------------------------------------------------------------
              INSURANCE--LIFE         261,000  Old Mutual PLC..........................      647,204       0.3
             ---------------------------------------------------------------------------------------------------
              MANUFACTURING           450,000  Invensys PLC............................    1,052,009       0.5
             ---------------------------------------------------------------------------------------------------
              MEDICAL                  46,500  Smith & Nephew PLC......................      215,331       0.1
             ---------------------------------------------------------------------------------------------------
              NETWORKING PRODUCTS      45,300  +Dimension Data Holdings PLC............      305,865       0.2
             ---------------------------------------------------------------------------------------------------
              OIL--INTEGRATED          72,000  BP Amoco PLC............................      580,789       0.3
                                       23,300  Shell Transport & Trading Company
                                                (ADR)*.................................    1,150,438       0.6
                                                                                         -----------    ------
                                                                                           1,731,227       0.9
             ---------------------------------------------------------------------------------------------------
              PHARMACEUTICALS          61,321  +GlaxoSmithKline PLC....................    1,731,264       0.9
             ---------------------------------------------------------------------------------------------------
              PUBLISHING               70,900  Reckitt Benckiser PLC...................      976,494       0.5
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       45,300  Cable & Wireless PLC....................      611,052       0.3
                                       66,500  +Energis PLC............................      447,020       0.2
                                      573,028  Vodafone AirTouch PLC...................    2,101,454       1.0
                                                                                         -----------    ------
                                                                                           3,159,526       1.5
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN THE UNITED
                                               KINGDOM                                    15,893,045       7.9
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                       SHARES                                                         PERCENT OF
COUNTRIES    INDUSTRIES                  HELD               COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
UNITED        AEROSPACE & DEFENSE       8,700  General Dynamics Corporation............  $   678,600       0.3%
STATES
                                       13,751  United Technologies Corporation.........    1,081,172       0.5
                                                                                         -----------    ------
                                                                                           1,759,772       0.8
             ---------------------------------------------------------------------------------------------------
              ALUMINUM                  8,000  Alcoa Inc...............................      268,000       0.1
             ---------------------------------------------------------------------------------------------------
              AUTOMOTIVE               11,200  +General Motors Corporation (Class H)...      257,600       0.1
             ---------------------------------------------------------------------------------------------------
              BANKING                  10,500  Bank of America Corporation.............      481,687       0.2
                                       33,610  The Bank of New York Company, Inc.......    1,854,852       0.9
                                       20,000  Bank One Corporation....................      732,500       0.4
                                       17,050  The Chase Manhattan Corporation.........      774,709       0.4
                                        1,700  Wachovia Corporation....................       98,813       0.1
                                       20,290  Wells Fargo Company.....................    1,129,899       0.6
                                                                                         -----------    ------
                                                                                           5,072,460       2.6
             ---------------------------------------------------------------------------------------------------
              BEVERAGES                18,200  The Coca-Cola Company...................    1,109,063       0.5
                                        6,650  PepsiCo, Inc............................      329,591       0.2
                                                                                         -----------    ------
                                                                                           1,438,654       0.7
             ---------------------------------------------------------------------------------------------------
              BIOTECHNOLOGY             2,000  +Genentech, Inc.........................      163,000       0.1
                                        2,000  +Gilead Sciences, Inc...................      165,875       0.1
                                        2,800  +Human Genome Sciences, Inc.............      194,075       0.1
                                                                                         -----------    ------
                                                                                             522,950       0.3
             ---------------------------------------------------------------------------------------------------
              BROADCASTING--CABLE      11,200  +AT&T Corp.--Liberty Media Group
                                                (Class A)..............................      151,900       0.1
             ---------------------------------------------------------------------------------------------------
              BUILDING PRODUCTS        14,940  +American Tower Corporation (Class A)..       565,852       0.3
             ---------------------------------------------------------------------------------------------------
              BUSINESS SERVICES        50,600  +Oracle Corporation.....................    1,473,725       0.7
             ---------------------------------------------------------------------------------------------------
              CABLE                     8,850  +Adelphia Communications (Class A)......      456,881       0.2
                                       19,050  +Charter Communications, Inc.
                                                (Class A)..............................      432,197       0.2
                                                                                         -----------    ------
                                                                                             889,078       0.4
             ---------------------------------------------------------------------------------------------------
              CAPITAL GOODS             2,700  Minnesota Mining and Manufacturing
                                                Company (3M)...........................      325,350       0.2
             ---------------------------------------------------------------------------------------------------
              CHEMICALS                 7,600  The Dow Chemical Company................      278,350       0.1
                                        7,250  E.I. du Pont de Nemours and Company.....      350,266       0.2
                                       12,550  Pharmacia Corporation...................      765,550       0.4
                                        2,500  Rohm and Haas Company...................       90,781       0.0
                                                                                         -----------    ------
                                                                                           1,484,947       0.7
             ---------------------------------------------------------------------------------------------------
              COMMUNICATION             2,950  +CIENA Corporation......................      240,425       0.1
              EQUIPMENT                 7,450  Corning Incorporated....................      393,453       0.2
                                                                                         -----------    ------
                                                                                             633,878       0.3
             ---------------------------------------------------------------------------------------------------
              COMMUNICATIONS            3,800  +Pegasus Communications Corporation.....       97,850       0.0
                                       27,700  SBC Communications Inc..................    1,322,675       0.7
                                                                                         -----------    ------
                                                                                           1,420,525       0.7
             ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                       SHARES                                                         PERCENT OF
COUNTRIES    INDUSTRIES                  HELD               COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
UNITED        COMPUTER SERVICES         4,950  +Ariba, Inc.............................  $   265,444       0.1%
STATES                                 36,370  +Cisco Systems, Inc.....................    1,391,152       0.7
(CONTINUED)                            11,200  Electronic Data Systems Corporation.....      646,800       0.3
                                        7,695  International Business Machines
                                                Corporation............................      654,075       0.3
                                        1,100  +Juniper Networks, Inc..................      138,806       0.1
                                                                                         -----------    ------
                                                                                           3,096,277       1.5
             ---------------------------------------------------------------------------------------------------
              COMPUTER SOFTWARE         3,100  +VeriSign, Inc..........................      229,981       0.1
             ---------------------------------------------------------------------------------------------------
              COMPUTER TECHNOLOGY      14,550  +Solectron Corporation..................      493,245       0.2
             ---------------------------------------------------------------------------------------------------
              COMPUTERS                20,800  Compaq Computer Corporation.............      313,040       0.2
                                        3,500  +Comverse Technology, Inc...............      380,187       0.2
                                       10,850  +Dell Computer Corporation..............      189,197       0.1
                                        7,420  +EMC Corporation........................      493,430       0.2
                                        3,300  +NCR Corporation........................      162,112       0.1
                                        6,750  +Palm, Inc..............................      190,688       0.1
                                       14,950  +Sun Microsystems, Inc..................      415,797       0.2
                                                                                         -----------    ------
                                                                                           2,144,451       1.1
             ---------------------------------------------------------------------------------------------------
              CONTAINERS &              2,400  +Sealed Air Corporation.................       73,200       0.0
              PACKAGING
             ---------------------------------------------------------------------------------------------------
              COSMETICS                11,800  Avon Products, Inc......................      564,925       0.3
                                       11,600  The Gillette Company....................      419,050       0.2
                                                                                         -----------    ------
                                                                                             983,975       0.5
             ---------------------------------------------------------------------------------------------------
              ELECTRIC & GAS            6,900  +Calpine Corporation....................      310,931       0.2
             ---------------------------------------------------------------------------------------------------
              ELECTRICAL &              2,700  +The AES Corporation....................      149,512       0.1
              ELECTRONICS
             ---------------------------------------------------------------------------------------------------
              ELECTRICAL                5,400  Edison International....................       84,375       0.1
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              ELECTRICAL                4,950  +Sanmina Corporation....................      379,294       0.2
              INSTRUMENTS &
              CONTROLS
             ---------------------------------------------------------------------------------------------------
              ELECTRONIC                5,100  +Applied Micro Circuits Corporation.....      383,775       0.2
              COMPONENTS
                                       34,700  General Electric Company................    1,663,431       0.8
                                                                                         -----------    ------
                                                                                           2,047,206       1.0
             ---------------------------------------------------------------------------------------------------
              ELECTRONICS              28,000  Intel Corporation.......................      841,750       0.4
                                       14,200  Texas Instruments Incorporated..........      672,725       0.3
                                                                                         -----------    ------
                                                                                           1,514,475       0.7
             ---------------------------------------------------------------------------------------------------
              ENTERTAINMENT             2,200  +Macrovision Corporation................      162,800       0.1
             ---------------------------------------------------------------------------------------------------
              FIBER OPTICS              2,650  +Avanex Corporation.....................      157,675       0.1
             ---------------------------------------------------------------------------------------------------
              FINANCE                   9,600  American Express Company................      527,400       0.3
                                        6,600  Freddie Mac.............................      454,575       0.2
                                                                                         -----------    ------
                                                                                             981,975       0.5
             ---------------------------------------------------------------------------------------------------
              FINANCIAL SERVICES       42,450  Citigroup Inc...........................    2,167,603       1.1
             ---------------------------------------------------------------------------------------------------
              FOOD                     13,550  +The Kroger Co..........................      366,697       0.2
                                        2,000  Wm. Wrigley Jr. Company.................      191,625       0.1
                                                                                         -----------    ------
                                                                                             558,322       0.3
             ---------------------------------------------------------------------------------------------------
              FOREST PRODUCTS           5,900  Georgia-Pacific Group...................      183,637       0.1
             ---------------------------------------------------------------------------------------------------
                                       15,000  HCA-The Healthcare Corporation..........      660,150       0.3
              HEALTHCARE--PRODUCTS &
              SERVICES
             ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                       SHARES                                                         PERCENT OF
COUNTRIES    INDUSTRIES                  HELD               COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
UNITED        HOUSEHOLD PRODUCTS        6,400  The Clorox Company......................  $   227,200       0.1%
STATES
(CONTINUED)                            31,260  Colgate-Palmolive Company...............    2,017,833       1.0
                                       20,000  The Procter & Gamble Company............    1,568,750       0.8
                                                                                         -----------    ------
                                                                                           3,813,783       1.9
             ---------------------------------------------------------------------------------------------------
              INDEPENDENT POWER         5,700  +Southern Energy, Inc...................      161,381       0.1
              PRODUCERS
             ---------------------------------------------------------------------------------------------------
              INSURANCE                 6,100  The Allstate Corporation................      265,731       0.1
                                       21,450  American International Group, Inc.......    2,114,166       1.1
                                       12,400  ITT Industries, Inc.....................      480,500       0.2
                                        2,300  The Progressive Corporation.............      238,338       0.1
                                                                                         -----------    ------
                                                                                           3,098,735       1.5
             ---------------------------------------------------------------------------------------------------
              INTERNET SOFTWARE         3,850  +Agile Software Corporation.............      190,094       0.1
                                        4,800  +WatchGuard Technologies, Inc...........      151,500       0.1
                                                                                         -----------    ------
                                                                                             341,594       0.2
             ---------------------------------------------------------------------------------------------------
              LASER SYSTEMS &           5,000  +JDS Uniphase Corporation...............      208,750       0.1
              COMPONENTS
             ---------------------------------------------------------------------------------------------------
              MACHINERY &               8,350  Caterpillar Inc.........................      395,059       0.2
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              MANUFACTURING             4,900  Danaher Corporation.....................      335,037       0.2
                                       16,250  Tyco International Ltd..................      901,875       0.4
                                                                                         -----------    ------
                                                                                           1,236,912       0.6
             ---------------------------------------------------------------------------------------------------
              MEDIA &                  33,650  +Metromedia Fiber Network, Inc.
              COMMUNICATIONS                    (Class A)..............................      340,706       0.2
             ---------------------------------------------------------------------------------------------------
              MEDICAL                   1,500  +Affymetrix, Inc........................      111,562       0.0
                                        6,700  Alpharma, Inc. (Class A)................      293,962       0.1
                                        4,000  +Applera Corporation--Celera Genomics
                                                Group..................................      143,750       0.1
                                        8,350  +Immunex Corporation....................      339,219       0.2
                                        2,100  +Protein Design Labs, Inc...............      180,338       0.1
                                                                                         -----------    ------
                                                                                           1,068,831       0.5
             ---------------------------------------------------------------------------------------------------
              MEDICAL SERVICES         11,200  +Manor Care, Inc........................      231,000       0.1
             ---------------------------------------------------------------------------------------------------
              MEDICAL TECHNOLOGY        4,700  Johnson & Johnson.......................      493,794       0.2
             ---------------------------------------------------------------------------------------------------
              MERCHANDISING            10,900  The May Department Stores Company.......      356,975       0.2
             ---------------------------------------------------------------------------------------------------
              METALS                   13,200  Newmont Mining Corporation..............      225,225       0.1
             ---------------------------------------------------------------------------------------------------
              MULTI-MEDIA               4,200  Time Warner Inc.........................      219,408       0.1
             ---------------------------------------------------------------------------------------------------
              NATURAL GAS               2,300  El Paso Energy Corporation..............      164,737       0.1
                                       16,510  Enron Corp..............................    1,372,394       0.7
                                                                                         -----------    ------
                                                                                           1,537,131       0.8
             ---------------------------------------------------------------------------------------------------
              NETWORKING PRODUCTS       2,350  +ONI Systems Corp.......................       92,972       0.1
             ---------------------------------------------------------------------------------------------------
              OIL & GAS PRODUCERS       5,000  Conoco Inc. (Class B)...................      144,687       0.1
                                        8,650  +Nabors Industries, Inc.................      511,647       0.3
                                        3,050  +Rowan Companies, Inc...................       82,350       0.0
                                        3,200  Santa Fe International Corporation......      102,600       0.0
                                        4,600  Tosco Corporation.......................      156,113       0.1
                                                                                         -----------    ------
                                                                                             997,397       0.5
             ---------------------------------------------------------------------------------------------------
              OIL--INTEGRATED          18,865  Exxon Mobil Corporation.................    1,640,076       0.8
             ---------------------------------------------------------------------------------------------------
              OIL FIELD &               6,200  +BJ Services Company....................      427,025       0.2
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                       SHARES                                                         PERCENT OF
COUNTRIES    INDUSTRIES                  HELD               COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
UNITED        OIL SERVICES              6,000  Baker Hughes Incorporated...............  $   249,375       0.1%
STATES
(CONCLUDED)                             5,300  +Global Marine Inc......................      150,387       0.1
                                        3,850  Schlumberger Limited....................      307,759       0.2
                                                                                         -----------    ------
                                                                                             707,521       0.4
             ---------------------------------------------------------------------------------------------------
              PAINTS                    4,350  The Sherwin-Williams Company............      114,459       0.0
             ---------------------------------------------------------------------------------------------------
              PAPER & FOREST            4,650  International Paper Company.............      189,778       0.1
              PRODUCTS
             ---------------------------------------------------------------------------------------------------
              PHARMACEUTICALS          16,000  American Home Products Corporation......    1,016,800       0.5
                                        9,600  Bristol-Myers Squibb Company............      709,800       0.3
                                        7,850  Cardinal Health, Inc....................      782,056       0.4
                                        2,500  Ecolab Inc..............................      107,969       0.1
                                        6,200  Eli Lilly and Company...................      576,987       0.3
                                       14,360  Merck & Co., Inc........................    1,344,455       0.7
                                        3,700  +Millennium Pharmaceuticals, Inc........      228,706       0.1
                                       31,040  Pfizer Inc..............................    1,427,840       0.7
                                       10,600  Schering-Plough Corporation.............      601,550       0.3
                                                                                         -----------    ------
                                                                                           6,796,163       3.4
             ---------------------------------------------------------------------------------------------------
              REAL ESTATE               4,600  Equity Residential Properties Trust.....      254,438       0.1
              INVESTMENT TRUST
             ---------------------------------------------------------------------------------------------------
              RESTAURANTS               7,300  McDonald's Corporation..................      248,200       0.1
             ---------------------------------------------------------------------------------------------------
              RETAIL                    9,500  Circuit City Stores--Circuit City
                                                Group..................................      109,250       0.1
                                       11,400  The Home Depot, Inc.....................      520,837       0.3
                                       12,970  Lowe's Companies, Inc...................      577,165       0.3
                                        5,900  Nordstrom, Inc..........................      107,306       0.1
                                        6,120  +Safeway Inc............................      382,500       0.2
                                       12,190  Wal-Mart Stores, Inc....................      647,594       0.3
                                                                                         -----------    ------
                                                                                           2,344,652       1.3
             ---------------------------------------------------------------------------------------------------
              SCIENTIFIC                6,800  Millipore Corporation...................      428,400       0.2
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              SOFTWARE                 11,400  +Amdocs Limited.........................      755,250       0.4
                                        6,550  +BEA Systems, Inc.......................      440,897       0.2
                                        4,200  +Informatica Corporation................      165,900       0.1
                                       25,490  +Microsoft Corporation..................    1,107,222       0.6
                                        5,500  +RSA Security Inc.......................      290,125       0.1
                                        3,050  +VERITAS Software Corporation...........      266,875       0.1
                                                                                         -----------    ------
                                                                                           3,026,269       1.5
             ---------------------------------------------------------------------------------------------------
              TECHNOLOGY                4,000  Symbol Technologies, Inc................      144,000       0.1
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       14,800  +McLeodUSA Incorporated (Class A).......      209,050       0.1
                                       11,450  +Optical Communication
                                                Products, Inc..........................      128,812       0.1
                                       40,650  +Qwest Communications International
                                                Inc....................................    1,666,650       0.8
                                       13,100  Verizon Communications..................      656,638       0.3
                                                                                         -----------    ------
                                                                                           2,661,150       1.3
             ---------------------------------------------------------------------------------------------------
              WIRELESS                  6,200  +Nextel Communications, Inc.
              COMMUNICATIONS--                  (Class A)..............................      153,062       0.1
              DOMESTIC PAGING &
              CELLULAR
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN THE
                                               UNITED STATES                              66,598,621      33.2
----------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN COMMON STOCKS
                                               (COST--$138,816,856)                      142,789,402      71.1
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                       FACE                                                              PERCENT OF
COUNTRIES                             AMOUNT             FIXED-INCOME SECURITIES              VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
AUSTRALIA                          A$  3,700,000 Austrailian Government Bond, 12% due
                                                  11/15/2001.............................  $  2,168,737       1.1%
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN
                                                 AUSTRALIA                                    2,168,737       1.1
-------------------------------------------------------------------------------------------------------------------
CANADA                                           Canadian Government Bond:
                                   C$ 2,000,000      5.25% due 12/01/2001................     1,330,027       0.6
                                      2,000,000  5.75% due 6/01/2029.....................     1,363,515       0.7
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN CANADA      2,693,542       1.3
-------------------------------------------------------------------------------------------------------------------
FRANCE                             [EURO]    500,000 France O.A.T., 5.50% due 4/25/2029......      473,018      0.2
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN FRANCE        473,018       0.2
-------------------------------------------------------------------------------------------------------------------
GERMANY                            [EURO]  12,310,000 BundesObligation, 4.75% due 11/20/2001..   11,568,065      5.8
                                                 Bundesrepublic Deutschland:
                                      1,720,000      6.50% due 10/14/2005................     1,749,491       0.9
                                      2,435,000      4.75% due 7/04/2028.................     2,089,382       1.0
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN GERMANY    15,406,938       7.7
-------------------------------------------------------------------------------------------------------------------
ITALY                                            Buoni Poliennali Del Tesoro:
                                   [EURO]   2,350,000     5.50% due 11/01/2010................    2,258,045      1.1
                                        600,000      5.25% due 11/01/2029................       522,463       0.3
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN ITALY       2,780,508       1.4
-------------------------------------------------------------------------------------------------------------------
JAPAN                                            Japan Government Bond:
                                   Y 625,000,000     #5B, 1.20% due 9/20/2005............     5,533,549       2.8
                                    625,000,000      #57, .70% due 10/20/2003............     5,480,911       2.7
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN JAPAN      11,014,460       5.5
-------------------------------------------------------------------------------------------------------------------
NEW ZEALAND                        NZ$ 4,800,000 New Zealand Government Bond, 8% due
                                                  2/15/2001..............................     2,127,358       1.1
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN NEW
                                                 ZEALAND                                      2,127,358       1.1
-------------------------------------------------------------------------------------------------------------------
UNITED                             L   1,960,000 United Kingdom Gilt, 7% due 11/06/2001..     2,966,815       1.5
KINGDOM
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN THE
                                                 UNITED KINGDOM                               2,966,815       1.5
-------------------------------------------------------------------------------------------------------------------
UNITED                             US$  555,000  US Treasury Bonds,
STATES                                               6.125% due 8/15/2029................       603,651       0.3
                                                 US Treasury Notes:
                                      1,700,000      5.50% due 7/31/2001.................     1,697,875       0.8
                                        900,000      5.50% due 8/31/2001.................       898,875       0.5
                                      1,380,000      6.25% due 8/15/2023.................     1,492,553       0.7
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN THE
                                                 UNITED STATES                                4,692,954       2.3
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN FIXED-INCOME
                                                 SECURITIES (COST--$45,260,987)              44,324,330      22.1
-------------------------------------------------------------------------------------------------------------------
                                                          SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**                 US$ 6,885,000 General Motors Acceptance Corp., 6.75%
                                                  due 1/02/2001..........................     6,881,127       3.4
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN COMMERCIAL PAPER        6,881,127       3.4
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Concluded)     (in US dollars)
--------------------------------------------------------------------------------

                                       FACE                                                              PERCENT OF
                                      AMOUNT        SHORT-TERM SECURITIES (CONCLUDED)         VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY               US$6,000,000  Freddie Mac, 6.26% due 1/23/2001........  $  5,974,960       3.0%
OBLIGATIONS**
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN US GOVERNMENT
                                                 AGENCY OBLIGATIONS                           5,974,960       3.0
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SHORT-TERM
                                                 SECURITIES (COST--$12,856,087)              12,856,087       6.4
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS (COST--$196,933,930)..   199,969,819      99.6

                                                 UNREALIZED APPRECIATION ON
                                                 FORWARD FOREIGN EXCHANGE
                                                 CONTRACTS***............................       590,265       0.3
                                                 OTHER ASSETS LESS LIABILITIES...........       297,493       0.1
                                                                                           ------------    ------
                                                 NET ASSETS..............................  $200,857,577     100.0%
                                                                                           ============    ======
-------------------------------------------------------------------------------------------------------------------

 (a) The rights may be exercised until 1/17/2001.

  + Non-income producing security.

  * American Depositary Receipts (ADR).

 ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

 *** Forward foreign exchange contracts as of December 31, 2000 were as follows:

 ---------------------------------------------------------------------------
 FOREIGN                              EXPIRATION               UNREALIZED
 CURRENCY SOLD                           DATE                 APPRECIATION
 ---------------------------------------------------------------------------
 C$         9,500,000               February 2001               $   6,670
 Y      1,320,000,000               January 2001                  583,595
 ---------------------------------------------------------------------------
                   TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE
   CONTRACTS--NET (US$ COMMITMENT--$18,510,968)                     $590,265
                                                                =========
 ---------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 2000                  (in US dollars)
--------------------------------------------------------------------------------

                            SHARES                                                                       PERCENT OF
INDUSTRIES                   HELD                             STOCKS                         VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
ADVERTISING                    35,000       The Interpublic Group of Companies, Inc....  $  1,489,687        0.2%
--------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL            80,000       BB&T Corporation...........................     2,985,000        0.5
                              111,666       Citigroup Inc..............................     5,701,945        1.0
                              115,000       Northern Trust Corporation.................     9,379,687        1.6
                               80,000       PNC Bank Corp..............................     5,845,000        1.0
                               30,000       State Street Corporation...................     3,726,300        0.6
                              300,000       Wells Fargo Company........................    16,706,250        2.9
                                                                                         ------------      -----
                                                                                           44,344,182        7.6
--------------------------------------------------------------------------------------------------------------------
BEVERAGES                     200,000       The Coca-Cola Company......................    12,187,500        2.1
                              263,300       PepsiCo, Inc...............................    13,049,806        2.2
                                                                                         ------------      -----
                                                                                           25,237,306        4.3
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                 115,000       +Amgen Inc.................................     7,352,813        1.2
                              269,700       +Immunex Corporation.......................    10,956,562        1.9
                                                                                         ------------      -----
                                                                                           18,309,375        3.1
--------------------------------------------------------------------------------------------------------------------
BROADCASTING RADIO &          200,200       +Clear Channel Communications, Inc.........     9,697,188        1.7
TELEVISION                    173,600       +Hispanic Broadcasting Corporation.........     4,426,800        0.7
                              120,000       +Infinity Broadcasting Corporation
                                             (Class A).................................     3,352,500        0.6
                               55,000       +Viacom, Inc. (Class B)....................     2,571,250        0.4
                                                                                         ------------      -----
                                                                                           20,047,738        3.4
--------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE             180,000       +Commerce One, Inc.........................     4,556,250        0.8
                              467,900       +Oracle Corporation........................    13,627,587        2.4
                               50,000       +Rational Software Corporation.............     1,943,750        0.3
                                                                                         ------------      -----
                                                                                           20,127,587        3.5
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT          630,000       General Electric Company...................    30,200,625        5.2
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS          39,500       +Transmeta Corporation.....................       925,781        0.2
--------------------------------------------------------------------------------------------------------------------
ENERGY                        116,000       Anadarko Petroleum Corporation.............     8,245,280        1.4
                              200,000       El Paso Energy Corporation.................    14,325,000        2.5
                              261,000       Enron Corp.................................    21,695,625        3.7
                              235,000       Tosco Corporation..........................     7,975,313        1.4
                                                                                         ------------      -----
                                                                                           52,241,218        9.0
--------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                 345,500       The Walt Disney Company....................     9,997,906        1.7
                               85,000       Time Warner Inc............................     4,440,400        0.8
                                                                                         ------------      -----
                                                                                           14,438,306        2.5
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES             70,000       Countrywide Credit Industries, Inc.........     3,517,500        0.6
                               50,000       Marsh & McLennan Companies, Inc............     5,850,000        1.0
                              138,900       T. Rowe Price Group Inc....................     5,868,525        1.0
                                                                                         ------------      -----
                                                                                           15,236,025        2.6
--------------------------------------------------------------------------------------------------------------------
FOOD                           30,000       The Quaker Oats Company....................     2,921,250        0.5
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS             37,000       Colgate-Palmolive Company..................     2,388,350        0.4
--------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING        350,000       +America Online, Inc.......................    12,180,000        2.1
                              350,000       +Exodus Communications, Inc................     6,978,125        1.2
                                                                                         ------------      -----
                                                                                           19,158,125        3.3
--------------------------------------------------------------------------------------------------------------------
INSURANCE                      85,000       AFLAC Incorporated.........................     6,135,938        1.1
                              252,500       American International Group, Inc..........    24,887,031        4.3
                               82,100       Everest Re Group, Ltd......................
                                                                                            5,880,413        1.0
                              310,000       Lincoln National Corporation...............    14,666,875        2.5
                                                                                         ------------      -----
                                                                                           51,570,257        8.9
--------------------------------------------------------------------------------------------------------------------
LEISURE                       115,500       Sony Corporation (ADR)*....................     8,056,125        1.4
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 2000  (Concluded)     (in US dollars)
--------------------------------------------------------------------------------

                            SHARES                                                                       PERCENT OF
INDUSTRIES                   HELD                             STOCKS                         VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
OIL SERVICES                  270,000       Baker Hughes Incorporated..................  $ 11,221,875        1.9%
                              170,000       Diamond Offshore Drilling, Inc.............     6,800,000        1.2
                              135,000       Halliburton Company........................     4,893,750        0.9
                              175,000       Schlumberger Limited.......................    13,989,062        2.4
                               90,000       +Weatherford International, Inc............     4,252,500        0.7
                                                                                         ------------      -----
                                                                                           41,157,187        7.1
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               184,900       Bristol-Myers Squibb Company...............    13,671,044        2.4
                               26,200       Eli Lilly and Company......................     2,438,237        0.4
                              240,000       Merck & Co., Inc...........................    22,470,000        3.9
                              550,000       Pfizer Inc.................................    25,300,000        4.3
                              250,000       Pharmacia Corporation......................    15,250,000        2.6
                                                                                         ------------      -----
                                                                                           79,129,281       13.6
--------------------------------------------------------------------------------------------------------------------
RESTAURANTS                    50,000       McDonald's Corporation.....................     1,700,000        0.3
--------------------------------------------------------------------------------------------------------------------
RETAIL                        120,000       +Amazon.com, Inc...........................     1,860,000        0.3
                              390,600       Wal-Mart Stores, Inc.......................    20,750,625        3.6
                                                                                         ------------      -----
                                                                                           22,610,625        3.9
--------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY              245,000       CVS Corporation............................    14,684,688        2.5
                              449,400       The Home Depot, Inc........................    20,531,963        3.5
                              211,200       Walgreen Co................................     8,830,800        1.5
                                                                                         ------------      -----
                                                                                           44,047,451        7.6
--------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS       300,000       Vodafone Group PLC (ADR)*..................    10,743,750        1.8
--------------------------------------------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS       500,000       +Infonet Services Corporation (Class B)....     2,500,000        0.4
--------------------------------------------------------------------------------------------------------------------
                                            TOTAL STOCKS (COST--$508,082,506)             528,580,231       90.8
--------------------------------------------------------------------------------------------------------------------
                             FACE
                            AMOUNT                     SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**        $10,000,000       AEP Credit Inc., 6.59% due 1/04/2001.......     9,989,017        1.7
                           10,485,000       General Motors Acceptance Corp., 6.75% due
                                             1/02/2001.................................    10,477,136        1.8
                            5,000,000       J.P. Morgan Securities Inc., 6.55% due
                                             1/08/2001.................................     4,990,903        0.9
                                                                                         ------------      -----
                                                                                           25,457,056        4.4
--------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY       10,000,000       Federal Home Loan Banks, 6.44% due
OBLIGATIONS**                                1/03/2001.................................     9,991,056        1.7
--------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES
                                            (COST--$35,448,112)........................    35,448,112        6.1
--------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS (COST--$543,530,618).....   564,028,343       96.9
                                            OTHER ASSETS LESS LIABILITIES..............    18,236,341        3.1
                                                                                         ------------      -----
                                            NET ASSETS.................................  $582,264,684      100.0%
                                                                                         ============      =====
--------------------------------------------------------------------------------------------------------------------

 * American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

 + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2000                  (in US dollars)
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                CORPORATE BONDS                  VALUE
---------------------------------------------------------------------------------------------------------------
AIRLINES--0.8%         BB-           Ba3     $  750,000  USAir Inc., 10.375% due 3/01/2013         $   704,894
---------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.4%       NR*           NR*      1,000,000  Breed Technologies Inc., 9.25% due
                                                          4/15/2008(e)...........................          100
                       B             B2       1,000,000  Venture Holdings Trust, 11% due
                                                          6/01/2007                                    400,000
                                                                                                   -----------
                                                                                                       400,100
---------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO &   CCC+         B3       1,000,000  Cumulus Media, Inc., 10.375% due
TELEVISION--0.9%                                          7/01/2008                                    802,500
---------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--6.4%  B+            B2       1,000,000  Adelphia Communications Corporation,
                                                          9.25% due 10/01/2002...................      975,000
                       B+            B2       2,000,000  Century Communications Corporation,
                                                          9.50% due 3/01/2005....................    1,870,000
                       B+            B2       2,000,000  Charter Communications Holdings LLC, 10%
                                                          due 4/01/2009..........................    1,940,000
                       B+            B2       1,000,000  Olympus Communications LP/Capital Corp.,
                                                          10.625% due 11/15/2006.................      920,000
                                                                                                   -----------
                                                                                                     5,705,000
---------------------------------------------------------------------------------------------------------------
CABLE--                                                  Australis Media Ltd.(a)(e):
INTERNATIONAL--3.1%    D             NR*      2,000,000    15.75%** due 5/15/2003(c).............       20,000
                       NR*           NR*         34,214    15.75% due 5/15/2003..................          342
                       BB            B1       1,000,000  Cablevision SA, 13.75% due 5/01/2009....      730,000
                       B+            B1       1,000,000  Globo Comunicacoes e Participacoes,
                                                          Ltd., 10.50% due 12/20/2006(b).........      895,000
                       B             B2       1,000,000  International Cabletel, Inc. Series B,
                                                          10.688%** due 2/01/2006(e).............      870,000
                       B             B2       1,000,000  United Pan-Europe Communications,
                                                          Series B, 13.75%** due 2/01/2010(e)....      285,000
                                                                                                   -----------
                                                                                                     2,800,342
---------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.5%    B             B2       1,000,000  Columbus McKinnon Corp., 8.50% due
                                                          4/01/2008..............................      787,500
                       B-            B3       1,500,000  International Wire Group, Inc., 11.75%
                                                          due 6/01/2005..........................    1,462,500
                                                                                                   -----------
                                                                                                     2,250,000
---------------------------------------------------------------------------------------------------------------
CHEMICALS--3.9%        BB-           Ba3        744,000  ISP Holdings Inc., 9.75% due
                                                          2/15/2002..............................      617,520
                       BB            Ba3      2,000,000  Lyondell Chemical Company, 9.875% due
                                                          5/01/2007(b)...........................    1,940,000
                       BB-           B3       1,000,000  Sterling Chemicals Inc., 12.375% due
                                                          7/15/2006..............................      920,000
                                                                                                   -----------
                                                                                                     3,477,520
---------------------------------------------------------------------------------------------------------------
COMPUTER               CCC           Caa1     1,000,000  PSINet, Inc., Series B, 10% due
SERVICES--0.3%                                            2/15/2005                                    260,000
---------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES/     BB-           Ba3      1,000,000  Amkor Technologies Inc., 9.25% due
ELECTRONICS--1.6%                                         5/01/2006..............................      942,500
                       B+            B1         500,000  Seagate Technology International, 12.50%
                                                          due 11/15/2007(b)......................      472,500
                                                                                                   -----------
                                                                                                     1,415,000
---------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.4%    B-            B3         500,000  Eagle-Picher Industries, 9.375% due
                                                          3/01/2008..............................      325,000
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED--1.5%      B-            B2       1,000,000  Koppers Industries, Inc., 9.875% due
                                                          12/01/2007.............................      945,000
                       NR*           Caa1     1,000,000  RBX Corp, 12% due 1/15/2003.............      401,250
                                                                                                   -----------
                                                                                                     1,346,250
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                CORPORATE BONDS                  VALUE
---------------------------------------------------------------------------------------------------------------
ENERGY--5.3%           NR*           B3      $  500,000  Abraxas Petroleum Corp., 12.875% due
                                                          3/15/2003..............................  $   516,250
                       B             B2         500,000  Chesapeake Energy Corp., 9.125% due
                                                          4/15/2006..............................      503,750
                       B-            Caa1     2,000,000  Energy Corp. of America, 9.50% due
                                                          5/15/2007..............................    1,585,000
                       BB            Ba3        250,000  Grant Prideco Inc., 9.625% due
                                                          12/01/2007(b)..........................      258,125
                       CCC           B3       1,000,000  Ocean Rig Norway AS, 10.25% due
                                                          6/01/2008..............................      850,000
                       BB            Ba3        200,000  Port Arthur Finance Corporation, 12.50%
                                                          due 1/15/2009..........................      198,000
                       CCC-          Caa2     1,000,000  Southwest Royalties Inc., 10.50% due
                                                          10/15/2004.............................      850,000
                                                                                                   -----------
                                                                                                     4,761,125
---------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--2.3%    D             Ca       1,252,000  AMF Bowling Worldwide Inc., 12.082%**
                                                          due 3/15/2006(e).......................      175,280
                       B-            B3       2,000,000  Premier Parks Inc., 9.25% due
                                                          4/01/2006..............................    1,920,000
                                                                                                   -----------
                                                                                                     2,095,280
---------------------------------------------------------------------------------------------------------------
FOOD &                 CCC+          Caa1     1,000,000  Chiquita Brands International Inc.,
BEVERAGE--0.3%                                            9.125% due 3/01/2004...................      300,000
---------------------------------------------------------------------------------------------------------------
GAMING--1.3%           NR*           NR*        602,000  GB Property Funding Corp., 11% due
                                                          9/25/2005..............................      565,880
                                                         Jazz Casino Co. LLC:
                       NR*           NR*        971,675   5.867%** due 11/15/2009(a).............      106,885
                       NR*           NR*         84,000   Contigent Notes due 11/15/2009(f)......            0
                       BB-           Ba3        500,000  Mandalay Resort Group, 10.25% due
                                                          8/01/2007..............................      493,750
                                                                                                   -----------
                                                                                                     1,166,515
---------------------------------------------------------------------------------------------------------------
HEALTHCARE--5.5%       B+            B1       1,000,000  Beverly Enterprises Inc., 9% due
                                                          2/15/2006                                    920,000
                       B+            Ba3      1,000,000  Fresenius Medical Capital Trust II,
                                                          7.875% due 2/01/2008...................      910,000
                       BB            Ba3      2,000,000  ICN Pharmaceuticals Inc., 8.75% due
                                                          11/15/2008(b)..........................    2,000,000
                       D             NR*      1,000,000  Mariner Post-Acute Network, 9.50% due
                                                          11/01/2007(e)..........................       20,000
                       B+            B2       1,000,000  Quest Diagnostic Inc., 10.75% due
                                                          12/15/2006.............................    1,052,500
                                                                                                   -----------
                                                                                                     4,902,500
---------------------------------------------------------------------------------------------------------------
HOTELS--2.1%           BB            Ba2      2,000,000  HMH Properties, Inc., Series B, 7.875%
                                                          due 8/01/2008..........................    1,920,000
---------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER      BB            Ba1      1,750,000  The AES Corporation, 9.375% due
PRODUCERS--3.8%                                          9/15/2010...............................    1,789,375
                       BB+           Ba1        750,000  Calpine Corporation, 8.625% due
                                                          8/15/2010..............................      726,373
                       BB+           Baa3       902,319  Monterrey Power, SA de CV, 9.625% due
                                                          11/15/2009(b)..........................      875,250
                                                                                                   -----------
                                                                                                     3,390,998
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--1.4%  B        Caa1     2,000,000  Anthony Crane Rental LP, 10.375% due
                                                          8/01/2008..............................      762,500
                       B-            B3       1,000,000  Neff Corp., 10.25% due 6/01/2008........      440,000
                       CCC+          Caa3       500,000  Thermadyne Holdings Corp., 12.50%** due
                                                          6/01/2008..............................        5,000
                                                                                                   -----------
                                                                                                     1,207,500
---------------------------------------------------------------------------------------------------------------
MACHINERY--0.7%        CCC+          B3       1,000,000  Numatics Inc., 9.625% due 4/01/2008           620,000
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                CORPORATE BONDS                  VALUE
---------------------------------------------------------------------------------------------------------------
METALS &               CCC+          Caa1    $  500,000  Kaiser Aluminum & Chemical Corp., 12.75%
MINING--2.6%                                              due 2/01/2003..........................  $   340,000
                       B             B2       2,000,000  P & L Coal Holdings Corp., 9.625% due
                                                          5/15/2008..............................    1,992,500
                                                                                                   -----------
                                                                                                     2,332,500
---------------------------------------------------------------------------------------------------------------
PACKAGING--5.1%        BB            B2         500,000  Crown Cork & Seal Finance PLC, 6.75% due
                                                          12/15/2003.............................      270,000
                       B             B3         500,000  Huntsman Packaging Corporation, 13% due
                                                          6/01/2010..............................      277,500
                       D             Ca       1,500,000  Indesco International, 9.75% due
                                                          4/15/2008(e)...........................      285,000
                       BB            B1       1,250,000  Owens-Illinois Inc., 8.10% due
                                                          5/15/2007..............................      675,000
                       B             B3       1,000,000  Portola Packaging Inc., 10.75% due
                                                          10/01/2005.............................      770,000
                       B             B1       1,000,000  Silgan Holdings, Inc., 9% due
                                                          6/01/2009..............................      860,000
                       B-            B3       1,000,000  Tekni-Plex Inc., 12.75% due 6/15/2010...      800,000
                       B             B3         200,000  US Can Corporation, 12.375% due
                                                          10/01/2010(b)..........................      197,000
                       B+            Ba3        500,000  Vicap SA, 11.375% due 5/15/2007.........      395,000
                                                                                                   -----------
                                                                                                     4,529,500
---------------------------------------------------------------------------------------------------------------
PAPER & FOREST         B             B2         750,000  Ainsworth Lumber Company, 12.50% due
PRODUCERS--4.2%                                           7/15/2007(a)...........................      615,000
                       B             Caa1     1,000,000  Doman Industries Limited, 8.75% due
                                                          3/15/2004..............................      420,000
                       B+            B2         500,000  Millar Western Forest, 9.875% due
                                                          5/15/2008..............................      395,000
                       CCC+          B3       1,000,000  Pindo Deli Financial Mauritius, 10.75%
                                                          due 10/01/2007.........................      360,000
                       BB+           Ba1      2,000,000  Tembec Industries, Inc., 8.625% due
                                                          6/30/2009..............................    1,980,000
                                                                                                   -----------
                                                                                                     3,770,000
---------------------------------------------------------------------------------------------------------------
PRINTING &             BB-           Ba3        750,000  Primedia, Inc., 7.625% due 4/01/2008....      690,000
PUBLISHING--0.8%
---------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.5%      BB-           Ba3        500,000  Forest City Enterprises Inc., 8.50% due
                                                          3/15/2008..............................      470,000
---------------------------------------------------------------------------------------------------------------
STEEL--0.1%            D             Caa3     2,000,000  Wheeling Pittsburgh Corp., 9.25% due
                                                          11/15/2007(e)..........................       65,000
---------------------------------------------------------------------------------------------------------------
TELEPHONY--6.3%        NR*           NR*        500,000  Comtel Brasileira Ltd., 10.75% due
                                                          9/26/2004(b)...........................      487,500
                       B-            Caa1     1,000,000  GT Group Telecom, 15.570%** due
                                                          2/01/2010..............................      330,000
                       B+            B2       1,750,000  Metromedia Fiber Network, 10% due
                                                          12/15/2009.............................    1,452,500
                       B             B2       1,500,000  Nextlink Communications Inc., 10.75% due
                                                          6/01/2009..............................    1,230,000
                       B-            B2       1,000,000  Time-Warner Telecom LLC, 9.75% due
                                                          7/15/2008..............................      920,000
                       B             B3       1,500,000  Worldwide Fiber Inc., 12.50% due
                                                          12/15/2005.............................    1,222,500
                                                                                                   -----------
                                                                                                     5,642,500
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                CORPORATE BONDS                  VALUE
---------------------------------------------------------------------------------------------------------------
TRANSPORTATION--6.3%   BB-           NR*     $1,000,000  Autopistas del Sol SA, 10.25% due
                                                          8/01/2009(b)...........................  $   655,000
                       BB-           B1       2,000,000  GS Superhighway Holdings, 10.25% due
                                                          8/15/2007..............................    1,390,000
                       B             NR*      1,000,000  MRS Logistica SA, 10.625% due
                                                          8/15/2005(b)...........................      820,000
                       BB-           B1       1,000,000  Sea Containers Ltd., Series A, 12.50%
                                                          due 12/01/2004.........................      770,000
                       B-            B2       2,000,000  Transtar Holdings LP, Series B,
                                                          11.376%** due 12/15/2003...............    2,010,000
                                                                                                   -----------
                                                                                                     5,645,000
---------------------------------------------------------------------------------------------------------------
UTILITIES--5.0%                                          Azurix Corporation,
                       BB            Ba3        750,000     10.375% due 2/15/2007................      738,750
                       BB            Ba3      1,000,000     10.75% due 2/15/2010.................      980,000
                       NR*           NR*      1,000,000  CIA Saneamento Basico, 10% due
                                                          7/28/2005(b)(d)........................      917,500
                       BB-           B1       1,000,000  Espirito Santo-Escelsa, 10% due
                                                          7/15/2007..............................      800,000
                       B+            NR*      1,000,000  Inversora de Electrica, 9% due
                                                          9/16/2004(b)...........................      350,000
                       BB            Ba2        966,800  TransGas de Occidente SA, 9.79% due
                                                          11/01/2010(b)(d).......................      725,100
                                                                                                   -----------
                                                                                                     4,511,350
---------------------------------------------------------------------------------------------------------------
WASTE                  BB-           Ba3      1,500,000  Allied Waste NA, 7.875% due 1/01/2009...    1,391,250
MANAGEMENT--1.6%
---------------------------------------------------------------------------------------------------------------
WIRELESS               B             B3       1,000,000  Crown Castle International Corporation,
COMMUNICATIONS--                                          9% due 5/15/2011.......................      967,500
DOMESTIC--3.7%         CCC+          B3       1,500,000  Nextel Partners Inc., 11% due
                                                          3/15/2010..............................    1,436,250
                       B-            B3       1,000,000  Spectrasite Holdings Inc., 10.75% due
                                                         3/15/2010...............................      927,500
                                                                                                   -----------
                                                                                                     3,331,250
---------------------------------------------------------------------------------------------------------------
WIRELESS               B-            Caa1     1,995,000  McCaw International Ltd., 12.469%** due
COMMUNICATIONS--                                          4/15/2007..............................    1,256,850
INTERNATIONAL--4.1%    B-            Caa1     2,000,000  Millicom International Cellular,
                                                          13.116%** due 6/01/2006................    1,570,000
                       B-            Caa1     1,000,000  Nextel International Inc., 12.75% due
                                                          8/01/2010..............................      800,000
                                                                                                   -----------
                                                                                                     3,626,850
---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN CORPORATE BONDS
                                                         (COST--$99,153,423)-84.8%                  75,855,724
---------------------------------------------------------------------------------------------------------------
                                                 SHARES
                                                   HELD          COMMON STOCKS & WARRANTS
---------------------------------------------------------------------------------------------------------------
GAMING--0.2%                                     24,357  JCC Holding Company (Class A)(e).                2,070
                                                 29,452  GB Holdings Inc.(e).....................      176,712
                                                                                                   -----------
                                                                                                       178,782
---------------------------------------------------------------------------------------------------------------
SPECIALTY                                         3,846  Bradlees Inc. (Warrants)(g).............           38
RETAILING--0.0%
---------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                  936  Grand Union Co. (Warrants)(g)...........            1
---------------------------------------------------------------------------------------------------------------
TELEPHONE--0.0%                                   1,000  GT Group Telecom (Warrants)(g)..........       43,500
---------------------------------------------------------------------------------------------------------------
WIRELESS                                          3,196  Nextel Communications, Inc.
COMMUNICATIONS--0.1%                                      (Class A)(e)...........................       78,901
---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN COMMON STOCKS &
                                                         WARRANTS (COST--$1,405,006)-0.3%              301,222
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2000  (Concluded)     (in US dollars)
--------------------------------------------------------------------------------

                                                   SHARES
INDUSTRIES                                           HELD              PREFERRED STOCKS                 VALUE
-----------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--1.9%                             16,378   CSC Holdings Inc. (Class A)(a)(e).......  $  1,736,068
-----------------------------------------------------------------------------------------------------------------
ENERGY--0.3%                                       1,395   Premcor USA Inc.(a).....................       244,125
-----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.0%                          40,000   California Federal Bank (Series A)......       927,500
-----------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.6%                        7,500   Primedia, Inc. (Series H)...............       561,563
-----------------------------------------------------------------------------------------------------------------
WIRELESS                                             769   Nextel Communications, Inc.
COMMUNICATIONS--0.9%                                        (Series D)(a)(e).......................       742,085
-----------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                           (COST--$5,332,544)-4.7%                      4,211,341
-----------------------------------------------------------------------------------------------------------------
                                                 FACE
                                                AMOUNT              SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--8.2%                    $  4,000,000  AEP Credit Inc., 6.59% due 1/05/2001.        3,994,874
                                               1,384,000   General Motors Acceptance Corp., 6.75%
                                                            due 1/02/2001..........................     1,382,962
                                               2,000,000   Verizon Global Funding, 6.627% due
                                                            1/09/2001..............................     1,995,967
-----------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN SHORT-TERM
                                                           SECURITIES (COST--$7,373,803)--8.2%          7,373,803
-----------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS
                                                           (COST--$113,168,938)--98.0%.............    87,742,090
                                                           OTHER ASSETS LESS LIABILITIES--2.0%.....     1,745,587
                                                                                                     ------------
                                                           NET ASSETS--100.0%......................   $89,487,677
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------

  * Not Rated.
 ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
*** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
 (a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (c) Each $1,000 face amount contains one warrant of Australis Media Ltd.
 (d) Subject to principal paydowns.
 (e) Non-income producing security.
 (f) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Portfolio through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino LLC on a fiscal-year basis.
 (g) Warrants enable the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2000                  (in US dollars)
--------------------------------------------------------------------------------

                               FACE
                             AMOUNT                              ISSUE                                  VALUE
-----------------------------------------------------------------------------------------------------------------
                                                   US GOVERNMENT & AGENCY OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------
ASSET-BACKED            $ 3,000,000   Federal Home Loan Mortgage Corporation, 6.56% due
SECURITIES*--1.4%                      3/25/2016..................................................  $  3,000,938
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL ASSET-BACKED SECURITIES                                    3,000,938
-----------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT      10,000,000   Federal Farm Credit Bank, 6.875% due 5/01/2002..............    10,150,000
BANK--4.7%
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL FEDERAL FARM CREDIT BANK                                  10,150,000
-----------------------------------------------------------------------------------------------------------------
FEDERAL HOME                          Federal Home Loan Bank:
LOAN BANK--7.1%           7,500,000       6.75% due 2/01/2002.....................................     7,578,525
                          5,000,000       6.875% due 7/18/2002....................................     5,085,150
                          2,500,000       7.125% due 2/15/2005....................................     2,623,250
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL FEDERAL HOME LOAN BANK                                    15,286,925
-----------------------------------------------------------------------------------------------------------------
FANNIE MAE--3.3%                      Fannie Mae:
                          3,000,000       6.28% due 3/04/2009.....................................     2,932,980
                          4,000,000       6.625% due 9/15/2009....................................     4,168,120
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                      7,101,100
-----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                       Fannie Mae:
SECURITIES(A)--48.1%         30,460       9% due 1/01/2002........................................        30,654
                          1,209,266       7.50% due 10/01/2027....................................     1,229,172
                            570,009       7.50% due 11/01/2027....................................       579,392
                            737,804       7.50% due 12/01/2027....................................       749,478
                          3,015,967       7.50% due 4/01/2028.....................................     3,064,069
                          2,385,800       7.50% due 6/01/2028.....................................     2,422,271
                             58,143       7.50% due 7/01/2028.....................................        59,006
                            297,996       7.50% due 9/01/2028.....................................       302,422
                            950,827       7.50% due 11/01/2028....................................       966,478
                          1,337,954       7% due 3/01/2029........................................     1,339,925
                          1,462,969       7.50% due 3/01/2029.....................................     1,484,213
                          1,157,557       7% due 5/01/2029........................................     1,160,336
                          4,040,520       7% due 6/01/2029........................................     4,046,473
                            822,191       7% due 7/01/2029........................................       823,402
                          1,254,663       7% due 8/01/2029........................................     1,256,511
                          1,939,671       7% due 9/01/2029........................................     1,942,529
                             34,132       7% due 10/01/2029.......................................        34,183
                            865,290       7% due 11/01/2029.......................................       866,564
                          3,299,659       7% due 12/01/2029.......................................     3,304,519
                             32,028       7% due 1/01/2030........................................        32,075
                          5,033,372       7% due 2/01/2030........................................     5,039,482
                            348,196       7% due 3/01/2030........................................       348,568
                             47,484       7.50% due 3/01/2030.....................................        48,149
                          2,395,251       7% due 4/01/2030........................................     2,398,451
                          3,080,877       7.50% due 6/01/2030.....................................     3,123,985
                          3,834,880       7.50% due 7/01/2030.....................................     3,888,537
                          5,407,313   Fannie Mae REMICs (b):
                                          Series 1994-M1 B, 6.50% due 10/25/2003..................     5,499,186
                                      Freddie Mac CMO (c):
                          3,000,000       Series 1504-PM, 7% due 11/15/2006.......................     3,081,060
                          2,368,072       Series 2200-FB, 6.44% due 11/20/2023....................     2,377,639
                          6,000,000       Series 1843-D, 7% due 1/15/2024.........................     6,075,301
                          5,942,850       Series 2123-KA, 6.25% due 2/15/2027.....................     5,918,484
                          7,289,499       Series 2212-A, 7% due 10/15/2027........................     7,387,894
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2000  (Concluded)     (in US dollars)
--------------------------------------------------------------------------------

                               FACE
                             AMOUNT                              ISSUE                                  VALUE
-----------------------------------------------------------------------------------------------------------------
                                                   US GOVERNMENT & AGENCY OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                       Freddie Mac--Gold Program (c):
SECURITIES(A)           $ 1,390,346       6.50% due 3/01/2029.....................................  $  1,373,118
(CONCLUDED)               4,337,978       6.50% due 4/01/2029.....................................     4,280,193
                          4,225,498       6.50% due 5/01/2029.....................................     4,170,104
                          2,619,561       6.50% due 6/01/2029.....................................     2,584,443
                          2,967,942       6.50% due 7/01/2029.....................................     2,928,152
                          2,908,863       6.50% due 8/01/2029.....................................     2,869,867
                            924,935       6.50% due 9/01/2029.....................................       912,739
                            214,707       6.50% due 7/01/2030.....................................       211,759
                          2,381,061       6.50% due 8/01/2030.....................................     2,348,370
                                      Government National Mortgage Association:
                          5,825,659       6.50% due 1/15/2029.....................................     5,765,556
                          4,640,625       6.50% due 2/15/2029.....................................     4,592,749
                            321,234       6.50% due 4/15/2029.....................................       317,920
                            440,203       6.50% due 6/15/2029.....................................       435,662
                            894,968       6.50% due 8/15/2029.....................................       885,735
                             61,363       6.50% due 3/15/2030.....................................        60,712
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL MORTGAGE-BACKED SECURITIES                               104,617,487
-----------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY          7,000,000   Tennessee Valley Authority, 6.75% due 11/01/2025............     7,356,510
AUTHORITY--3.4%
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL TENNESSEE VALLEY AUTHORITY                                 7,356,510
-----------------------------------------------------------------------------------------------------------------
US TREASURY                           US Treasury Bonds:
BONDS &                   8,000,000       12% due 5/15/2005.......................................    10,108,720
NOTES--27.7%              1,000,000       10.75% due 8/15/2005....................................     1,227,190
                          2,800,000       5.875% due 8/15/2010....................................     2,934,316
                          2,000,000       8.875% due 8/15/2017....................................     2,718,440
                          4,000,000       8.75% due 5/15/2020.....................................     5,495,000
                          9,000,000       6.625% due 2/15/2027....................................    10,279,710
                            500,000       6.25% due 5/15/2030.....................................       557,810
                                      US Treasury Notes:
                          4,000,000       6.25% due 2/28/2002.....................................     4,035,000
                          8,000,000       6.25% due 7/31/2002.....................................     8,111,280
                          6,000,000       6.25% due 2/15/2003.....................................     6,126,540
                          2,000,000       7% due 7/15/2006........................................     2,176,880
                          2,000,000       6.125% due 8/15/2007....................................     2,105,940
                          3,000,000       6% due 8/15/2009........................................     3,165,480
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL US TREASURY BONDS & NOTES                                 59,042,306
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                      (COST--$202,649,254)--95.7%                                    206,555,266
-----------------------------------------------------------------------------------------------------------------
                                              SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------
REPURCHASE                6,813,000   Warburg Dillon Read LLC, purchased on 12/29/2000
AGREEMENTS**--3.2%                    to yield 6% to 1/02/2001                                         6,813,000
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES (COST--$6,813,000)--3.2%             6,813,000
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS--(COST--$209,462,254)--98.9%                 213,368,266
                                      OTHER ASSETS LESS LIABILITIES--1.1%.........................     2,301,149
                                                                                                    ------------
                                      NET ASSETS--100.0%..........................................  $215,669,415
                                                                                                    ============
-----------------------------------------------------------------------------------------------------------------

(a) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

(b) Real Estate Mortgage Investment Conduits (REMICs).

(c) Collateralized Mortgage Obligations (CMO).

 * Subject to principal paydowns.

 ** Repurchase Agreements are fully collateralized by US Government & Agency
    Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 2000                  (in US dollars)
--------------------------------------------------------------------------------

                          S&P            MOODY'S              FACE
INDUSTRIES                RATINGS        RATINGS            AMOUNT                     ISSUE                         VALUE
------------------------------------------------------------------------------------------------------------------------------
                                                                             US GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT              NR*            Aaa           $  400,000   Federal Home Loan Banks, 6.75% due
AGENCY                                                                5/01/2002................................  $    405,312
OBLIGATIONS--0.3%
------------------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS          AAA            Aaa            4,450,000   US Treasury Bonds, 6.125% due 8/15/2029...     4,840,087
& NOTES--9.9%                                                        US Treasury Notes:
                           AAA            Aaa              225,000       6.75% due 5/15/2005...................       239,695
                           AAA            Aaa            2,500,000       5.75% due 11/15/2005..................     2,581,650
                           AAA            Aaa              500,000       6.625% due 5/15/2007..................       538,905
                           AAA            Aaa              800,000       6.125% due 8/15/2007..................       842,376
                           AAA            Aaa              500,000       6.50% due 2/15/2010...................       547,030
                           AAA            Aaa            2,000,000       5.75% due 8/15/2010...................     2,095,940
                                                                                                                 ------------
                                                                                                                   11,685,683
------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL US GOVERNMENT OBLIGATIONS
                                                                     (COST $11,790,468)--10.2%                     12,090,995
------------------------------------------------------------------------------------------------------------------------------
                                                                              CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED &             AAA            Aaa            3,000,000   Banc of America Commercial Mortgage Inc.,
COMMERCIAL                                                            7.197% due 5/15/2010.....................     3,140,977
MORTGAGE-BACKED            NR*            Baa2           3,500,000   +Bistro Trust 1998-1000, 6.58% due
                                                                      3/26/2001................................     3,493,630
SECURITIES**--9.0%         NR*            Aaa            1,000,000   First Union-Chase Commercial Mortgage,
                                                                      1999-C2 A2, 6.645% due 4/15/2009.........     1,018,176
                           AAA            Aaa            1,000,000   The Money Store Home Equity Trust, Series
                                                                      1998-B, 6.225% due 9/15/2023.............       998,471
                           AAA            Aaa            2,000,000   Morgan Stanley Capital I,
                                                                      Series 1998-HF2, Class A2, 6.48% due
                                                                      11/15/2030...............................     2,016,716
                                                                                                                 ------------
                                                                                                                   10,667,970
------------------------------------------------------------------------------------------------------------------------------
BANKING--14.7%             A              A1             1,000,000   The Bank of New York Company, Inc., 7.625%
                                                                      due 7/15/2002............................     1,022,530
                           A-             A1             1,000,000   Bank One Corp., 7.875% due 8/01/2010......     1,041,690
                           A              Aa3            2,000,000   First Interstate/Wells Fargo Company,
                                                                      9.90% due 11/15/2001.....................     2,063,040
                           A              A2             1,500,000   First National Bank of Boston, 7.375% due
                                                                      9/15/2006................................     1,550,310
                           A-             A2             1,000,000   First Union Corporation, 6.30% due
                                                                      4/15/2028***.............................       955,880
                           A              A1             1,000,000   Firstar Bank NA, 7.125% due 12/01/2009....     1,007,300
                           BBB+           A3             1,000,000   Great Western Bank, 9.875% due 6/15/2001..     1,014,520
                           A              A2             1,000,000   HSBC USA Inc., 7% due 11/01/2006..........     1,016,310
                           BBB            a1             2,000,000   KeyCorp Capital I, 7.141% due
                                                                      7/01/2028***.............................     2,009,200
                           A              A2             2,000,000   Mellon Financial Co., 6.875% due
                                                                      3/01/2003................................     2,027,380
                           A              Aa3            1,500,000   NationsBank Corp., 7.75% due 8/15/2004....     1,555,665
                           BBB+           A3             1,000,000   Washington Mutual Inc., 7.50% due
                                                                      8/15/2006................................     1,020,640
                           A+             Aa2            1,000,000   Wells Fargo & Co., 7.25% due 8/24/2005....     1,037,180
                                                                                                                 ------------
                                                                                                                   17,321,645
------------------------------------------------------------------------------------------------------------------------------
FINANCE--0.9%              A+             A1             1,000,000   American Express Corporation, 6.875% due
                                                                      11/01/2005...............................     1,028,250
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                          S&P            MOODY'S              FACE
INDUSTRIES                RATINGS        RATINGS            AMOUNT                     ISSUE                         VALUE
------------------------------------------------------------------------------------------------------------------------------
                                                                              CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--       A              A2            $  580,000   Ford Motor Credit Company:
CAPTIVE--4.4%                                                         7.50% due 3/15/2005......................  $    594,425
                           A              A2             2,500,000    7.875% due 6/15/2010.....................     2,571,675
                           A              A2             2,000,000   General Motors Acceptance Corp.,
                                                                      9% due 10/15/2002........................     2,086,320
                                                                                                                 ------------
                                                                                                                    5,252,420
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--       AA-            Aa3            1,000,000   Associates Corporation of North America,
CONSUMER--4.4%                                                        7.40% due 5/15/2006......................     1,041,300
                           BBB            Baa2           2,000,000   Comdisco Inc., 6% due 1/30/2002...........     1,540,000
                           A-             A3             1,000,000   Heller Financial Inc., 7.375% due
                                                                      11/01/2009...............................       996,764
                                                                     Household Finance Corp.:
                           A              A2               625,000       7.625% due 1/15/2003..................       640,231
                           A              A2             1,000,000       7.875% due 3/01/2007..................     1,050,850
                                                                                                                 ------------
                                                                                                                    5,269,145
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--       AA-            A2             1,000,000   Boeing Capital Corp., 7.375% due
                                                                      9/27/2010................................     1,076,280
OTHER--10.4%               A+             A1             1,000,000   CIT Group Holdings, 7.50% due 11/14/2003..     1,023,480
                           AA-            A1             1,000,000   Donaldson, Lufkin & Jenrette Inc., 6.875%
                                                                      due 11/01/2005...........................     1,019,910
                           BBB+           Baa1             500,000   EOP Operating LP, 7.75% due 11/15/2007....       512,600
                           BBB+           A3             1,000,000   ERP Operating LP, 7.125% due 10/15/2017...       897,580
                           AAA            Aaa            1,000,000   General Electric Capital Corp., 7.375% due
                                                                      1/19/2010................................     1,079,590
                           A+             A1             1,500,000   Goldman Sachs Group, Inc., 7.625% due
                                                                      8/17/2005................................     1,563,990
                           A              A2               500,000   Lehman Brothers Holdings, Inc., 7.625% due
                                                                      6/01/2006................................       516,130
                           AA-            Aa3            1,000,000   Morgan Stanley, Dean Witter, Discover &
                                                                      Co., 7.125% due 1/15/2003................     1,017,930
                           BBB+           Baa1             500,000   Prologis Trust, 7% due 10/01/2003.........       501,475
                           A              Aa3            2,000,000   Salomon Smith Barney Holdings, Inc., 7.20%
                                                                      due 2/01/2004............................     2,049,280
                           A+             A1             1,000,000   +Verizon Global Funding Corp., 7.25% due
                                                                      12/01/2010...............................     1,015,395
                                                                                                                 ------------
                                                                                                                   12,273,640
------------------------------------------------------------------------------------------------------------------------------
GAS TRANSMISSION--         A              A3             1,300,000   Keyspan Corporation, 7.625% due
                                                                      11/15/2010...............................     1,379,690
1.2%
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--               A+             A1             2,000,000   Anheuser-Busch Companies Inc., 7.50% due
CONSUMER--7.7%                                                        3/15/2012................................     2,189,540
                           A              A2               730,440   +Disney Custom Repackaged Asset Vehicle--
                                                                       403, 6.85% due 1/10/2007**..............       741,762
                           AA             Aa3            1,000,000   Eli Lilly and Company, 8.375% due
                                                                      12/01/2006...............................     1,118,800
                           A+             A1               500,000   Hershey Foods Co., 8.80% due 2/15/2021....       592,385
                           AAA            Aaa            2,000,000   Johnson & Johnson, 8.72% due 11/01/2024...     2,210,140
                                                                     Phillip Morris Companies, Inc.:
                           A              A2               500,000       7.25% due 1/15/2003...................       500,340
                           A              A2             1,690,000       7.50% due 4/01/2004...................     1,703,571
                                                                                                                 ------------
                                                                                                                    9,056,538
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                          S&P            MOODY'S              FACE
INDUSTRIES                RATINGS        RATINGS            AMOUNT                     ISSUE                         VALUE
------------------------------------------------------------------------------------------------------------------------------
                                                                              CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--               A-             A3            $1,000,000   Conoco Inc., 6.95% due 4/15/2029..........  $    974,300
ENERGY--1.5%               BBB            Baa2             750,000   +Nisource Finance Corporation, 7.875% due
                                                                      11/15/2010...............................       787,895
                                                                                                                 ------------
                                                                                                                    1,762,195
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--               A              A2             2,000,000   DaimlerChrysler NA Holdings, 7.20% due
MANUFACTURING--                                                       9/01/2009................................     1,911,640
4.6%                       A              A2             1,000,000   Honeywell International, 7.50% due
                                                                      3/01/2010................................     1,083,730
                           A+             A1             1,000,000   IBM Corporation, 5.375% due 2/01/2009.....       925,050
                           A+             A1             1,000,000   Motorola Inc., 7.50% due 5/15/2025........       959,810
                           A+             A2               500,000   United Technologies Corporation, 6.50% due
                                                                      6/01/2009................................       501,180
                                                                                                                 ------------
                                                                                                                    5,381,410
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--               A+             A2             1,000,000   First Data Corporation, 6.75% due
                                                                      7/15/2005................................     1,008,240
OTHER--0.8%
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--               BBB            Baa2           1,000,000   Comcast Cable Communications, 8.875% due
SERVICES--3.0%                                                        5/01/2017................................     1,146,500
                           A              A2             2,000,000   Computer Sciences Corp., 6.25% due
                                                                      3/15/2009................................     1,894,020
                           A              A2               500,000   Walt Disney Company, 7.30% due 2/08/2005..       524,160
                                                                                                                 ------------
                                                                                                                    3,564,680
------------------------------------------------------------------------------------------------------------------------------
TRANSPORT                  BBB+           Baa2           1,000,000   Burlington Northern and Santa Fe Railway
SERVICES--3.4%                                                        Co., 7.125% due 12/15/2010...............     1,016,520
                           A-             A3             2,000,000   Southwest Airlines Co.:
                                                                         9.40% due 7/01/2001...................     2,028,080
                           A-             A3             1,000,000       7.375% due 3/01/2027..................       930,300
                                                                                                                 ------------
                                                                                                                    3,974,900
------------------------------------------------------------------------------------------------------------------------------
UTILITIES--                AA-            Aa3            1,000,000   Ameritech Capital Funding, 6.45% due
COMMUNICATION--3.3%                                                   1/15/2018................................       890,080
                           BBB+           Baa1           1,000,000   +Qwest Capital Funding, 7.90% due
                                                                      8/15/2010................................     1,025,783
                           AA-            Aa2            1,000,000   Southwestern Bell Telecommunications
                                                                      Corp., 6.375% due 11/15/2007.............       980,910
                           A-             A3             1,000,000   Worldcom Inc., 8.25% due 5/15/2010........     1,035,150
                                                                                                                 ------------
                                                                                                                    3,931,923
------------------------------------------------------------------------------------------------------------------------------
UTILITIES--                AAA            Aaa              750,000   Cleveland Electric/Toledo Edison, Series
                                                                      B,
ELECTRIC--5.9%                                                        7.13% due 7/01/2007......................       753,705
                           A+             A1               785,000   Consolidated Edison, Inc., Series 1998-A,
                                                                      6.25% due 2/01/2008......................       759,079
                           A              A3             1,000,000   Duke Capital Corp., 7.50% due
                                                                      10/01/2009...............................     1,047,960
                           A              A1             1,000,000   Mississippi Power, Series B, 6.05% due
                                                                      5/01/2003................................       996,820
                           A-             A3             1,000,000   Pennsylvania Power & Light Co., 6.125% due
                                                                      5/01/2006***.............................       998,100
                           A              A1             2,000,000   South Carolina Electric & Gas, 7.50% due
                                                                      6/15/2005................................     2,085,880
                           AAA            Aaa              300,000   Texas Utilities Company, Series B, 6.375%
                                                                      due 10/01/2004...........................       299,835
                                                                                                                 ------------
                                                                                                                    6,941,379
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 2000  (Concluded)     (in US dollars)
--------------------------------------------------------------------------------

                          S&P            MOODY'S              FACE
INDUSTRIES                RATINGS        RATINGS            AMOUNT                     ISSUE                         VALUE
------------------------------------------------------------------------------------------------------------------------------
                                                                              CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
YANKEE                     BBB            Baa3          $1,000,000   AT&T Canada Inc., 7.65% due 9/15/2006.....  $    989,160
CORPORATES--7.8%           A-             A3             1,000,000   BHP Finance USA, 8.50% due 12/01/2012.....     1,101,660
                           AAA            Aaa            1,000,000   Banco Santander-Chile, 6.50% due
                                                                      11/01/2005...............................       970,298
                                                                     Merita Bank Ltd.:
                           A              A1             1,500,000       6.50% due 1/15/2006...................     1,484,430
                           A              A1             1,750,000       6.50% due 4/01/2009...................     1,673,332
                           A+             Aa3            1,000,000   Midland Bank PLC, 7.65% due 5/01/2025.....     1,006,690
                           A-             A2             2,000,000   Trans-Canada Pipelines, 6.49% due
                                                                      1/21/2009................................     1,962,900
                                                                                                                 ------------
                                                                                                                    9,188,470
------------------------------------------------------------------------------------------------------------------------------
YANKEE                     BB+            Baa3           1,000,000   United Mexican States, 9.875% due
                                                                      2/01/2010................................     1,073,000
SOVEREIGNS--0.9%
------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL CORPORATE BONDS & NOTES
                                                                     (COST--$99,135,438)--83.9%................    99,075,495
------------------------------------------------------------------------------------------------------------------------------
                                                                               SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                               4,347,000   Warburg Dillon Read LLC, purchased on
AGREEMENTS****--3.7%                                                  12/29/2000 to yield 6% to 1/02/2001......     4,347,000
------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL SHORT-TERM INVESTMENTS
                                                                     (COST--$4,347,000)--3.7%..................     4,347,000
------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS
                                                                     (COST--$115,272,906)--97.8%...............   115,513,490
                                                                     OTHER ASSETS LESS LIABILITIES--2.2%.......     2,574,528
                                                                                                                 ------------
                                                                     NET ASSETS--100.0%........................  $118,088,018
                                                                                                                 ============
------------------------------------------------------------------------------------------------------------------------------

   * Not Rated.

  ** Subject to principal paydowns.

 *** Floating rate note.

**** Repurchase Agreements are fully collateralized by US Government & Agency
     Obligations.

   + The security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

     Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 2000                  (in US dollars)
--------------------------------------------------------------------------------

                    FACE                                                INTEREST    MATURITY
                  AMOUNT                     ISSUE                       RATE*        DATE          VALUE
-------------------------------------------------------------------------------------------------------------
BANK         $ 6,000,000              Bank of America,
                                       NA+................               7.10 %     6/21/2001   $  6,019,296
NOTES--5.2%   15,000,000              Bank of America,
                                       NA+................               6.65       6/06/2001     14,998,790
               5,000,000              National City Bank
                                       of Kentucky+.......               6.87       9/04/2001      5,020,810
-------------------------------------------------------------------------------------------------------------
                                      TOTAL BANK NOTES
                                       (COST--$25,998,154)                                        26,038,896
-------------------------------------------------------------------------------------------------------------
CERTIFICATES   5,000,000              Bank of Nova
OF                                     Scotia.............               6.74       3/14/2001      5,000,000
DEPOSIT--      4,800,000              Bayerische
                                       Landesbank
                                       Girozentrale.......               6.61       3/07/2001      4,799,074
YANKEE--8.4%   5,000,000              Commerzbank AG......               6.76       3/27/2001      5,001,115
               4,000,000              Commerzbank AG......               7.145      6/26/2001      4,014,284
               9,750,000              Commerzbank AG......               6.89       8/20/2001      9,787,508
               6,000,000              Dexia Bank de
                                       Belgique...........               6.975      7/16/2001      6,019,890
               5,000,000              Svenska
                                       Handelsbanken AB...               6.65       3/06/2001      4,999,325
               2,750,000              Unibank A/S.........               6.81       4/17/2001      2,751,930
-------------------------------------------------------------------------------------------------------------
                                      TOTAL CERTIFICATES
                                       OF DEPOSIT--YANKEE
                                      (COST--$42,299,607)                                         42,373,126
-------------------------------------------------------------------------------------------------------------
COMMERCIAL     5,000,000              AEP Credit Inc......               6.52       1/30/2001      4,974,567
PAPER--43.7%  10,000,000              AT&T Corporation+...               6.56       3/08/2001      9,999,654
              10,000,000              AT&T Corporation....               6.47       3/16/2001      9,865,710
               5,000,000              AT&T Corporation+...               6.819      7/13/2001      4,988,295
               4,000,000              Apreco, Inc.........               6.54       1/25/2001      3,983,264
               1,188,000              Apreco, Inc.........               6.50       2/22/2001      1,177,195
               4,500,000              Bank of America
                                       Corp...............               6.46       3/12/2001      4,442,544
              10,000,000              Bear Stearns
                                       Companies, Inc.....               6.50       2/15/2001      9,921,289
                 500,000              Bills Securitization
                                       Ltd................               6.45       3/07/2001        494,032
               3,000,000              CXC Incorporated....               6.50       2/13/2001      2,977,415
               3,000,000              Centric Capital
                                       Corp...............               6.53       1/26/2001      2,986,904
               3,400,000              Centric Capital
                                       Corp...............               6.25       4/27/2001      3,317,360
               3,300,000              Centric Capital
                                       Corp...............               6.25       6/06/2001      3,212,197
               5,000,000              Ciesco L.P..........               6.51       1/26/2001      4,978,173
               4,154,000              Clipper Receivables
                                       Corp...............               6.62       1/02/2001      4,154,000
               5,890,000              Corporate Asset
                                       Funding
                                       Co., Inc...........               6.52       1/23/2001      5,867,499
              10,837,000              Delaware Funding
                                       Corp...............               6.54       2/07/2001     10,766,655
               7,000,000              Eureka
                                       Securitization
                                       Inc................               6.56       1/18/2001      6,979,659
               4,000,000              Eureka
                                       Securitization
                                       Inc................               6.55       1/25/2001      3,983,264
                 797,000              Formosa Plastics
                                       Corporation, USA...               6.60       1/17/2001        794,828
               1,069,000              Forrestal Funding
                                       Master Trust.......               6.50       3/09/2001      1,055,884
               5,450,000              Forrestal Funding
                                       Master Trust.......               6.50       3/12/2001      5,380,414
              10,000,000              GE Capital
                                       International
                                       Funding, Inc.......               6.59       1/29/2001      9,950,875
                 855,000              General Electric
                                       Capital Corp.......               6.54       1/16/2001        852,825
               3,419,000              General Electric
                                       Capital Services
                                       Inc................               6.47       2/21/2001      3,388,496
               9,000,000              General Electric
                                       Co.................               6.44       3/20/2001      8,873,226
               2,800,000              General Electric
                                       Financial Assurance
                                       Holdings Inc.......               6.58       1/22/2001      2,789,811
               5,000,000              General Motors
                                       Acceptance Corp....               6.59       2/13/2001      4,962,358
               2,764,000              Goldman Sachs
                                       Group, Inc.........               6.52       2/05/2001      2,747,154
                 705,000              Goldman Sachs
                                       Group, Inc.........               6.52       2/16/2001        699,328
               1,250,000              J.P. Morgan Chase &
                                       Co.................               6.35       3/12/2001      1,234,040
               9,700,000              J.P. Morgan Chase &
                                       Co.................               5.75       9/17/2001      9,292,231
               7,114,000              Kitty Hawk Funding
                                       Corp...............               6.60       1/19/2001      7,091,828
               2,000,000              Monte Rosa Capital
                                       Corporation........               6.57       1/25/2001      1,991,632
               4,826,000              Motorola Credit
                                       Corporation........               6.418      3/15/2001      4,761,988
               8,794,000              National Rural
                                       Utilities
                                       Cooperative Finance
                                       Corp...............               6.37       5/23/2001      8,578,995
               6,000,000              Paccar Financial
                                       Corp...............               6.51       2/01/2001      5,967,350
               4,000,000              Paccar Financial
                                       Corp...............               6.35       3/15/2001      3,946,944
               2,538,000              Park Avenue
                                       Receivables
                                       Corp...............               6.62       1/24/2001      2,527,732
              14,672,000              Park Avenue
                                       Receivables
                                       Corp...............               6.56       1/26/2001     14,607,952
                 967,000              Park Avenue
                                       Receivables
                                       Corp...............               6.58       1/29/2001        962,250
               5,489,000              Salomon Smith Barney
                                       Holdings, Inc......               6.51       1/30/2001      5,461,079
               4,300,000              Spintab AB..........               6.585      1/29/2001      4,278,876
               5,637,000              Transamerica Finance
                                       Corporation........               6.28       3/20/2001      5,557,597
               3,550,000              Unilever Capital
                                       Corp.+.............               6.708      9/07/2001      3,551,789
-------------------------------------------------------------------------------------------------------------
                                      TOTAL COMMERCIAL
                                       PAPER
                                      (COST--$220,422,216)                                       220,377,158
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 2000  (Concluded)     (in US dollars)
--------------------------------------------------------------------------------

                    FACE                                                INTEREST    MATURITY
                  AMOUNT                     ISSUE                       RATE*        DATE          VALUE
-------------------------------------------------------------------------------------------------------------
CORPORATE    $ 7,000,000              Avco Financial
                                       Services Corp......               7.375%     8/15/2001   $  7,041,146
NOTES--2.4%    5,000,000              Strategic Money
                                       Market Trust
                                       2000-H.............               6.66       9/24/2001      5,000,000
-------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE
                                       NOTES
                                       (COST--$12,022,974)                                        12,041,146
-------------------------------------------------------------------------------------------------------------
FUNDING        3,000,000              GE Life and Annuity
                                       Assurance Co.+.....               6.678     10/01/2001      3,000,000
AGREEMENTS--5.3%   9,000,000          Jackson National
                                       Life Insurance
                                       Co.+...............               6.871      5/01/2001      9,000,000
               5,000,000              Monumental Life
                                       Insurance
                                       Company+...........               6.765      8/17/2001      5,000,000
               5,000,000              New York Life
                                       Insurance
                                       Company+...........               6.839      5/31/2001      5,000,000
               5,000,000              Travelers Insurance
                                       Company, The+......               6.851      2/01/2001      5,000,000
-------------------------------------------------------------------------------------------------------------
                                      TOTAL FUNDING
                                       AGREEMENTS
                                       (COST--$27,000,000)                                        27,000,000
-------------------------------------------------------------------------------------------------------------
MEDIUM-TERM    5,000,000              CIT Group
                                       Holdings, Inc.,
                                       The+...............               6.605      4/24/2001      4,998,953
NOTES--16.3%   5,250,000              DaimlerChrysler
                                       North America
                                       Holdings Corp.+....               6.794     11/08/2001      5,250,000
              15,000,000              Ford Motor Credit
                                       Company+...........               6.65       1/07/2002     14,999,445
               1,000,000              General Electric
                                       Capital Corp.......               6.15      11/05/2001      1,001,901
               2,000,000              General Motors
                                       Acceptance Corp....               6.78       2/27/2001      2,000,819
               1,200,000              Goldman Sachs
                                       Group, Inc.+.......               5.00       1/14/2002      1,200,000
               3,000,000              Household Finance
                                       Corp.+.............               6.895      6/04/2001      3,000,129
               8,000,000              Household Finance
                                       Corp.+.............               6.715      7/20/2001      7,995,528
               4,500,000              Household Finance
                                       Corp.+.............               6.81       8/24/2001      4,503,238
               7,500,000              Household Finance
                                       Corp.+.............               6.65       1/16/2002      7,501,155
              10,000,000              Morgan Stanley, Dean
                                       Witter & Co.+......               6.52       1/22/2001     10,000,239
               5,000,000              Morgan Stanley, Dean
                                       Witter & Co.+......               6.88       1/22/2001      5,000,362
               7,500,000              Morgan Stanley, Dean
                                       Witter & Co.+......               6.73       1/15/2002      7,499,738
               7,000,000              Salomon Smith Barney
                                       Holdings, Inc.+....               7.02       8/23/2001      7,013,699
-------------------------------------------------------------------------------------------------------------
                                      TOTAL MEDIUM-TERM
                                       NOTES
                                       (COST--$81,962,083)                                        81,965,206
-------------------------------------------------------------------------------------------------------------
PROMISSORY    10,000,000              Goldman Sachs
                                       Group, Inc.+.......               6.831      4/25/2001     10,000,000
NOTES--2.0%
-------------------------------------------------------------------------------------------------------------
                                      TOTAL PROMISSORY
                                       NOTES
                                       (COST--$10,000,000)                                        10,000,000
-------------------------------------------------------------------------------------------------------------
US            15,000,000              Federal National
GOVERNMENT,                            Mortgage
                                       Association........               5.82       6/07/2001     14,609,985
AGENCY &       5,000,000              Federal National
                                       Mortgage
                                       Association........               5.74       8/10/2001      4,821,855
INSTRUMENTALITY
OBLIGATIONS--
DISCOUNT--3.9%
-------------------------------------------------------------------------------------------------------------
                                      TOTAL US GOVERNMENT,
                                       AGENCY &
                                       INSTRUMENTALITY
                                       OBLIGATIONS--DISCOUNT
                                       (COST--$19,446,311)                                        19,431,840
-------------------------------------------------------------------------------------------------------------
US             2,900,000              Federal Home Loan
GOVERNMENT,                            Mortgage
                                       Corporation........               5.25       1/19/2001      2,898,160
AGENCY &       3,000,000              Federal Home Loan
                                       Banks..............               6.375     11/15/2002      3,033,210
INSTRUMENTALITY   1,000,000           Federal Home Loan
                                       Mortgage
                                       Corporation........               7.15       7/11/2002      1,005,223
OBLIGATIONS--   2,600,000             Federal Home Loan
                                       Mortgage
                                       Corporation........               5.81       1/09/2003      2,600,000
NON-DISCOUNT--11.8%  10,000,000       Federal National
                                       Mortgage
                                       Association+.......               6.164      9/17/2001      9,994,590
               9,500,000              Federal National
                                       Mortgage
                                       Association+.......               6.374      4/19/2002      9,500,000
              15,000,000              Student Loan
                                       Marketing
                                       Association+.......               6.384      8/23/2001     14,996,334
               6,000,000              Student Loan
                                       Marketing
                                       Association+.......               6.334      3/11/2002      5,996,598
               3,000,000              Student Loan
                                       Marketing
                                       Association+.......               6.364      4/25/2002      2,998,495
               4,000,000              Student Loan
                                       Marketing
                                       Association+.......               6.334      3/18/2002      3,997,695
               2,900,000              US Treasury Notes...               4.50       1/31/2001      2,895,588
-------------------------------------------------------------------------------------------------------------
                                      TOTAL US GOVERNMENT,
                                       AGENCY &
                                       INSTRUMENTALITY
                                       OBLIGATIONS--NON-DISCOUNT
                                       (COST--$59,916,625)                                        59,915,893
-------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS
                                       (COST--$499,067,970)--99.0%...                            499,143,265
                                      OTHER ASSETS LESS
                                      LIABILITIES--1.0%...                                         4,932,655
                                                                                                ------------
                                      NET
                                       ASSETS--100.0%.....                                      $504,075,920
                                                                                                ============
-------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based upon appropriate indexes. The interest rates shown are the rates in effect at December 31, 2000.

 + Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 2000                  (in US dollars)
--------------------------------------------------------------------------------

                                         SHARES                                                                 PERCENT OF
COUNTRIES    INDUSTRIES                   HELD                    COMMON STOCKS                    VALUE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
BRAZIL        OIL--INTEGRATED              44,500   Petroleo Brasileiro SA-Petrobras.........  $    1,106,795       0.1%
             --------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS          160,600   Embratel Participacoes SA (ADR)(a).......       2,519,413       0.2
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN BRAZIL                   3,626,208       0.3
---------------------------------------------------------------------------------------------------------------------------
CANADA        COMMUNICATION               120,526   Nortel Networks Corporation..............       3,864,365       0.3
              EQUIPMENT
             --------------------------------------------------------------------------------------------------------------
              METALS                       31,800   Alcan Aluminium Ltd......................       1,087,162       0.1
                                          114,600   Barrick Gold Corporation.................       1,877,148       0.2
                                                                                               --------------     -----
                                                                                                    2,964,310       0.3
             --------------------------------------------------------------------------------------------------------------
              METALS & MINING             197,400   Placer Dome Inc..........................       1,899,975       0.1
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN CANADA                   8,728,650       0.7
---------------------------------------------------------------------------------------------------------------------------
FINLAND       COMMUNICATION                69,750   Nokia Oyj................................       3,110,693       0.3
              EQUIPMENT
             --------------------------------------------------------------------------------------------------------------
              ELECTRONIC COMPONENTS        27,300   Perlos Oyj...............................         563,903       0.0
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN FINLAND                  3,674,596       0.3
---------------------------------------------------------------------------------------------------------------------------
FRANCE        CONSUMER--                   48,800   Christian Dior SA........................       2,339,025       0.2
              MISCELLANEOUS
             --------------------------------------------------------------------------------------------------------------
              ELECTRONICS                  62,800   Thomson CSF..............................       3,010,057       0.2
             --------------------------------------------------------------------------------------------------------------
              INSURANCE                    13,900   Axa......................................       2,009,809       0.2
             --------------------------------------------------------------------------------------------------------------
              MULTI-MEDIA                  64,200   +Thomson Multimedia......................       3,004,225       0.2
             --------------------------------------------------------------------------------------------------------------
              OIL--INTEGRATED               9,967   Total Fina SA 'B'........................       1,482,310       0.1
             --------------------------------------------------------------------------------------------------------------
              SEMICONDUCTORS               46,550   STMicroelectronics NV (NY Registered
                                                    Shares)..................................       1,992,922       0.2
             --------------------------------------------------------------------------------------------------------------
              TECHNOLOGY                   96,100   +Gemplus International SA................         857,169       0.1
             --------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS &         40,000   Alcatel (ADR)(a).........................       2,237,500       0.2
              EQUIPMENT
             --------------------------------------------------------------------------------------------------------------
              UTILITIES--WATER             43,900   Vivendi Universal SA.....................       2,889,361       0.2
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN FRANCE                  19,822,378       1.6
---------------------------------------------------------------------------------------------------------------------------
GERMANY       BANKING                      28,500   Deutsche Bank AG (Registered Shares).....       2,376,168       0.2
             --------------------------------------------------------------------------------------------------------------
              ELECTRONIC COMPONENTS        18,100   +Epcos AG................................       1,580,450       0.1
             --------------------------------------------------------------------------------------------------------------
              MEDICAL                       8,392   +Lion Bioscience AG (ADR)(a).............         632,547       0.1
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN GERMANY                  4,589,165       0.4
---------------------------------------------------------------------------------------------------------------------------
HONG KONG     MULTI-INDUSTRY              189,420   Hutchison Whampoa Limited................       2,361,709       0.2
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN HONG KONG                2,361,709       0.2
---------------------------------------------------------------------------------------------------------------------------
IRELAND       BANKING                     358,300   Bank of Ireland..........................       3,592,836       0.3
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN IRELAND                  3,592,836       0.3
---------------------------------------------------------------------------------------------------------------------------
ISRAEL        SOFTWARE--COMPUTER            9,200   +Check Point Software Technologies
                                                    Ltd......................................       1,228,775       0.1
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN ISRAEL                   1,228,775       0.1
---------------------------------------------------------------------------------------------------------------------------
ITALY         OIL--INTEGRATED             213,000   ENI SpA..................................       1,359,903       0.1
             --------------------------------------------------------------------------------------------------------------
              PUBLISHING                   98,350   Mondadori (Arnoldo) Editore SpA..........         914,174       0.1
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN ITALY                    2,274,077       0.2
---------------------------------------------------------------------------------------------------------------------------
JAPAN         APPLIANCES                    6,050   Sony Corporation (ADR)(a)................         421,988       0.0
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN JAPAN                      421,988       0.0
---------------------------------------------------------------------------------------------------------------------------
NETHERLANDS   ELECTRONIC COMPONENTS        80,300   +ASM Lithography Holding NV..............       1,823,773       0.1
             --------------------------------------------------------------------------------------------------------------
              ELECTRONICS                 100,104   Koninklijke (Royal) Philips Electronics
                                                    NV (NY Registered Shares)................       3,628,770       0.3
             --------------------------------------------------------------------------------------------------------------
              FOOD                         92,600   CSM NV...................................       2,295,273       0.2
             --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                         SHARES                                                                 PERCENT OF
COUNTRIES    INDUSTRIES                   HELD                    COMMON STOCKS                    VALUE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
NETHERLANDS   PUBLISHING                   71,400   VNU NV...................................  $    3,509,411       0.3%
(CONCLUDED)
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN THE NETHERLANDS         11,257,227       0.9
---------------------------------------------------------------------------------------------------------------------------
SINGAPORE     ELECTRONIC COMPONENTS        46,900   +Flextronics International Ltd...........       1,336,650       0.1
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN SINGAPORE                1,336,650       0.1
---------------------------------------------------------------------------------------------------------------------------
SPAIN         TELEPHONE--INTEGRATED       112,500   +Telefonica SA...........................       1,859,022       0.2
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN SPAIN                    1,859,022       0.2
---------------------------------------------------------------------------------------------------------------------------
SWEDEN        PUBLISHING                  203,400   Fastighets AB Tornet.....................       3,276,647       0.3
             --------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS           56,400   Telefonaktiebolaget LM Ericsson
                                                    (ADR)(a).................................         630,975       0.0
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN SWEDEN                   3,907,622       0.3
---------------------------------------------------------------------------------------------------------------------------
SWITZERLAND   DRUGS                         1,842   Novartis AG (Registered Shares)..........       3,256,606       0.3
             --------------------------------------------------------------------------------------------------------------
              INDUSTRIAL--OTHER               100   Swisslog Holding AG......................          43,814       0.0
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN SWITZERLAND              3,300,420       0.3
---------------------------------------------------------------------------------------------------------------------------
              BANKING                      76,000   Barclays PLC.............................       2,352,317       0.2
UNITED
KINGDOM      --------------------------------------------------------------------------------------------------------------
              BEVERAGES                   271,000   Diageo PLC...............................       3,036,149       0.2
             --------------------------------------------------------------------------------------------------------------
              DIVERSIFIED                 190,000   Billiton PLC.............................         732,261       0.0
             --------------------------------------------------------------------------------------------------------------
              DIVERSIFIED INDUSTRIES       38,400   Anglo American PLC.......................       2,116,655       0.2
             --------------------------------------------------------------------------------------------------------------
              MANUFACTURING               943,000   Invensys PLC.............................       2,204,543       0.2
             --------------------------------------------------------------------------------------------------------------
              OIL--INTEGRATED             352,000   BP Amoco PLC.............................       2,839,415       0.2
                                          116,200   Shell Transport & Trading Company
                                                    (ADR)(a).................................       5,737,375       0.5
                                                                                               --------------     -----
                                                                                                    8,576,790       0.7
             --------------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS             195,314   +GlaxoSmithKline PLC.....................       5,514,272       0.4
             --------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS          163,800   Cable & Wireless PLC.....................       2,209,500       0.2
                                        1,687,800   Vodafone AirTouch PLC....................       6,189,634       0.5
                                                                                               --------------     -----
                                                                                                    8,399,134       0.7
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN THE UNITED KINGDOM      32,932,121       2.6
---------------------------------------------------------------------------------------------------------------------------
UNITED        AEROSPACE & DEFENSE          74,600   General Dynamics Corporation.............       5,818,800       0.4
STATES                                     93,541   United Technologies Corporation..........       7,354,661       0.6
                                                                                               --------------     -----
                                                                                                   13,173,461       1.0
             --------------------------------------------------------------------------------------------------------------
              ALUMINUM                     69,000   Alcoa Inc................................       2,311,500       0.2
             --------------------------------------------------------------------------------------------------------------
              AUTOMOTIVE PRODUCTS          94,600   +General Motors Corporation (Class H)....       2,175,800       0.2
             --------------------------------------------------------------------------------------------------------------
              BANKING                     202,700   Bank One Corporation.....................       7,423,887       0.6
                                          120,150   Bank of America Corporation..............       5,511,881       0.4
                                          277,850   The Bank of New York Company, Inc........      15,333,847       1.2
                                           96,300   The Chase Manhattan Corporation..........       4,375,631       0.4
                                           14,800   Wachovia Corporation.....................         860,250       0.1
                                                                                               --------------     -----
                                                                                                   33,505,496       2.7
             --------------------------------------------------------------------------------------------------------------
              BANKING & FINANCIAL         358,650   Citigroup Inc............................      18,313,566       1.5
             --------------------------------------------------------------------------------------------------------------
              BEVERAGES                   165,300   The Coca-Cola Company....................      10,072,969       0.8
                                           98,700   PepsiCo, Inc.............................       4,891,819       0.4
                                                                                               --------------     -----
                                                                                                   14,964,788       1.2
             --------------------------------------------------------------------------------------------------------------
              BIOTECHNOLOGY                18,200   +Genentech, Inc..........................       1,483,300       0.1
                                           17,600   +Gilead Sciences, Inc....................       1,459,700       0.1
                                           24,000   +Human Genome Sciences, Inc..............       1,663,500       0.2
                                                                                               --------------     -----
                                                                                                    4,606,500       0.4
             --------------------------------------------------------------------------------------------------------------
              BROADCASTING--CABLE         163,450   +AT&T Corp.--Liberty Media Group
                                                    (Class A)................................       2,216,791       0.2
             --------------------------------------------------------------------------------------------------------------
              BUILDING PRODUCTS            95,800   +American Tower Corporation (Class A)....       3,628,425       0.3
             --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                         SHARES                                                                 PERCENT OF
COUNTRIES    INDUSTRIES                   HELD                    COMMON STOCKS                    VALUE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
UNITED        BUSINESS SERVICES           438,300   +Oracle Corporation......................  $   12,765,487       1.0%
             --------------------------------------------------------------------------------------------------------------
STATES        CABLE                        84,050   +Adelphia Communications (Class A).......       4,339,081       0.3
(CONTINUED)                               165,100   +Charter Communications, Inc.
                                                    (Class A)................................       3,745,706       0.3
                                                                                               --------------     -----
                                                                                                    8,084,787       0.6
             --------------------------------------------------------------------------------------------------------------
              CAPITAL GOODS                23,850   Minnesota Mining and Manufacturing
                                                    Company (3M).............................       2,873,925       0.2
             --------------------------------------------------------------------------------------------------------------
              CHEMICALS                    65,500   The Dow Chemical Company.................       2,398,938       0.2
                                           62,750   E.I. du Pont de Nemours and Company......       3,031,609       0.2
                                           74,250   Pharmacia Corporation....................       4,529,250       0.4
                                           22,100   Rohm and Haas Company....................         802,506       0.1
                                                                                               --------------     -----
                                                                                                   10,762,303       0.9
             --------------------------------------------------------------------------------------------------------------
              COMMUNICATION                31,800   +CIENA Corporation.......................       2,591,700       0.2
              EQUIPMENT                    79,550   Corning Incorporated.....................       4,201,234       0.3
                                                                                               --------------     -----
                                                                                                    6,792,934       0.5
             --------------------------------------------------------------------------------------------------------------
              COMMUNICATIONS               22,300   +Pegasus Communications Corporation......         574,225       0.0
                                          233,800   SBC Communications Inc...................      11,163,950       0.9
                                                                                               --------------     -----
                                                                                                   11,738,175       0.9
             --------------------------------------------------------------------------------------------------------------
              COMPUTER SERVICES           342,470   +Cisco Systems, Inc......................      13,099,477       1.0
                                          121,550   Electronic Data Systems Corporation......       7,019,513       0.6
                                           10,100   +Juniper Networks, Inc...................       1,274,494       0.1
                                                                                               --------------     -----
                                                                                                   21,393,484       1.7
             --------------------------------------------------------------------------------------------------------------
              COMPUTER TECHNOLOGY          97,850   +Solectron Corporation...................       3,317,115       0.3
             --------------------------------------------------------------------------------------------------------------
              COMPUTERS                   238,650   Compaq Computer Corporation..............       3,591,683       0.3
                                           31,400   +Comverse Technology, Inc................       3,410,825       0.3
                                           90,580   +EMC Corporation.........................       6,023,570       0.5
                                           78,365   International Business Machines
                                                    Corporation..............................       6,661,025       0.5
                                           28,450   +NCR Corporation.........................       1,397,606       0.1
                                           59,100   +Palm, Inc...............................       1,669,575       0.1
                                          134,150   +Sun Microsystems, Inc...................       3,731,047       0.3
                                                                                               --------------     -----
                                                                                                   26,485,331       2.1
             --------------------------------------------------------------------------------------------------------------
              COMPUTERS & COMPUTER         42,025   +Ariba, Inc..............................       2,253,591       0.2
              SERVICES
             --------------------------------------------------------------------------------------------------------------
              CONSUMER--GOODS              83,500   Circuit City Stores--Circuit City
                                                    Group....................................         960,250       0.1
             --------------------------------------------------------------------------------------------------------------
              CONSUMER--ELECTRONICS        96,500   +Dell Computer Corporation...............       1,682,719       0.1
             --------------------------------------------------------------------------------------------------------------
              CONTAINERS &                 20,500   +Sealed Air Corporation..................         625,250       0.0
              PACKAGING
             --------------------------------------------------------------------------------------------------------------
              COSMETICS                   106,000   Avon Products, Inc.......................       5,074,750       0.4
                                          100,700   The Gillette Company.....................       3,637,788       0.3
                                                                                               --------------     -----
                                                                                                    8,712,538       0.7
             --------------------------------------------------------------------------------------------------------------
              ELECTRIC & GAS               82,050   +Calpine Corporation.....................       3,697,378       0.3
             --------------------------------------------------------------------------------------------------------------
              ELECTRICAL &                 20,150   +The AES Corporation.....................       1,115,806       0.1
              ELECTRONICS
             --------------------------------------------------------------------------------------------------------------
              ELECTRICAL EQUIPMENT         83,500   Edison International.....................       1,304,688       0.1
                                          374,100   General Electric Company.................      17,933,419       1.4
                                                                                               --------------     -----
                                                                                                   19,238,107       1.5
             --------------------------------------------------------------------------------------------------------------
              ELECTRICAL                   24,650   +Sanmina Corporation.....................       1,888,806       0.2
              INSTRUMENTS &
              CONTROLS
             --------------------------------------------------------------------------------------------------------------
              ELECTRONIC                   35,100   +Applied Micro Circuits Corporation......       2,641,275       0.2
              COMPONENTS
             --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                         SHARES                                                                 PERCENT OF
COUNTRIES    INDUSTRIES                   HELD                    COMMON STOCKS                    VALUE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
UNITED        ELECTRONICS/                306,200   Intel Corporation........................  $    9,205,137       0.7%
STATES        INSTRUMENTS                 130,100   Texas Instruments Incorporated...........       6,163,487       0.5
                                                                                               --------------     -----
(CONTINUED)                                                                                        15,368,624       1.2
             --------------------------------------------------------------------------------------------------------------
              ENTERTAINMENT                18,700   +Macrovision Corporation.................       1,383,800       0.1
             --------------------------------------------------------------------------------------------------------------
              FIBER OPTICS                 22,950   +Avanex Corporation......................       1,365,525       0.1
             --------------------------------------------------------------------------------------------------------------
              FINANCE                      83,700   American Express Company.................       4,598,269       0.4
                                           72,400   Freddie Mac..............................       4,986,550       0.4
                                                                                               --------------     -----
                                                                                                    9,584,819       0.8
             --------------------------------------------------------------------------------------------------------------
              FINANCIAL SERVICES          202,830   Wells Fargo Company......................      11,295,096       0.9
             --------------------------------------------------------------------------------------------------------------
              FOOD                        121,900   +The Kroger Co...........................       3,298,919       0.3
                                           18,050   Wm. Wrigley Jr. Company..................       1,729,416       0.1
                                                                                               --------------     -----
                                                                                                    5,028,335       0.4
             --------------------------------------------------------------------------------------------------------------
              FOREST PRODUCTS              51,200   Georgia-Pacific Group....................       1,593,600       0.1
             --------------------------------------------------------------------------------------------------------------
              HEALTHCARE--                158,150   HCA-The Healthcare Corporation...........       6,960,182       0.6
              PRODUCTS & SERVICES
             --------------------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS           55,000   The Clorox Company.......................       1,952,500       0.2
                                          314,050   Colgate-Palmolive Company................      20,271,928       1.6
                                           94,400   The Procter & Gamble Company.............       7,404,500       0.6
                                                                                               --------------     -----
                                                                                                   29,628,928       2.4
             --------------------------------------------------------------------------------------------------------------
              INDEPENDENT POWER            30,600   +Southern Energy, Inc....................         866,363       0.1
              PRODUCERS
             --------------------------------------------------------------------------------------------------------------
              INSURANCE                    54,950   The Allstate Corporation.................       2,393,759       0.2
                                          195,675   American International Group, Inc........      19,286,217       1.5
                                           68,700   ITT Industries, Inc......................       2,662,125       0.2
                                           19,700   The Progressive Corporation..............       2,041,412       0.2
                                                                                               --------------     -----
                                                                                                   26,383,513       2.1
             --------------------------------------------------------------------------------------------------------------
              INTERNET SOFTWARE            33,650   +Agile Software Corporation..............       1,661,469       0.1
                                           29,775   +VeriSign, Inc...........................       2,208,933       0.2
                                           52,800   +WatchGuard Technologies, Inc............       1,666,500       0.1
                                                                                               --------------     -----
                                                                                                    5,536,902       0.4
             --------------------------------------------------------------------------------------------------------------
              LASER SYSTEMS &              44,450   +JDS Uniphase Corporation................       1,855,787       0.1
              COMPONENTS
             --------------------------------------------------------------------------------------------------------------
              MACHINERY & EQUIPMENT        41,700   Caterpillar Inc..........................       1,972,931       0.2
             --------------------------------------------------------------------------------------------------------------
              MANUFACTURING                42,300   Danaher Corporation......................       2,892,263       0.3
                                          162,900   Tyco International Ltd...................       9,040,950       0.7
                                                                                               --------------     -----
                                                                                                   11,933,213       1.0
             --------------------------------------------------------------------------------------------------------------
              MEDIA &                     237,600   +Metromedia Fiber Network, Inc.
              COMMUNICATIONS                        (Class A)................................       2,405,700       0.2
             --------------------------------------------------------------------------------------------------------------
              MEDICAL                      13,200   +Affymetrix, Inc.........................         981,750       0.1
                                           60,000   Alpharma, Inc. (Class A).................       2,632,500       0.2
                                           34,400   +Applera Corporation--Celera Genomics
                                                    Group....................................       1,236,250       0.1
                                           74,350   +Immunex Corporation.....................       3,020,469       0.3
                                           17,800   +Protein Design Labs, Inc................       1,528,575       0.1
                                                                                               --------------     -----
                                                                                                    9,399,544       0.8
             --------------------------------------------------------------------------------------------------------------
              MEDICAL SERVICES             99,200   +Manor Care, Inc.........................       2,046,000       0.2
             --------------------------------------------------------------------------------------------------------------
              MEDICAL TECHNOLOGY           57,600   Johnson & Johnson........................       6,051,600       0.5
             --------------------------------------------------------------------------------------------------------------
              MERCHANDISING                95,150   The May Department Stores Company........       3,116,162       0.2
             --------------------------------------------------------------------------------------------------------------
              METALS                      114,600   Newmont Mining Corporation...............       1,955,362       0.2
             --------------------------------------------------------------------------------------------------------------
              MULTI-MEDIA                  43,350   Time Warner Inc..........................       2,264,604       0.2
             --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                         SHARES                                                                 PERCENT OF
COUNTRIES    INDUSTRIES                   HELD                    COMMON STOCKS                    VALUE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
UNITED        NATURAL GAS                  19,900   El Paso Energy Corporation...............  $    1,425,338       0.1%
STATES                                    142,490   Enron Corp...............................      11,844,481       1.0
                                                                                               --------------     -----
(CONTINUED)                                                                                        13,269,819       1.1
             --------------------------------------------------------------------------------------------------------------
              NETWORKING PRODUCTS          27,500   +ONI Systems Corp........................       1,087,969       0.1
             --------------------------------------------------------------------------------------------------------------
              OIL & GAS PRODUCERS          43,700   Conoco Inc. (Class B)....................       1,264,569       0.1
                                          108,100   +Nabors Industries, Inc..................       6,394,115       0.5
                                           26,450   +Rowan Companies, Inc....................         714,150       0.0
                                           27,700   Santa Fe International Corporation.......         888,131       0.1
                                           39,600   Tosco Corporation........................       1,343,925       0.1
                                                                                               --------------     -----
                                                                                                   10,604,890       0.8
             --------------------------------------------------------------------------------------------------------------
              OIL--INTEGRATED             174,508   Exxon Mobil Corporation..................      15,171,289       1.2
             --------------------------------------------------------------------------------------------------------------
              OIL FIELD & EQUIPMENT        53,700   +BJ Services Company.....................       3,698,587       0.3
             --------------------------------------------------------------------------------------------------------------
              OIL SERVICES                 60,000   Baker Hughes Incorporated................       2,493,750       0.2
                                           45,900   +Global Marine Inc.......................       1,302,413       0.1
                                           43,100   Schlumberger Limited.....................       3,445,306       0.3
                                                                                               --------------     -----
                                                                                                    7,241,469       0.6
             --------------------------------------------------------------------------------------------------------------
              PAINTS                       37,800   The Sherwin-Williams Company.............         994,612       0.1
             --------------------------------------------------------------------------------------------------------------
              PAPER & FOREST               40,050   International Paper Company..............       1,634,541       0.1
              PRODUCTS
             --------------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS             129,800   American Home Products Corporation.......       8,248,790       0.7
                                           43,300   Bristol-Myers Squibb Company.............       3,201,494       0.3
                                           77,720   Cardinal Health, Inc.....................       7,742,855       0.6
                                           21,600   Ecolab Inc...............................         932,850       0.1
                                           54,600   Eli Lilly and Company....................       5,081,212       0.4
                                          144,260   Merck & Co., Inc.........................      13,506,342       1.1
                                           31,600   +Millennium Pharmaceuticals, Inc.........       1,953,275       0.1
                                          341,220   Pfizer Inc...............................      15,696,120       1.3
                                           54,600   Schering-Plough Corporation..............       3,098,550       0.2
                                                                                               --------------     -----
                                                                                                   59,461,488       4.8
             --------------------------------------------------------------------------------------------------------------
              REAL ESTATE INVESTMENT       40,000   Equity Residential Properties Trust......       2,212,500       0.2
              TRUST
             --------------------------------------------------------------------------------------------------------------
              RESTAURANTS                  64,550   McDonald's Corporation...................       2,194,700       0.2
             --------------------------------------------------------------------------------------------------------------
              RETAIL                       52,100   Nordstrom, Inc...........................         947,569       0.1
                                           62,780   +Safeway Inc.............................       3,923,750       0.3
                                          140,000   Wal-Mart Stores, Inc.....................       7,437,500       0.6
                                                                                               --------------     -----
                                                                                                   12,308,819       1.0
             --------------------------------------------------------------------------------------------------------------
              RETAIL SPECIALTY             99,300   The Home Depot, Inc......................       4,536,769       0.3
                                          134,550   Lowe's Companies, Inc....................       5,987,475       0.5
                                                                                               --------------     -----
                                                                                                   10,524,244       0.8
             --------------------------------------------------------------------------------------------------------------
              SCIENTIFIC EQUIPMENT         61,980   Millipore Corporation....................       3,904,740       0.3
             --------------------------------------------------------------------------------------------------------------
              SOFTWARE                    111,450   +Amdocs Limited..........................       7,383,562       0.6
                                           55,950   +BEA Systems, Inc........................       3,766,134       0.3
                                           37,200   +Informatica Corporation.................       1,469,400       0.1
                                          241,930   +Microsoft Corporation...................      10,508,834       0.8
                                           28,700   +RSA Security Inc........................       1,513,925       0.1
                                           25,450   +VERITAS Software Corporation............       2,226,875       0.2
                                                                                               --------------     -----
                                                                                                   26,868,730       2.1
             --------------------------------------------------------------------------------------------------------------
              TECHNOLOGY                   40,000   Symbol Technologies, Inc.................       1,440,000       0.1
             --------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS          196,000   +McLeodUSA Incorporated (Class A)........       2,768,500       0.2
                                           70,750   +Optical Communication Products, Inc.....         795,937       0.1
                                          151,650   +Qwest Communications International
                                                    Inc......................................       6,217,650       0.5
                                          126,700   Verizon Communications...................       6,350,837       0.5
                                                                                               --------------     -----
                                                                                                   16,132,924       1.3
             --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Continued)     (in US dollars)
--------------------------------------------------------------------------------

                                         SHARES                                                                 PERCENT OF
COUNTRIES    INDUSTRIES                   HELD                    COMMON STOCKS                    VALUE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
UNITED        WIRELESS                     55,700   +Nextel Communications, Inc. (Class A)...  $    1,375,094       0.1%
STATES        COMMUNICATIONS--
(CONCLUDED)   DOMESTIC PAGING &
              CELLULAR
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN THE UNITED STATES      590,048,593      47.3
---------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN COMMON STOCKS
                                                    (COST--$658,118,102)                          694,962,037      55.8
---------------------------------------------------------------------------------------------------------------------------

                                          FACE
                                         AMOUNT                 US CORPORATE BONDS
----------------------------------------------------------------------------------------------------------------------------
              FINANCIAL         US$      3,000,000   General Electric Capital Corp., 8.75% due
              SERVICES                               5/21/2007................................       3,413,940       0.3
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN US CORPORATE BONDS
                                                     (COST--$3,373,650)                              3,413,940       0.3
----------------------------------------------------------------------------------------------------------------------------

                                                              FIXED-INCOME SECURITIES
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                         A$    22,750,000   Austrailian Government Bond, 12% due
                                                     11/15/2001...............................      13,334,802       1.1
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL FIXED-INCOME SECURITIES IN
                                                     AUSTRALIA                                      13,334,802       1.1
----------------------------------------------------------------------------------------------------------------------------
CANADA                            C$    18,800,000   Canadian Government Bond, 5.75% due
                                                     6/01/2029................................      12,817,044       1.0
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL FIXED-INCOME SECURITIES IN CANADA        12,817,044       1.0
----------------------------------------------------------------------------------------------------------------------------
FRANCE                        [EURO]     3,400,000   France O.A.T., 5.50% due 4/25/2029.......       3,216,521       0.3
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL FIXED-INCOME SECURITIES IN FRANCE         3,216,521       0.3
----------------------------------------------------------------------------------------------------------------------------
GERMANY                       [EURO]    23,700,000   BundesObligation, 4.75% due 11/20/2001...      22,271,578       1.8
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL FIXED-INCOME SECURITIES IN GERMANY       22,271,578       1.8
----------------------------------------------------------------------------------------------------------------------------
ITALY                         [EURO]     3,800,000   Buoni Poliennali Del Tesoro, 5.25% due
                                                     11/01/2029...............................       3,308,935       0.3
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL FIXED-INCOME SECURITIES IN ITALY          3,308,935       0.3
----------------------------------------------------------------------------------------------------------------------------
NEW                              NZ$    30,800,000   New Zealand Government Bond, 8% due
ZEALAND                                              2/15/2001................................      13,650,547       1.1
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL FIXED-INCOME SECURITIES IN NEW
                                                     ZEALAND                                        13,650,547       1.1
----------------------------------------------------------------------------------------------------------------------------
UNITED                           US$    43,530,000   Fannie Mae, 5.625% due 3/15/2001.........      43,482,552       3.5
STATES                                               US Treasury Bonds:
                                        36,250,000       6.25% due 8/15/2023..................      39,206,550       3.1
                                         2,700,000       6.625% due 2/15/2027.................       3,083,913       0.2
                                        52,150,000       6.125% due 8/15/2029.................      56,721,469       4.5
                                                     US Treasury Notes:
                                        62,900,000       5% due 4/30/2001.....................      62,723,251       5.0
                                        12,540,000       5.75% due 6/30/2001..................      12,539,925       1.0
                                        76,000,000       5.50% due 7/31/2001..................      75,905,000       6.1
                                        53,300,000       5.50% due 8/31/2001..................      53,233,375       4.3
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL FIXED-INCOME SECURITIES IN THE
                                                     UNITED STATES                                 346,896,035      27.7
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN FIXED-INCOME
                                                     SECURITIES (COST--$402,446,471)               415,495,462      33.3
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 2000  (Concluded)     (in US dollars)
--------------------------------------------------------------------------------

                                          FACE                                                                PERCENT OF
                                         AMOUNT              SHORT-TERM SECURITIES               VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                             $25,000,000   A I Credit, 6.52% due 1/08/2001.......  $   24,959,250       2.0%
PAPER*                                   1,540,000   General Motors Acceptance Corp., 6.75%
                                                     due 1/02/2001.........................       1,539,134       0.1
                                        50,000,000   Morgan J.P., 6.56% due 1/16/2001......      49,845,111       4.0
                                        25,000,000   Verizon Global Funding, 6.55% due
                                                     1/03/2001.............................      24,981,806       2.0
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN COMMERCIAL PAPER      101,325,301       8.1
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                           24,000,000   Freddie Mac, 6.44% due 1/23/2001......      23,896,960       1.9
AGENCY OBLIGATIONS*
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN US GOVERNMENT
                                                     AGENCY OBLIGATIONS                          23,896,960       1.9
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SHORT-TERM
                                                     SECURITIES (COST--$125,222,261)            125,222,261      10.0
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS
                                                     (COST--$1,189,160,484)................   1,239,093,700      99.4
                                                     UNREALIZED APPRECIATION ON FORWARD
                                                     FOREIGN EXCHANGE CONTRACTS**..........          38,850       0.0
                                                     OTHER ASSETS LESS LIABILITIES.........       7,490,294       0.6
                                                                                             --------------     -----
                                                     NET ASSETS............................  $1,246,622,844     100.0%
                                                                                             ==============     =====
-------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
 + Non-income producing security.
 * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
 ** Forward foreign exchange contracts as of December 31, 2000 were as follows:

    --------------------------------------------------------
           FOREIGN             EXPIRATION       UNREALIZED
        CURRENCY SOLD             DATE         APPRECIATION
    --------------------------------------------------------
    C$  23,850,000           February 2001       $ 16,744
    Y   50,000,000           January 2001          22,106
    --------------------------------------------------------
    TOTAL UNREALIZED APPRECIATION ON
    FORWARD FOREIGN EXCHANGE CONTRACTS-NET
    (US$ COMMITMENT-$16,367,541)                 $ 38,850
                                                 ========
    --------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 2000                  (in US dollars)
--------------------------------------------------------------------------------

                         SHARES                                                                        PERCENT OF
INDUSTRIES                HELD                              STOCKS                          VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------
ALUMINUM                    4,776       Alcoa Inc......................................  $   159,996       0.8%
------------------------------------------------------------------------------------------------------------------
CANADIAN                    4,900       Alberta Energy Company Ltd.....................      234,234       1.1
INDEPENDENTS                8,800       +Anderson Exploration Ltd......................      199,494       1.0
                           11,200       +Baytex Energy Ltd.............................       74,567       0.4
                           22,525       +Canadian Hunter Exploration Ltd...............      616,363       3.0
                            3,000       +Chieftain International, Inc..................       82,875       0.4
                           16,200       +Cypress Energy Inc. (Class A).................      105,160       0.5
                           23,000       +Genesis Exploration Ltd.......................      189,880       0.9
                           23,609       +Gulf Canada Resources Limited.................      120,246       0.6
                           33,200       +Gulf Canada Resources Limited (Ordinary)......      168,075       0.8
                            7,200       Nexen Inc......................................      177,364       0.9
                            9,000       +Rio Alto Exploration Ltd......................      195,340       1.0
                            7,800       +Talisman Energy Inc...........................      288,995       1.4
                           22,900       +Velvet Exploration Ltd........................       53,362       0.2
                                                                                         -----------     -----
                                                                                           2,505,955      12.2
------------------------------------------------------------------------------------------------------------------
ENERGY--ALTERNATE          10,000       +Millennium Cell Inc...........................      100,625       0.5
SOURCES                     3,800       +Stuart Energy Systems Corporation.............       24,035       0.1
                                                                                         -----------     -----
                                                                                             124,660       0.6
------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER           1,100       +Southern Energy, Inc..........................       31,144       0.2
PRODUCERS
------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL              6,200       Amerada Hess Corporation.......................      452,988       2.2
COMPANIES                   7,000       Chevron Corporation............................      591,063       2.9
                            1,800       Conoco Inc. (Class A)..........................       51,525       0.3
                            6,600       Conoco Inc. (Class B)..........................      190,987       0.9
                            1,500       ENI SpA (ADR)*.................................       96,469       0.5
                            5,104       Exxon Mobil Corporation........................      443,729       2.2
                            8,300       Murphy Oil Corporation.........................      501,631       2.4
                            3,200       Phillips Petroleum Company.....................      182,000       0.9
                            2,500       Royal Dutch Petroleum Company (NY Registered
                                         Shares).......................................      151,406       0.7
                            4,100       Texaco Inc.....................................      254,712       1.2
                            8,200       USX-Marathon Group.............................      227,550       1.1
                                                                                         -----------     -----
                                                                                           3,144,060      15.3
------------------------------------------------------------------------------------------------------------------
LAND & OFFSHORE            59,000       +Drillers Technology Corp......................       53,029       0.3
DRILLING COMPANIES         14,400       +Drillers Technology Corp. (Warrants)***.......        2,013       0.0
                            6,700       +Global Marine Inc.............................      190,112       0.9
                            6,000       Helmerich & Payne, Inc.........................      263,250       1.3
                            5,200       +Nabors Industries, Inc........................      307,580       1.5
                            6,500       Noble Affiliates, Inc..........................      299,000       1.4
                            9,400       +Noble Drilling Corporation....................      408,312       2.0
                            9,300       +Precision Drilling Corporation................      348,286       1.7
                           13,600       +R&B Falcon Corporation........................      311,950       1.5
                            7,900       +Rowan Companies, Inc..........................      213,300       1.0
                            7,000       Santa Fe International Corporation.............      224,438       1.1
                           12,400       +UTI Energy Corp...............................      407,650       2.0
                                                                                         -----------     -----
                                                                                           3,028,920      14.7
------------------------------------------------------------------------------------------------------------------
METALS & MINING           173,700       M.I.M. Holdings Limited........................      111,969       0.6
                           14,150       +Stillwater Mining Company.....................      556,802       2.7
                           38,600       WMC Limited....................................      164,243       0.8
                                                                                         -----------     -----
                                                                                             833,014       4.1
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 2000  (Concluded)     (in US dollars)
--------------------------------------------------------------------------------

                         SHARES                                                                        PERCENT OF
INDUSTRIES                HELD                              STOCKS                          VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS         5,500       Anadarko Petroleum Corporation.................  $   390,940       1.9%
                            7,200       Apache Corporation.............................      504,450       2.5
                            2,000       +Barrett Resources Corporation.................      113,625       0.6
                            4,240       Burlington Resources Inc.......................      214,120       1.0
                            7,200       Cabot Oil & Gas Corporation (Class A)..........      224,550       1.1
                           11,575       Devon Energy Corporation.......................      705,728       3.4
                           17,100       EOG Resources, Inc.............................      935,156       4.6
                            6,779       Kerr-McGee Corporation.........................      453,769       2.2
                            6,600       Pogo Producing Company.........................      205,425       1.0
                            2,400       +Stone Energy Corporation......................      154,920       0.7
                            5,700       Unocal Corporation.............................      220,519       1.1
                                                                                         -----------     -----
                                                                                           4,123,202      20.1
------------------------------------------------------------------------------------------------------------------
OIL SERVICES                7,800       +BJ Services Company...........................      537,225       2.6
                            8,800       Baker Hughes Incorporated......................      365,750       1.8
                            3,700       Coflexip SA (ADR)*.............................      229,400       1.1
                            4,200       +Cooper Cameron Corporation....................      277,463       1.4
                            7,500       Ensign Resource Service Group, Inc.............      277,130       1.3
                            8,800       +Grant Prideco, Inc............................      193,050       0.9
                            5,300       +National-Oilwell, Inc.........................      205,044       1.0
                           24,400       Saipem SpA.....................................      133,102       0.6
                            5,500       +Stolt Offshore, SA............................       60,500       0.3
                            3,350       +Stolt Offshore, SA (ADR)*.....................       34,337       0.2
                           14,900       +Tesco Corporation.............................      153,762       0.7
                            3,300       Tidewater Inc..................................      146,437       0.7
                           12,900       +Weatherford International, Inc................      609,525       3.0
                                                                                         -----------     -----
                                                                                           3,222,725      15.6
------------------------------------------------------------------------------------------------------------------
PIPELINES                   4,300       The Coastal Corporation........................      379,744       1.9
                            3,700       Equitable Resources, Inc.......................      246,975       1.2
                            3,600       The Williams Companies, Inc....................      143,775       0.7
                                                                                         -----------     -----
                                                                                             770,494       3.8
------------------------------------------------------------------------------------------------------------------
REFINING                    3,200       Sunoco, Inc....................................      107,800       0.5
------------------------------------------------------------------------------------------------------------------
                                        TOTAL STOCKS (COST--$12,902,620)                  18,051,970      87.9
------------------------------------------------------------------------------------------------------------------
                          FACE
                         AMOUNT                      SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------
US GOVERNMENT          $3,266,000       Freddie Mac, 5.70% due
AGENCY OBLIGATIONS**                     1/02/2001.....................................    3,263,932      15.9
------------------------------------------------------------------------------------------------------------------
                                        TOTAL SHORT-TERM SECURITIES (COST--$3,263,932)     3,263,932      15.9
------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS (COST--$16,166,552)..........   21,315,902     103.8
                                        LIABILITIES IN EXCESS OF OTHER ASSETS..........     (788,511)    (3.8)
                                                                                         -----------     -----
                                        NET ASSETS.....................................  $20,527,391     100.0%
                                                                                         ===========     =====
------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.
  * American Depositary Receipts (ADR).
 ** Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
*** Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------


                                                  CAPITAL         GLOBAL
                                   BALANCED        STOCK         STRATEGY
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------
ASSETS:
Investments, at value*........   $103,739,385   $355,185,800   $199,969,819
Unrealized appreciation on
  forward foreign exchange
  contracts...................             --         20,282        590,265
Cash..........................             --             --            436
Foreign cash..................             --             --        292,861
Receivable for securities
  sold........................        685,197      4,300,511      1,258,870
Interest receivable...........        894,596             --        444,816
Receivable for capital shares
  sold........................            732          2,604          6,924
Dividends receivable..........         20,869        156,374        193,260
Receivable for forward foreign
  exchange contracts..........             --         81,068             --
Receivable for loaned
  securities..................             --             --             --
Prepaid expenses and other
  assets......................         20,076         20,864         21,992
                                 ------------   ------------   ------------
  Total assets................    105,360,855    359,767,503    202,779,243
                                 ------------   ------------   ------------
LIABILITIES:
Payable for securities
  purchased...................        311,375      2,698,021        846,189
Payable for forward foreign
  exchange contracts..........             --        259,610        805,711
Payable for capital shares
  redeemed....................          5,691         40,950         87,846
Payable for custodian bank....        971,957             --             --
Payable to investment
  adviser.....................         25,748         88,404         49,588
Accrued expenses and other
  liabilities.................         42,437        141,377        132,332
                                 ------------   ------------   ------------
  Total liabilities...........      1,357,208      3,228,362      1,921,666
                                 ------------   ------------   ------------
NET ASSETS....................   $104,003,647   $356,539,141   $200,857,577
                                 ============   ============   ============
NET ASSETS CONSIST OF:
Common Stock, $.10 par
  value+......................   $    805,991   $  1,843,484   $  1,507,090
Paid-in capital in excess of
  par.........................    100,584,601    354,133,300    204,386,656
Accumulated distributions in
  excess of investment
  income -- net...............             --       (303,984)    (2,449,507)
Undistributed investment
  income -- net...............             --             --             --
Accumulated distributions in
  excess of realized capital
  gains on investments and
  foreign currency
  transactions -- net.........     (2,675,632)   (16,863,994)    (6,223,193)
Accumulated realized capital
  losses on investments and
  foreign currency
  transactions -- net.........             --             --             --
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      5,288,687     17,730,335      3,636,531
                                 ------------   ------------   ------------
NET ASSETS....................   $104,003,647   $356,539,141   $200,857,577
                                 ============   ============   ============
Capital shares outstanding....      8,059,912     18,434,833     15,070,902
                                 ============   ============   ============
Net asset value, offering and
  redemption price per
  share.......................   $      12.90   $      19.34   $      13.33
                                 ============   ============   ============
*Identified cost..............   $ 98,450,698   $337,476,085   $196,933,930
                                 ============   ============   ============
+Authorized shares............    100,000,000    100,000,000    100,000,000
                                 ============   ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               INTERMEDIATE    LONG TERM
                                    GROWTH          HIGH        GOVERNMENT     CORPORATE         MONEY          MULTIPLE
                                    STOCK          YIELD           BOND           BOND          RESERVE         STRATEGY
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value*........   $564,028,343   $ 87,742,090   $213,368,266   $115,513,490   $ 499,143,265   $1,239,093,700
Unrealized appreciation on
  forward foreign exchange
  contracts...................             --             --             --             --              --           38,850
Cash..........................             --              8             --            200          24,182               --
Foreign cash..................             --             --             --             --              --              712
Receivable for securities
  sold........................     56,868,700             --             --             --       2,900,000       11,167,608
Interest receivable...........             --      1,960,519      2,430,348      1,951,669       3,982,764        7,348,435
Receivable for capital shares
  sold........................        485,889          3,360          1,752        677,675         904,221            2,370
Dividends receivable..........        403,768         84,894             --             --              --          616,413
Receivable for forward foreign
  exchange contracts..........             --             --             --             --              --          184,237
Receivable for loaned
  securities..................             --             --          2,477          1,936              --               --
Prepaid expenses and other
  assets......................         26,558         20,147         21,687         20,244          27,009           37,977
                                 ------------   ------------   ------------   ------------   -------------   --------------
  Total assets................    621,813,258     89,811,018    215,824,530    118,165,214     506,981,441    1,258,490,302
                                 ------------   ------------   ------------   ------------   -------------   --------------
LIABILITIES:
Payable for securities
  purchased...................     38,906,928         45,906             --             --       2,600,000        6,226,273
Payable for forward foreign
  exchange contracts..........             --             --             --             --              --        2,315,634
Payable for capital shares
  redeemed....................        291,782        217,984         24,423          3,319           1,925          632,343
Payable for custodian bank....             --             --             --             --              --        1,989,240
Payable to investment
  adviser.....................        144,837         20,981         53,343         29,081         130,256          309,369
Accrued expenses and other
  liabilities.................        205,027         38,470         77,349         44,796         173,340          394,599
                                 ------------   ------------   ------------   ------------   -------------   --------------
  Total liabilities...........     39,548,574        323,341        155,115         77,196       2,905,521       11,867,458
                                 ------------   ------------   ------------   ------------   -------------   --------------
NET ASSETS....................   $582,264,684   $ 89,487,677   $215,669,415   $118,088,018   $ 504,075,920   $1,246,622,844
                                 ============   ============   ============   ============   =============   ==============
NET ASSETS CONSIST OF:
Common Stock, $.10 par
  value+......................   $  2,154,384   $  1,397,607   $  1,962,037   $  1,060,889   $  50,400,062   $    8,631,722
Paid-in capital in excess of
  par.........................    560,447,275    124,607,470    220,170,655    122,158,550     453,600,563    1,217,620,695
Accumulated distributions in
  excess of investment
  income -- net...............             --             --             --             --              --       (4,339,728)
Undistributed investment
  income -- net...............          1,985        464,105      1,056,957        617,650              --               --
Accumulated distributions in
  excess of realized capital
  gains on investments and
  foreign currency
  transactions -- net.........       (836,258)            --             --             --              --      (25,306,411)
Accumulated realized capital
  losses on investments and
  foreign currency
  transactions -- net.........             --    (11,554,657)   (11,426,246)    (5,989,655)             --               --
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................     20,497,298    (25,426,848)     3,906,012        240,584          75,295       50,016,566
                                 ------------   ------------   ------------   ------------   -------------   --------------
NET ASSETS....................   $582,264,684   $ 89,487,677   $215,669,415   $118,088,018   $ 504,075,920   $1,246,622,844
                                 ============   ============   ============   ============   =============   ==============
Capital shares outstanding....     21,543,844     13,976,067     19,620,365     10,608,895     504,000,624       86,317,220
                                 ============   ============   ============   ============   =============   ==============
Net asset value, offering and
  redemption price per
  share.......................   $      27.03   $       6.40   $      10.99   $      11.13   $        1.00   $        14.44
                                 ============   ============   ============   ============   =============   ==============
*Identified cost..............   $543,530,618   $113,168,938   $209,462,254   $115,272,906   $ 499,067,970   $1,189,160,484
                                 ============   ============   ============   ============   =============   ==============
+Authorized shares............    100,000,000    100,000,000    100,000,000    100,000,000   2,000,000,000      300,000,000
                                 ============   ============   ============   ============   =============   ==============


                                  NATURAL
                                 RESOURCES
                                 PORTFOLIO
                                -----------
------------------------------
ASSETS:
Investments, at value*........  $21,315,902
Unrealized appreciation on
  forward foreign exchange
  contracts...................           --
Cash..........................        2,029
Foreign cash..................           --
Receivable for securities
  sold........................       82,470
Interest receivable...........           --
Receivable for capital shares
  sold........................           --
Dividends receivable..........        6,951
Receivable for forward foreign
  exchange contracts..........           --
Receivable for loaned
  securities..................           --
Prepaid expenses and other
  assets......................       18,884
                                -----------
  Total assets................   21,426,236
                                -----------
LIABILITIES:
Payable for securities
  purchased...................      167,363
Payable for forward foreign
  exchange contracts..........           --
Payable for capital shares
  redeemed....................      718,418
Payable for custodian bank....           --
Payable to investment
  adviser.....................        2,876
Accrued expenses and other
  liabilities.................       10,188
                                -----------
  Total liabilities...........      898,845
                                -----------
NET ASSETS....................  $20,527,391
                                ===========
NET ASSETS CONSIST OF:
Common Stock, $.10 par
  value+......................  $   177,571
Paid-in capital in excess of
  par.........................   17,404,544
Accumulated distributions in
  excess of investment
  income -- net...............         (307)
Undistributed investment
  income -- net...............           --
Accumulated distributions in
  excess of realized capital
  gains on investments and
  foreign currency
  transactions -- net.........           --
Accumulated realized capital
  losses on investments and
  foreign currency
  transactions -- net.........   (2,203,780)
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................    5,149,363
                                -----------
NET ASSETS....................  $20,527,391
                                ===========
Capital shares outstanding....    1,775,705
                                ===========
Net asset value, offering and
  redemption price per
  share.......................  $     11.56
                                ===========
*Identified cost..............  $16,166,552
                                ===========
+Authorized shares............  100,000,000
                                ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Year Ended December 31, 2000
--------------------------------------------------------------------------------


                                                CAPITAL        GLOBAL
                                 BALANCED        STOCK        STRATEGY
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------
INVESTMENT INCOME:
Interest and discount
  earned*.....................  $ 3,009,535  $   1,733,700  $  3,144,444
Dividends*....................      457,332      5,154,199     3,072,547
Other income..................           --          7,599        17,380
                                -----------  -------------  ------------
Total income..................    3,466,867      6,895,498     6,234,371
                                -----------  -------------  ------------
EXPENSES:
Investment advisory fees......      366,562      1,343,984       726,634
Accounting services...........       31,785        121,675        68,243
Custodian fees................       22,704         78,659       167,606
Professional fees.............       14,167         29,848        19,784
Printing and shareholder
  reports.....................       12,785         23,105        16,639
Pricing services..............        1,042          4,268         8,246
Registration fees.............        1,195          1,017        13,970
Transfer agent fees...........        5,011          5,011         5,011
Directors' fees and
  expenses....................        1,393          4,957         2,666
Other.........................        3,739          9,559         6,526
                                -----------  -------------  ------------
Total expenses before
  reimbursement...............      460,383      1,622,083     1,035,325
Reimbursement of expenses.....           --             --            --
                                -----------  -------------  ------------
Total expenses after
  reimbursement...............      460,383      1,622,083     1,035,325
                                -----------  -------------  ------------
Investment income -- net......    3,006,484      5,273,415     5,199,046
                                -----------  -------------  ------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET:
Realized gain (loss) on
  investments -- net..........    5,926,796     68,506,742    16,474,626
Realized gain (loss) on
  foreign currency
  transactions -- net.........           --      1,190,463    (1,790,960)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........   (9,904,489)  (113,335,143)  (42,099,384)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........           --         20,985       613,502
                                -----------  -------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $  (971,209) $ (38,343,538) $(21,603,170)
                                ===========  =============  ============
* Net of foreign withholding
  tax.........................           --  $      59,924  $    202,291
                                ===========  =============  ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             INTERMEDIATE   LONG TERM
                                   GROWTH          HIGH       GOVERNMENT    CORPORATE      MONEY       MULTIPLE      NATURAL
                                    STOCK         YIELD          BOND         BOND        RESERVE      STRATEGY     RESOURCES
                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest and discount
  earned*.....................  $   1,986,411  $  9,504,043  $14,357,438   $ 8,488,784  $34,015,236  $  26,446,127  $   87,477
Dividends*....................      3,670,068       474,338           --            --           --     11,743,494     152,248
Other income..................             --        52,749       38,374         7,560           --         65,061          --
                                -------------  ------------  -----------   -----------  -----------  -------------  ----------
Total income..................      5,656,479    10,031,130   14,395,812     8,496,344   34,015,236     38,254,682     239,725
                                -------------  ------------  -----------   -----------  -----------  -------------  ----------
EXPENSES:
Investment advisory fees......      2,123,351       297,673      676,166       373,167    1,709,775      4,444,071      49,786
Accounting services...........        195,404        24,500       54,658        33,952      134,621        243,198       8,266
Custodian fees................         76,624        16,728       35,056        17,098       25,416        362,759      11,983
Professional fees.............         37,568        16,906       19,672        14,097       37,343         82,747       7,221
Printing and shareholder
  reports.....................         30,623        12,019       16,420        11,738       27,836         56,398       7,059
Pricing services..............          3,386         7,998        8,964         7,211        3,244         14,566          --
Registration fees.............             --         1,746        3,571         1,961        4,038         24,008         203
Transfer agent fees...........          5,001         5,010        5,076         5,001        5,076          5,011       5,012
Directors' fees and
  expenses....................          7,336         1,217        2,505         1,415        6,185         15,437         165
Other.........................          9,945         3,166        5,839         3,282        6,366         40,739          --
                                -------------  ------------  -----------   -----------  -----------  -------------  ----------
Total expenses before
  reimbursement...............      2,489,238       386,963      827,927       468,922    1,959,900      5,288,934      89,695
Reimbursement of expenses.....             --            --           --            --           --             --     (12,745)
                                -------------  ------------  -----------   -----------  -----------  -------------  ----------
Total expenses after
  reimbursement...............      2,489,238       386,963      827,927       468,922    1,959,900      5,288,934      76,950
                                -------------  ------------  -----------   -----------  -----------  -------------  ----------
Investment income -- net......      3,167,241     9,644,167   13,567,885     8,027,422   32,055,336     32,965,748     162,775
                                -------------  ------------  -----------   -----------  -----------  -------------  ----------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET:
Realized gain (loss) on
  investments -- net..........    129,266,127    (6,095,170)  (3,283,679)   (3,756,433)       5,201    131,235,657     740,061
Realized gain (loss) on
  foreign currency
  transactions -- net.........        (40,961)           --           --            --           --      5,839,051        (931)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........   (173,535,507)   (7,347,312)  12,954,792     6,345,217      447,417   (233,100,236)  4,181,451
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........           (427)           --           --            --           --         95,999           2
                                -------------  ------------  -----------   -----------  -----------  -------------  ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $ (41,143,527) $ (3,798,315) $23,238,998   $10,616,206  $32,507,954  $ (62,963,781) $5,083,358
                                =============  ============  ===========   ===========  ===========  =============  ==========
* Net of foreign withholding
  tax.........................  $     142,692            --           --            --           --  $     476,887  $    3,612
                                =============  ============  ===========   ===========  ===========  =============  ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                         BALANCED PORTFOLIO          CAPITAL STOCK PORTFOLIO
                                     ---------------------------   ----------------------------
                                         FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                            DECEMBER 31,                   DECEMBER 31,
                                     ---------------------------   ----------------------------
INCREASE (DECREASE) IN NET ASSETS:       2000           1999           2000            1999
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net........     $  3,006,484   $  3,597,924   $   5,273,415   $  2,532,042
Realized gain (loss) on
  investments and foreign currency
  transactions -- net...........        5,926,796      5,946,357      69,697,205     45,669,631
Change in unrealized
  appreciation/depreciation on
  investments -- net............       (9,904,489)       196,222    (113,335,143)    57,625,867
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net...........               --             --          20,985         46,539
                                     ------------   ------------   -------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations....................         (971,209)     9,740,503     (38,343,538)   105,874,079
                                     ------------   ------------   -------------   ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net........       (2,995,815)    (6,700,505)     (5,283,411)    (5,502,391)
In excess of investment income --
  net...........................           (7,605)        (4,135)     (1,494,434)      (256,618)
Realized gain on investments --
  net...........................       (6,575,596)   (13,054,658)    (77,831,590)   (65,022,220)
In excess of realized gain on
  investments-net...............       (2,678,701)            --     (15,673,544)            --
Return of capital...............          (10,674)            --              --             --
                                     ------------   ------------   -------------   ------------
Net decrease in net assets
  resulting from dividends and
  distributions to shareholders...    (12,268,391)   (19,759,298)   (100,282,979)   (70,781,229)
                                     ------------   ------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions............       (2,107,487)    10,295,044      64,785,474     38,689,886
                                     ------------   ------------   -------------   ------------
NET ASSETS:
Total increase (decrease) in net
  assets........................      (15,347,087)       276,249     (73,841,043)    73,782,736
Beginning of year...............      119,350,734    119,074,485     430,380,184    356,597,448
                                     ------------   ------------   -------------   ------------
End of year*....................     $104,003,647   $119,350,734   $ 356,539,141   $430,380,184
                                     ============   ============   =============   ============
*Undistributed (accumulated
  distributions in
  excess of) investment income --
  net...........................               --             --   $    (303,984)  $      9,996
                                     ============   ============   =============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  GLOBAL STRATEGY PORTFOLIO       GROWTH STOCK PORTFOLIO          HIGH YIELD PORTFOLIO
                                 ---------------------------   -----------------------------   --------------------------
                                     FOR THE YEAR ENDED             FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                        DECEMBER 31,                   DECEMBER 31,                   DECEMBER 31,
                                 ---------------------------   -----------------------------   --------------------------
                                     2000           1999           2000            1999           2000           1999
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  5,199,046   $  4,072,052   $   3,167,241   $   4,341,171   $ 9,644,167   $ 11,245,653
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................     14,683,666     20,705,133     129,225,166      95,393,870    (6,095,170)       726,859
Change in unrealized
  appreciation/depreciation on
  investments -- net..........    (42,099,384)    18,915,503    (173,535,507)     75,147,379    (7,347,312)    (5,186,011)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........        613,502        (78,394)           (427)             --            --             --
                                 ------------   ------------   -------------   -------------   -----------   ------------
Net increase (decrease) in net
  assets resulting from
  operations..................    (21,603,170)    43,614,294     (41,143,527)    174,882,420    (3,798,315)     6,786,501
                                 ------------   ------------   -------------   -------------   -----------   ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net......     (5,199,046)    (4,250,356)     (3,182,370)     (6,599,346)   (8,990,381)   (12,299,315)
In excess of investment
  income -- net...............       (195,349)    (2,896,892)             --              --            --       (249,990)
Realized gain on
  investments -- net..........    (16,126,638)   (20,802,708)   (140,966,956)   (141,145,837)           --             --
In excess of realized gain on
  investments-net.............     (7,737,622)            --        (877,234)             --            --             --
Return of capital.............             --             --              --              --            --             --
                                 ------------   ------------   -------------   -------------   -----------   ------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................    (29,258,655)   (27,949,956)   (145,026,560)   (147,745,183)   (8,990,381)   (12,549,305)
                                 ------------   ------------   -------------   -------------   -----------   ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions..........     10,020,677     (5,109,685)    145,032,237     140,036,987     3,059,587    (11,630,761)
                                 ------------   ------------   -------------   -------------   -----------   ------------
NET ASSETS:
Total increase (decrease) in
  net assets..................    (40,841,148)    10,554,653     (41,137,850)    167,174,224    (9,729,109)   (17,393,565)
Beginning of year.............    241,698,725    231,144,072     623,402,534     456,228,310    99,216,786    116,610,351
                                 ------------   ------------   -------------   -------------   -----------   ------------
End of year*..................   $200,857,577   $241,698,725   $ 582,264,684   $ 623,402,534   $89,487,677   $ 99,216,786
                                 ============   ============   =============   =============   ===========   ============
*Undistributed (accumulated
  distributions in
  excess of) investment
  income -- net...............   $ (2,449,507)  $   (739,737)  $       1,985   $      26,708   $   464,105   $   (208,472)
                                 ============   ============   =============   =============   ===========   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets  (Concluded)
--------------------------------------------------------------------------------

                                       INTERMEDIATE GOVERNMENT         LONG TERM CORPORATE
                                           BOND PORTFOLIO                BOND PORTFOLIO
                                     ---------------------------   ---------------------------
                                         FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                            DECEMBER 31,                  DECEMBER 31,
                                     ---------------------------   ---------------------------
INCREASE (DECREASE) IN NET ASSETS:       2000           1999           2000           1999
----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net........     $ 13,567,885   $ 14,157,266   $  8,027,422   $  8,308,636
Realized gain (loss) on
  investments and foreign currency
  transactions -- net...........       (3,283,679)    (2,464,712)    (3,756,433)    (1,980,786)
Change in unrealized
  appreciation/depreciation on
  investments -- net............       12,954,792    (14,711,214)     6,345,217     (9,475,140)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net...........               --             --             --             --
                                     ------------   ------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations....................       23,238,998     (3,018,660)    10,616,206     (3,147,290)
                                     ------------   ------------   ------------   ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net........      (12,510,938)   (15,428,265)    (7,409,779)    (8,999,286)
In excess of investment income --
  net...........................               --             --             --             --
Realized gain on investments --
  net...........................               --             --             --             --
In excess of realized gain on
  investments -- net............               --             --             --             --
                                     ------------   ------------   ------------   ------------
Net decrease in net assets
  resulting from dividends and
  distributions to shareholders...    (12,510,938)   (15,428,265)    (7,409,779)    (8,999,286)
                                     ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions............      (11,022,175)    (6,172,166)    (5,125,462)       424,534
                                     ------------   ------------   ------------   ------------
NET ASSETS:
Total increase (decrease) in net
  assets........................         (294,115)   (24,619,091)    (1,919,035)   (11,722,042)
Beginning of year...............      215,963,530    240,582,621    120,007,053    131,729,095
                                     ------------   ------------   ------------   ------------
End of year*....................     $215,669,415   $215,963,530   $118,088,018   $120,007,053
                                     ============   ============   ============   ============
*Undistributed (accumulated
  distributions in
  excess of) investment income --
  net...........................     $  1,056,957   $         10   $    617,650   $          7
                                     ============   ============   ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                   MONEY RESERVE PORTFOLIO       MULTIPLE STRATEGY PORTFOLIO     NATURAL RESOURCES PORTFOLIO
                                 ---------------------------   -------------------------------   ---------------------------
                                     FOR THE YEAR ENDED              FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                        DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                                 ---------------------------   -------------------------------   ---------------------------
                                     2000           1999            2000             1999            2000           1999
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $ 32,055,336   $ 27,817,974   $   32,965,748   $   26,886,864   $   162,775    $   184,527
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................          5,201         28,040      137,074,708      114,596,444       739,130     (1,094,174)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........        447,417       (308,406)    (233,100,236)     109,095,917     4,181,451      3,739,831
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --             --           95,999         (103,146)            2           (199)
                                 ------------   ------------   --------------   --------------   -----------    -----------
Net increase (decrease) in net
  assets resulting from
  operations..................     32,507,954     27,537,608      (62,963,781)     250,476,079     5,083,358      2,829,985
                                 ------------   ------------   --------------   --------------   -----------    -----------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net......    (32,055,336)   (27,817,974)     (31,304,634)     (51,122,589)     (161,509)      (436,658)
In excess of investment
  income -- net...............             --             --      (12,181,704)      (4,567,812)           --             --
Realized gain on
  investments -- net..........         (5,201)       (28,040)    (149,895,826)    (186,735,970)           --             --
In excess of realized gain on
  investments -- net..........             --             --      (17,464,435)              --            --             --
                                 ------------   ------------   --------------   --------------   -----------    -----------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................    (32,060,537)   (27,846,014)    (210,846,599)    (242,426,371)     (161,509)      (436,658)
                                 ------------   ------------   --------------   --------------   -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions..........    (63,734,984)   (11,130,535)      78,414,796       93,716,028     2,841,332     (1,393,446)
                                 ------------   ------------   --------------   --------------   -----------    -----------
NET ASSETS:
Total increase (decrease) in
  net assets..................    (63,287,567)   (11,438,941)    (195,395,584)     101,765,736     7,763,181        999,881
Beginning of year.............    567,363,487    578,802,428    1,442,018,428    1,340,252,692    12,764,210     11,764,329
                                 ------------   ------------   --------------   --------------   -----------    -----------
End of year*..................   $504,075,920   $567,363,487   $1,246,622,844   $1,442,018,428   $20,527,391    $12,764,210
                                 ============   ============   ==============   ==============   ===========    ===========
*Undistributed (accumulated
  distributions in
  excess of) investment
  income -- net...............             --             --   $   (4,298,566)  $   (1,661,114)  $      (307)            --
                                 ============   ============   ==============   ==============   ===========    ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                           BALANCED PORTFOLIO
                                          ----------------------------------------------------
                                                    FOR THE YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:    2000+      1999+       1998       1997       1996
----------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...     $  14.76   $  16.18   $  15.78   $  15.36   $  14.86
                                          --------   --------   --------   --------   --------
Investment income -- net..........             .39        .45        .42        .51        .54
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net.............            (.55)       .79       1.52       1.76        .83
                                          --------   --------   --------   --------   --------
Total from investment operations...           (.16)      1.24       1.94       2.27       1.37
                                          --------   --------   --------   --------   --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net..........            (.42)      (.90)      (.51)      (.27)      (.57)
In excess of investment income --
  net.............................              --++       --++       --         --         --
Realized gain on investments -- net...        (.91)     (1.76)     (1.03)     (1.58)      (.30)
In excess of realized gain on
  investments -- net..............            (.37)        --         --         --         --
Return of capital.................              --++       --         --         --         --
                                          --------   --------   --------   --------   --------
Total dividends and distributions...         (1.70)     (2.66)     (1.54)     (1.85)      (.87)
                                          --------   --------   --------   --------   --------
Net asset value, end of year......        $  12.90   $  14.76   $  16.18   $  15.78   $  15.36
                                          ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...       (1.11%)     8.55%     13.45%     16.93%      9.76%
                                          ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................            .40%       .38%       .38%       .39%       .39%
                                          ========   ========   ========   ========   ========
Investment income -- net..........           2.64%      3.01%      2.73%      3.40%      3.63%
                                          ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)......................        $104,004   $119,351   $119,074   $108,324   $ 98,853
                                          ========   ========   ========   ========   ========
Portfolio turnover................          88.42%    117.05%    106.73%    143.20%    234.79%
                                          ========   ========   ========   ========   ========

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
 ++  Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               CAPITAL STOCK PORTFOLIO+
                                 ----------------------------------------------------
                                           FOR THE YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------------
                                   2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................   $  29.43   $  27.03   $  26.79   $  23.25   $  23.88
                                 --------   --------   --------   --------   --------
Investment income -- net......        .36        .18        .26        .33        .46
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........      (3.17)      7.56       3.39       4.57       2.86
                                 --------   --------   --------   --------   --------
Total from investment
  operations..................      (2.81)      7.74       3.65       4.90       3.32
                                 --------   --------   --------   --------   --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......       (.38)      (.41)      (.50)      (.22)      (.47)
In excess of investment
  income -- net...............       (.11)      (.02)        --         --         --
Realized gain on
  investments -- net..........      (5.65)     (4.91)     (2.91)     (1.14)     (3.48)
In excess of realized gain on
  investments -- net..........      (1.14)        --         --         --         --
Return of capital.............         --         --         --         --         --
                                 --------   --------   --------   --------   --------
Total dividends and
  distributions...............      (7.28)     (5.34)     (3.41)     (1.36)     (3.95)
                                 --------   --------   --------   --------   --------
Net asset value, end of
  year........................   $  19.34   $  29.43   $  27.03   $  26.79   $  23.25
                                 ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................     (9.87%)    31.63%     15.56%     22.47%     16.54%
                                 ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................       .39%       .37%       .38%       .41%       .40%
                                 ========   ========   ========   ========   ========
Investment income -- net......      1.26%       .68%      1.03%      1.38%      2.11%
                                 ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................   $356,539   $430,380   $356,597   $335,802   $289,696
                                 ========   ========   ========   ========   ========
Portfolio turnover............    103.85%     81.60%    110.95%     90.19%     74.30%
                                 ========   ========   ========   ========   ========

                                             GLOBAL STRATEGY PORTFOLIO+
                                ----------------------------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------
                                  2000       1999       1998       1997       1996
                                ----------------------------------------------------
------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $  17.17   $  16.00   $  17.44   $  16.80   $  15.25
                                --------   --------   --------   --------   --------
Investment income -- net......       .38        .30        .43        .47        .47
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........     (1.99)      3.02        .97       1.35       1.56
                                --------   --------   --------   --------   --------
Total from investment
  operations..................     (1.61)      3.32       1.40       1.82       2.03
                                --------   --------   --------   --------   --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......      (.40)      (.32)      (.70)      (.55)      (.39)
In excess of investment
  income -- net...............      (.01)      (.21)        --         --         --
Realized gain on
  investments -- net..........     (1.23)     (1.62)     (2.14)      (.63)      (.09)
In excess of realized gain on
  investments -- net..........      (.59)        --         --         --         --
Return of capital.............        --         --         --         --         --
                                --------   --------   --------   --------   --------
Total dividends and
  distributions...............     (2.23)     (2.15)     (2.84)     (1.18)      (.48)
                                --------   --------   --------   --------   --------
Net asset value, end of
  year........................  $  13.33   $  17.17   $  16.00   $  17.44   $  16.80
                                ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................    (9.42%)    21.36%      9.49%     11.72%     13.78%
                                ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .46%       .42%       .41%       .45%       .42%
                                ========   ========   ========   ========   ========
Investment income -- net......     2.31%      1.84%      2.75%      2.69%      3.02%
                                ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $200,858   $241,699   $231,144   $248,505   $232,530
                                ========   ========   ========   ========   ========
Portfolio turnover............   121.89%    106.83%    124.92%    108.04%    160.89%
                                ========   ========   ========   ========   ========

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
 ++  Amount is less than $.01 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                         GROWTH STOCK PORTFOLIO
                                          ----------------------------------------------------
                                                    FOR THE YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:     2000       1999       1998       1997       1996
----------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...     $  38.03   $  36.70   $  32.82   $  27.79   $  24.06
                                          --------   --------   --------   --------   --------
Investment income -- net..........             .19        .31        .19        .24        .32
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net.............           (2.49)     12.06      10.00       8.01       4.24
                                          --------   --------   --------   --------   --------
Total from investment operations...          (2.30)     12.37      10.19       8.25       4.56
                                          --------   --------   --------   --------   --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net..........            (.19)      (.49)      (.24)      (.18)      (.24)
In excess of investment income --
  net.............................              --         --         --         --         --
Realized gain on investments -- net...       (8.46)    (10.55)     (6.07)     (3.04)      (.59)
In excess of realized gain on
  investments -- net..............            (.05)        --         --         --         --
                                          --------   --------   --------   --------   --------
Total dividends and distributions...         (8.70)    (11.04)     (6.31)     (3.22)      (.83)
                                          --------   --------   --------   --------   --------
Net asset value, end of year......        $  27.03   $  38.03   $  36.70   $  32.82   $  27.79
                                          ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...       (6.38%)    38.99%     38.18%     33.75%     19.57%
                                          ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................            .38%       .37%       .37%       .37%       .38%
                                          ========   ========   ========   ========   ========
Investment income -- net..........            .48%       .86%       .61%       .86%      1.25%
                                          ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)......................        $582,265   $623,403   $456,228   $333,023   $240,666
                                          ========   ========   ========   ========   ========
Portfolio turnover................         105.19%     90.44%     60.69%     84.90%     78.04%
                                          ========   ========   ========   ========   ========

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               HIGH YIELD PORTFOLIO+
                                 --------------------------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                                 --------------------------------------------------
                                  2000      1999       1998       1997       1996
-----------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................   $  7.45   $  7.90   $   9.19   $   9.15   $   8.99
                                 -------   -------   --------   --------   --------
Investment income -- net......       .74       .77        .85        .90        .89
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........     (1.10)     (.35)     (1.29)       .04        .16
                                 -------   -------   --------   --------   --------
Total from investment
  operations..................      (.36)      .42       (.44)       .94       1.05
                                 -------   -------   --------   --------   --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......      (.69)     (.85)      (.85)      (.90)      (.89)
In excess of investment
  income -- net...............        --      (.02)        --         --         --
Realized gain on
  investments -- net..........        --        --         --         --         --
In excess of realized gain on
  investments -- net..........        --        --         --         --         --
                                 -------   -------   --------   --------   --------
Total dividends and
  distributions...............      (.69)     (.87)      (.85)      (.90)      (.89)
                                 -------   -------   --------   --------   --------
Net asset value, end of
  year........................   $  6.40   $  7.45   $   7.90   $   9.19   $   9.15
                                 =======   =======   ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................    (5.14%)    5.85%     (5.19%)    10.74%     12.32%
                                 =======   =======   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .42%      .39%       .39%       .39%       .39%
                                 =======   =======   ========   ========   ========
Investment income -- net......    10.44%     9.98%      9.86%      9.67%      9.77%
                                 =======   =======   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................   $89,488   $99,217   $116,610   $143,764   $123,643
                                 =======   =======   ========   ========   ========
Portfolio turnover............    57.39%    57.86%     47.69%     60.94%     50.48%
                                 =======   =======   ========   ========   ========

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                   INTERMEDIATE GOVERNMENT PORTFOLIO+
                                          ----------------------------------------------------
                                                    FOR THE YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:     2000       1999       1998       1997       1996
----------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...     $  10.45   $  11.32   $  11.08   $  10.93   $  11.41
                                          --------   --------   --------   --------   --------
Investment income -- net..........             .68        .67        .71        .73        .76
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net.............             .49       (.81)       .25        .15       (.49)
                                          --------   --------   --------   --------   --------
Total from investment operations...           1.17       (.14)       .96        .88        .27
                                          --------   --------   --------   --------   --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net..........            (.63)      (.73)      (.72)      (.73)      (.75)
Realized gain on investments -- net...          --         --         --         --         --
                                          --------   --------   --------   --------   --------
Total dividends and distributions...          (.63)      (.73)      (.72)      (.73)      (.75)
                                          --------   --------   --------   --------   --------
Net asset value, end of year......        $  10.99   $  10.45   $  11.32   $  11.08   $  10.93
                                          ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...       11.64%     (1.25%)     8.94%      8.42%      2.61%
                                          ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................            .39%       .38%       .37%       .37%       .38%
                                          ========   ========   ========   ========   ========
Investment income -- net..........           6.47%      6.15%      6.44%      6.74%      6.85%
                                          ========   ========   ========   ========   ========
Investment income -- net, and realized
  gain on investments -- net......              --         --         --         --         --
                                          ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)......................        $215,669   $215,964   $240,583   $222,212   $221,863
                                          ========   ========   ========   ========   ========
Portfolio turnover................         105.38%    206.20%     65.67%     41.23%     29.35%
                                          ========   ========   ========   ========   ========

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
 ++  Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         LONG TERM CORPORATE BOND PORTFOLIO+
                                 ----------------------------------------------------
                                           FOR THE YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------------
                                   2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................   $  10.83   $  11.91   $  11.72   $  11.53   $  12.02
                                 --------   --------   --------   --------   --------
Investment income -- net......        .75        .74        .75        .79        .80
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........        .24      (1.02)       .21        .18       (.50)
                                 --------   --------   --------   --------   --------
Total from investment
  operations..................        .99       (.28)       .96        .97        .30
                                 --------   --------   --------   --------   --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......       (.69)      (.80)      (.77)      (.78)      (.79)
Realized gain on
  investments -- net..........         --         --         --         --         --
                                 --------   --------   --------   --------   --------
Total dividends and
  distributions...............       (.69)      (.80)      (.77)      (.78)      (.79)
                                 --------   --------   --------   --------   --------
Net asset value, end of
  year........................   $  11.13   $  10.83   $  11.91   $  11.72   $  11.53
                                 ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................      9.57%     (2.35%)     8.45%      8.80%      2.77%
                                 ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................       .41%       .39%       .38%       .38%       .39%
                                 ========   ========   ========   ========   ========
Investment income -- net......      6.94%      6.54%      6.39%      6.87%      6.90%
                                 ========   ========   ========   ========   ========
Investment income -- net, and
  realized gain on
  investments -- net..........         --         --         --         --         --
                                 ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................   $118,088   $120,007   $131,729   $124,746   $117,988
                                 ========   ========   ========   ========   ========
Portfolio turnover............    109.60%    110.90%    106.93%    107.02%     92.45%
                                 ========   ========   ========   ========   ========

                                              MONEY RESERVE PORTFOLIO
                                ----------------------------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------
                                  2000       1999       1998       1997       1996
                                ----------------------------------------------------
------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                --------   --------   --------   --------   --------
Investment income -- net......       .06        .05        .05        .05        .05
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........        --++       --++       --++       --++       --++
                                --------   --------   --------   --------   --------
Total from investment
  operations..................       .06        .05        .05        .05        .05
                                --------   --------   --------   --------   --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......      (.06)      (.05)      (.05)      (.05)      (.05)
Realized gain on
  investments -- net..........        --++       --++       --++       --++       --++
                                --------   --------   --------   --------   --------
Total dividends and
  distributions...............      (.06)      (.05)      (.05)      (.05)      (.05)
                                --------   --------   --------   --------   --------
Net asset value, end of
  year........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................     6.19%      5.01%      5.42%      5.43%      5.33%
                                ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .37%       .37%       .36%       .36%       .36%
                                ========   ========   ========   ========   ========
Investment income -- net......        --         --         --         --         --
                                ========   ========   ========   ========   ========
Investment income -- net, and
  realized gain on
  investments -- net..........     6.11%      4.91%      5.26%      5.30%      5.16%
                                ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $504,076   $567,363   $578,802   $525,717   $557,690
                                ========   ========   ========   ========   ========
Portfolio turnover............        --         --         --         --         --
                                ========   ========   ========   ========   ========

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
 ++  Amount is less than $.01 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Concluded)
--------------------------------------------------------------------------------

                                                           MULTIPLE STRATEGY PORTFOLIO+
                                          --------------------------------------------------------------
                                                         FOR THE YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      2000         1999         1998         1997         1996
--------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...     $    18.19   $    18.17   $    18.97   $    17.13   $    17.24
                                          ----------   ----------   ----------   ----------   ----------
Investment income -- net..........               .43          .35          .43          .47          .53
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net.............             (1.31)        2.99         1.35         2.57         1.63
                                          ----------   ----------   ----------   ----------   ----------
Total from investment operations...             (.88)        3.34         1.78         3.04         2.16
                                          ----------   ----------   ----------   ----------   ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net..........              (.43)        (.70)        (.57)        (.29)        (.60)
In excess of investment income --
  net.............................              (.16)        (.06)          --           --           --
Realized gain on investments -- net...         (2.04)       (2.56)       (2.01)        (.91)       (1.67)
In excess of realized gain on
  investments -- net..............              (.24)          --           --           --           --
                                          ----------   ----------   ----------   ----------   ----------
Total dividends and distributions...           (2.87)       (3.32)       (2.58)       (1.20)       (2.27)
                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of year......        $    14.44   $    18.19   $    18.17   $    18.97   $    17.13
                                          ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...         (4.92%)      20.21%       10.83%       19.17%       14.32%
                                          ==========   ==========   ==========   ==========   ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement....              .38%         .39%         .38%         .39%         .39%
                                          ==========   ==========   ==========   ==========   ==========
Expenses..........................              .38%         .39%         .38%         .39%         .39%
                                          ==========   ==========   ==========   ==========   ==========
Investment income -- net..........             2.39%        2.00%        2.45%        2.65%        3.26%
                                          ==========   ==========   ==========   ==========   ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)......................        $1,246,623   $1,442,018   $1,340,253   $1,329,531   $1,211,185
                                          ==========   ==========   ==========   ==========   ==========
Portfolio turnover................           103.15%      106.04%      110.08%      108.41%      143.82%
                                          ==========   ==========   ==========   ==========   ==========

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           NATURAL RESOURCES PORTFOLIO+
                                 -------------------------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                                 -------------------------------------------------
                                  2000      1999       1998       1997      1996
----------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................   $  8.30   $  6.86   $   8.12   $   9.19   $  8.17
                                 -------   -------   --------   --------   -------
Investment income -- net......       .10       .11        .15        .14       .16
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........      3.25      1.60      (1.23)     (1.14)     1.03
                                 -------   -------   --------   --------   -------
Total from investment
  operations..................      3.35      1.71      (1.08)     (1.00)     1.19
                                 -------   -------   --------   --------   -------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......      (.09)     (.27)      (.18)      (.07)     (.17)
In excess of investment
  income -- net...............        --        --         --         --        --
Realized gain on
  investments -- net..........        --        --         --         --        --
In excess of realized gain on
  investments -- net..........        --        --         --         --        --
                                 -------   -------   --------   --------   -------
Total dividends and
  distributions...............      (.09)     (.27)      (.18)      (.07)     (.17)
                                 -------   -------   --------   --------   -------
Net asset value, end of
  year........................   $ 11.56   $  8.30   $   6.86   $   8.12   $  9.19
                                 =======   =======   ========   ========   =======
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................    40.43%    25.50%    (13.57%)   (10.97%)   14.72%
                                 =======   =======   ========   ========   =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............      .50%      .50%       .50%       .50%      .50%
                                 =======   =======   ========   ========   =======
Expenses......................      .58%      .59%       .63%       .59%      .57%
                                 =======   =======   ========   ========   =======
Investment income -- net......     1.05%     1.40%      1.94%      1.65%     1.79%
                                 =======   =======   ========   ========   =======
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................   $20,527   $12,764   $ 11,764   $ 17,352   $25,029
                                 =======   =======   ========   ========   =======
Portfolio turnover............    44.87%    73.71%     29.62%     24.10%    31.29%
                                 =======   =======   ========   ========   =======

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") and Monarch Life Insurance Company (an insurance company not affiliated with ML & Co.)) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Money Reserve and Multiple Strategy Portfolios:
Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Multiple Strategy and Natural Resources Portfolios: Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) REPURCHASE AGREEMENTS -- The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in the following adjustments, based on securities held as of December 31, 2000:

                                                     INCREASE       INCREASE (DECREASE)
                                                    (DECREASE)         TO UNREALIZED
PORTFOLIO                                             TO COST    APPRECIATION/DEPRECIATION
------------------------------------------------------------------------------------------

Balanced..........................................  $ 42,995            $   (42,995)

Global Strategy...................................  $(101,864  )        $   101,864

High Yield........................................  $ 29,917            $   (29,917)

Intermediate Government Bond......................  $(2,099,500)        $ 2,099,500

Long Term Corporate Bond..........................  $(822,770  )        $   822,770

Multiple Strategy.................................  $1,226,855          $(1,226,855)
------------------------------------------------------------------------------------------

(e) PREPAID REGISTRATION FEES -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FOREIGN CURRENCY OPTIONS AND FUTURES -- Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- Capital Stock, Global Strategy, Multiple Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

- OPTIONS -- Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FINANCIAL FUTURES CONTRACTS -- Multiple Strategy and Natural Resources Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract . Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(h) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for foreign currency transactions. A portion of the net investment income dividends and net realized capital gains paid by the Balanced Portfolio for the year ended December 31, 2000 are characterized as a return of capital.

(i) CUSTODIAN BANK -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(j) SECURITY LOANS -- The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(k) RECLASSIFICATION -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the ten combined Portfolios' net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next
$100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the year ended December 31, 2000, the Natural Resources Portfolio was reimbursed in the amount of $12,745.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $14,466 in the Balanced Portfolio, $93,861 in the Capital Stock Portfolio, $81,432 in the Global Strategy Portfolio, $144,707 in the Growth Stock Portfolio, $1,250 in the High Yield Portfolio, $331,241 in the Multiple Strategy Portfolio, and $4,255 in the Natural Resources Portfolio for the year ended December 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended December 31, 2000, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Portfolio $737; Global Strategy $508; High Yield Portfolio $1,353; Intermediate Government Bond Portfolio $1,712; Long Term Corporate Bond Portfolio $7,241; and Multiple Strategy Portfolio $742 for security price quotations to compute the net asset value of the Portfolios.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were as follows:

                                                                                                INTERMEDIATE   LONG TERM
                                           CAPITAL        GLOBAL        GROWTH                   GOVERNMENT    CORPORATE
                             BALANCED       STOCK        STRATEGY       STOCK      HIGH YIELD       BOND          BOND
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
Total Purchases..........  $ 92,655,229  $391,447,598  $258,280,555  $653,717,233  $49,800,316  $214,556,461  $121,619,987
                           ============  ============  ============  ============  ===========  ============  ============
Total Sales..............  $101,831,840  $451,345,994  $272,405,428  $702,232,584  $49,588,965  $228,764,085  $128,819,711
                           ============  ============  ============  ============  ===========  ============  ============


                              MULTIPLE        NATURAL
                              STRATEGY       RESOURCES
                             PORTFOLIO       PORTFOLIO
                           ------------------------------
-------------------------
Total Purchases..........  $1,322,991,861    $7,694,598
                           ==============    ==========
Total Sales..............  $1,469,615,673    $6,337,505
                           ==============    ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

As of December 31, 2000, unrealized appreciation/depreciation for Federal income tax purposes were as follows:


                                                CAPITAL        GLOBAL        GROWTH         HIGH
                                  BALANCED       STOCK        STRATEGY       STOCK         YIELD
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------
Appreciated securities........  $ 9,141,568   $ 43,157,726  $ 19,815,227  $ 79,955,483  $    611,008
Depreciated securities........   (5,088,814)   (32,247,637)  (19,449,667)  (59,457,758)  (26,194,877)
                                -----------   ------------  ------------  ------------  ------------
Net unrealized appreciation
  (depreciation)..............  $ 4,052,754   $ 10,910,089  $    365,560  $ 20,497,725  $(25,583,869)
                                ===========   ============  ============  ============  ============
Cost for Federal income tax
  purposes....................  $99,686,631   $344,275,711  $199,604,259  $543,530,618  $113,325,959
                                ===========   ============  ============  ============  ============
Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains (losses)
as of December 31, 2000 were as follows:

                                                                                       GLOBAL STRATEGY
                                  BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                -----------------------  ------------------------  ------------------------
                                                          REALIZED                  REALIZED
                                 REALIZED   UNREALIZED      GAINS     UNREALIZED      GAINS     UNREALIZED
                                  GAINS        GAINS      (LOSSES)       GAINS      (LOSSES)       GAINS
-----------------------------------------------------------------------------------------------------------
Long-term securities..........  $5,926,327  $5,288,687   $68,506,742  $17,709,715  $16,474,626  $3,035,889
Short-term securities.........         469          --            --           --           --          --
Forward foreign exchange
  contracts...................          --          --     1,210,701       20,282    3,075,545     590,265
Foreign currency
  transactions................          --          --       (20,238)         338   (4,866,505)     10,377
                                ----------  ----------   -----------  -----------  -----------  ----------
Total.........................  $5,926,796  $5,288,687   $69,697,205  $17,730,335  $14,683,666  $3,636,531
                                ==========  ==========   ===========  ===========  ===========  ==========


                                  GROWTH STOCK PORTFOLIO
                                --------------------------    HIGH YIELD PORTFOLIO
                                  REALIZED     UNREALIZED   -------------------------
                                   GAINS         GAINS       REALIZED     UNREALIZED
                                  (LOSSES)      (LOSSES)      LOSSES        LOSSES
                                -----------------------------------------------------
------------------------------
Long-term securities..........  $129,264,846  $20,497,725   $(6,094,763) $(25,426,848)
Short-term securities.........         1,281           --          (407)           --
Forward foreign exchange
  contracts...................            --           --            --            --
Foreign currency
  transactions................       (40,961)        (427)           --            --
                                ------------  -----------   -----------  ------------
Total.........................  $129,225,166  $20,497,298   $(6,095,170) $(25,426,848)
                                ============  ===========   ===========  ============

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:


                                                                                        GLOBAL STRATEGY
                                   BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                             DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 2000                 SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................     350,130  $  5,270,613     602,318  $ 17,686,955     609,216  $10,288,816
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     941,786    12,268,391   5,017,930   100,282,979   2,164,954   29,258,655
                                ----------  ------------  ----------  ------------  ----------  -----------
Total issued..................   1,291,916    17,539,004   5,620,248   117,969,934   2,774,170   39,547,471
Shares redeemed...............  (1,320,401)  (19,646,491) (1,811,650)  (53,184,460) (1,777,779) (29,526,794)
                                ----------  ------------  ----------  ------------  ----------  -----------
Net increase (decrease).......     (28,485) $ (2,107,487)  3,808,598  $ 64,785,474     996,391  $10,020,677
                                ==========  ============  ==========  ============  ==========  ===========


                                 GROWTH STOCK PORTFOLIO
                                -------------------------
FOR THE YEAR ENDED                              DOLLAR
DECEMBER 31, 2000                 SHARES        AMOUNT
                                -------------------------
------------------------------
Shares sold...................    2,030,189  $ 80,553,810
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........    5,199,440   145,026,560
                                -----------  ------------
Total issued..................    7,229,629   225,580,370
Shares redeemed...............   (2,079,669)  (80,548,133)
                                -----------  ------------
Net increase (decrease).......    5,149,960  $145,032,237
                                ===========  ============

                                                                                        GLOBAL STRATEGY
                                   BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                             DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1999                 SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................     612,976  $  9,171,521     750,073  $ 20,134,480     838,946  $ 13,766,098
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   1,348,135    19,759,298   2,636,950    70,781,229   1,676,134    27,949,955
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   1,961,111    28,930,819   3,387,023    90,915,709   2,515,080    41,716,053
Shares redeemed...............  (1,233,661)  (18,635,775) (1,953,568)  (52,225,823) (2,884,877)  (46,825,738)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......     727,450  $ 10,295,044   1,433,455  $ 38,689,886    (369,797) $ (5,109,685)
                                ==========  ============  ==========  ============  ==========  ============


                                 GROWTH STOCK PORTFOLIO
                                ------------------------
FOR THE YEAR ENDED                             DOLLAR
DECEMBER 31, 1999                 SHARES       AMOUNT
                                ------------------------
------------------------------
Shares sold...................   1,987,875  $ 71,412,836
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   4,209,592   147,745,182
                                ----------  ------------
Total issued..................   6,197,467   219,158,018
Shares redeemed...............  (2,235,580)  (79,121,031)
                                ----------  ------------
Net increase (decrease).......   3,961,887  $140,036,987
                                ==========  ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

                                INTERMEDIATE   LONG TERM
                                 GOVERNMENT    CORPORATE       MONEY         MULTIPLE       NATURAL
                                    BOND          BOND        RESERVE        STRATEGY      RESOURCES
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------
Appreciated securities........  $  5,552,302  $  2,767,618  $    154,627  $  117,284,154  $ 5,488,011
Depreciated securities........    (1,646,290)   (2,542,373)      (79,424)    (80,765,842)    (345,745)
                                ------------  ------------  ------------  --------------  -----------
Net unrealized appreciation
  (depreciation)..............  $  3,906,012  $    225,245  $     75,203  $   36,518,312  $ 5,142,266
                                ============  ============  ============  ==============  ===========
Cost for Federal income tax
  purposes....................  $209,462,254  $115,288,245  $499,068,062  $1,202,575,388  $16,173,636
                                ============  ============  ============  ==============  ===========
Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:

                                                            LONG TERM CORPORATE
                                INTERMEDIATE GOVERNMENT        BOND PORTFOLIO       MONEY RESERVE PORTFOLIO
                                     BOND PORTFOLIO       ------------------------  -----------------------
                                ------------------------
                                 REALIZED    UNREALIZED    REALIZED    UNREALIZED   REALIZED   UNREALIZED
                                  LOSSES        GAINS       LOSSES        GAINS      GAINS        GAINS
-----------------------------------------------------------------------------------------------------------
Long-term securities..........  $(3,283,679) $ 3,906,012  $(3,756,433)  $240,584         --             --
Short-term securities.........           --           --           --         --     $5,201   $     75,295
Forward foreign exchange
  contracts...................           --           --           --         --         --             --
Foreign currency
  transactions................           --           --           --         --         --             --
                                -----------  -----------  -----------   --------     ------   ------------
Total.........................  $(3,283,679) $ 3,906,012  $(3,756,433)  $240,584     $5,201   $     75,295
                                ===========  ===========  ===========   ========     ======   ============

                                                               NATURAL RESOURCES
                                MULTIPLE STRATEGY PORTFOLIO        PORTFOLIO
                                ---------------------------  ----------------------
                                  REALIZED                    REALIZED
                                    GAINS       UNREALIZED     GAINS     UNREALIZED
                                  (LOSSES)        GAINS       (LOSSES)     GAINS
                                ---------------------------------------------------
------------------------------
Long-term securities..........  $131,247,038   $49,933,216   $  740,071  $5,149,350
Short-term securities.........       (11,381)           --          (10)         --
Forward foreign exchange
  contracts...................     6,850,545        38,850           --          --
Foreign currency
  transactions................    (1,011,494)       44,500         (931)         13
                                ------------   -----------   ----------  ----------
Total.........................  $137,074,708   $50,016,566   $  739,130  $5,149,363
                                ============   ===========   ==========  ==========

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:


                                                                 INTERMEDIATE
                                                               GOVERNMENT BOND         LONG TERM CORPORATE
                                  HIGH YIELD PORTFOLIO            PORTFOLIO               BOND PORTFOLIO
                                -------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                              DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 2000                 SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold...................    8,034,184  $ 55,761,170   1,056,869  $ 11,243,419     624,531  $  6,777,625
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........    1,287,562     8,990,381   1,184,512    12,510,938     688,416     7,409,779
                                -----------  ------------  ----------  ------------  ----------  ------------
Total issued..................    9,321,746    64,751,551   2,241,381    23,754,357   1,312,947    14,187,404
Shares redeemed...............   (8,659,133)  (61,691,964) (3,294,619)  (34,776,532) (1,788,566)  (19,312,866)
                                -----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......      662,613  $  3,059,587  (1,053,238) $(11,022,175)   (475,619) $ (5,125,462)
                                ===========  ============  ==========  ============  ==========  ============


                                                                  MULTIPLE STRATEGY         NATURAL RESOURCES
                                  MONEY RESERVE PORTFOLIO             PORTFOLIO                 PORTFOLIO
                                ----------------------------  -------------------------  ------------------------
FOR THE YEAR ENDED                                DOLLAR                     DOLLAR                     DOLLAR
DECEMBER 31, 2000                  SHARES         AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                ---------------------------------------------------------------------------------
------------------------------
Shares sold...................   196,846,816   $ 196,846,816     446,410  $   8,000,133   2,074,846  $ 21,211,719
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........    32,060,537      32,060,537  14,333,099    210,846,599      14,069       161,509
                                ------------   -------------  ----------  -------------  ----------  ------------
Total issued..................   228,907,353     228,907,353  14,779,509    218,846,732   2,088,915    21,373,228
Shares redeemed...............  (292,642,337)   (292,642,337) (7,746,701)  (140,431,936) (1,851,714)  (18,531,896)
                                ------------   -------------  ----------  -------------  ----------  ------------
Net increase (decrease).......   (63,734,984)  $ (63,734,984)  7,032,808  $  78,414,796     237,201  $  2,841,332
                                ============   =============  ==========  =============  ==========  ============

                                                                  INTERMEDIATE
                                                                GOVERNMENT BOND         LONG TERM CORPORATE
                                   HIGH YIELD PORTFOLIO            PORTFOLIO               BOND PORTFOLIO
                                --------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                               DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1999                  SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold...................     9,447,464  $ 72,457,978   1,587,860  $ 17,371,016     899,017  $ 10,295,844
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     1,640,184    12,549,306   1,429,234    15,428,265     800,850     8,999,286
                                ------------  ------------  ----------  ------------  ----------  ------------
Total issued..................    11,087,648    85,007,284   3,017,094    32,799,281   1,699,867    19,295,130
Shares redeemed...............   (12,540,850)  (96,638,045) (3,603,546)  (38,971,447) (1,676,060)  (18,870,596)
                                ------------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......    (1,453,202) $(11,630,761)   (586,452) $ (6,172,166)     23,807  $    424,534
                                ============  ============  ==========  ============  ==========  ============


                                                                 MULTIPLE STRATEGY         NATURAL RESOURCES
                                  MONEY RESERVE PORTFOLIO            PORTFOLIO                 PORTFOLIO
                                ---------------------------  -------------------------  ------------------------
FOR THE YEAR ENDED                                 DOLLAR                     DOLLAR                     DOLLAR
DECEMBER 31, 2000                    SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                --------------------------------------------------------------------------------
------------------------------
Shares sold...................   247,045,323  $ 247,045,323     480,406  $   8,506,913   1,537,019  $12,218,004
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........    27,846,014     27,846,014  13,983,607    242,426,372      60,003      436,658
                                ------------  -------------  ----------  -------------  ----------  -----------
Total issued..................   274,891,337    274,891,337  14,464,013    250,933,285   1,597,022   12,654,662
Shares redeemed...............  (286,021,872)  (286,021,872) (8,956,036)  (157,217,257) (1,774,350) (14,048,108)
                                ------------  -------------  ----------  -------------  ----------  -----------
Net increase (decrease).......   (11,130,535) $ (11,130,535)  5,507,977  $  93,716,028    (177,328) $(1,393,446)
                                ============  =============  ==========  =============  ==========  ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund (excluding the Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. CAPITAL LOSS CARRYFORWARDS:

At December 31, 2000, the Fund had capital loss carryforwards of approximately $11,492,000 in the High Yield Portfolio, of which $231,000 expires in 2005, $3,240,000 expires in 2006, $1,824,000 expires in 2007 and $6,197,000 expires in
2008; $11,418,000 in the Intermediate Government Bond Portfolio, of which $2,768,000 expires in 2002, $1,088,000 expires in 2003, $1,822,000 expires in
2004, $2,464,000 expires in 2007 and $3,276,000 expires in 2008; $5,491,000 in the Long Term Corporate Bond Portfolio, $252,000 expires in 2002, $1,254,000 expires in 2007 and $3,985,000 expires in 2008; $2,197,000 in the Natural Resources Portfolio, of which $883,000 expires in 2006 and $1,314,000 expires in 2007. These amounts will be available to offset like amounts of any future taxable capital gains.

7. COMMITMENTS:

At December 31, 2000, the Capital Stock Portfolio, Global Strategy Portfolio and Multiple Strategy Portfolio entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which they agreed to purchase various foreign currencies with values of approximately $695,000, $212,150 and $2,015,000, respectively; the Capital Stock Portfolio, Global Strategy Portfolio, Growth Stock Portfolio and Multiple Strategy Portfolio have entered into foreign exchange contracts under which they agreed to sell various foreign currencies with values of approximately $560,000, $14,000, $1,602,000 and $1,470,000, respectively.

8. SECURITY LOANS:

At December 31, 2000, the Capital Stock, Global Strategy, Intermediate Government Bond, Long-Term Corporate Bond and Multiple Strategy Portfolios held collateral having an aggregate value of approximately $623,000, $2,478,000, $3,122,000, $4,922,000 and $5,855,000, respectively, as collateral for portfolio securities loaned having market values of approximately $554,000, $2,164,000, $2,934,000, $4,678,000 and $5,065,000, respectively.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Concluded)
--------------------------------------------------------------------------------

9. REORGANIZATION PLAN:

On February 16, 2001, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Multiple Strategy Portfolio would acquire substantially all of the assets and liabilities of the Balanced Portfolio in exchange for newly issued shares of the Multiple Strategy Portfolio. Both Portfolios are registered, open-end management investment companies that have a similar investment objective and are managed by MLIM.

10. SUBSEQUENT EVENTS:

On January 2, 2001, the Board of Directors declared dividends per share payable on January 2, 2001 to shareholders of record as of January 2, 2001. In addition, on February 1, 2001, the Board of Directors declared dividends per share payable on February 1, 2001 to shareholders of record as of February 1, 2001 as follows:

                                                    ORDINARY
PORTFOLIO--AS OF JANUARY 2, 2001                     INCOME
-------------------------------------------------------------
High Yield........................................  $ .067326
Intermediate Government Bond......................    .053870
Long Term Corporate Bond..........................    .058219
-------------------------------------------------------------

                                                    ORDINARY
PORTFOLIO--AS OF FEBRUARY 1, 2001                    INCOME
-------------------------------------------------------------
High Yield........................................  $ .055864
Intermediate Government Bond......................    .057139
Long Term Corporate Bond..........................    .060587
-------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERRILL LYNCH SERIES FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Series Fund, Inc. (comprising, respectively, the Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Money Reserve, Multiple Strategy, and Natural Resources Portfolios) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Series Fund, Inc. as of December 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2001

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN-President and Director

STEPHEN B. SWENSRUD-Director

J. THOMAS TOUCHTON-Director

CHRISTOPHER G. AYOUB-Senior Vice President

ROBERT C. DOLL, JR.-Senior Vice President

LAWRENCE R. FULLER-Senior Vice President

VINCENT T. LATHBURY III-Senior Vice President

KEVIN J. MCKENNA-Senior Vice President

THOMAS R. ROBINSON-Senior Vice President

ROBERT M. SHEARER-Senior Vice President

JOEL HEYMSFELD-Vice President

ROBERT F. MURRAY-Vice President

JACQUELINE L. ROGERS-Vice President

DONALD C. BURKE-Treasurer

ALLAN J. OSTER-Secretary

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------

Jack B. Sunderland, Director and Joseph T. Monagle Jr., Senior Vice President of Merrill Lynch Series Funds, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. Sunderland and Monagle well in their retirements.
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsor, Trustee and Holders
  of The Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A (2003 Trust),
  Series B (2001 and 2005 Trusts), Series C (2006 Trust),
  Series D (2007 Trust), Series E (2008 Trust),
  Series F (2009 Trust), Series G (2010 Trust), Series H (2011 Trust), Series I (2002 Trust), Series J (2013 Trust),
  Series K (2004 and 2014 Trusts)and Series L(2019 Trust)(the Funds):

We have audited the accompanying statements of condition of the Funds, including the portfolios, as of December 31, 2000 and the related statements of operations and of changes in net assets for the years ended December 31, 2000, 1999 and 1998 (as applicable). These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December 31, 2000, as shown in such portfolios, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2000 and the results of their operations and changes in their net assets for the above-stated years in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

New York, N.Y.
February 14, 2001

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES a

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2000


                                                                      2003 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) ............................          $42,001,519
  Other ...................................................               97,224
                                                                     -----------

            Total trust property ..........................           42,098,743

LESS LIABILITY - Other ....................................                3,235
                                                                     -----------

NET ASSETS (Note 2) .......................................          $42,095,508
                                                                     ===========

UNITS OUTSTANDING .........................................           47,721,894
                                                                     ===========

UNIT VALUE ................................................          $    .88210
                                                                     ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENTS OF OPERATIONS

                                                              2003 TRUST
                                                       Years Ended December 31,
                                                  2000           1999           1998
INVESTMENT INCOME:
  Interest income .........................   $    17,888    $    20,187    $    22,308
  Accretion of original issue
    discount ..............................     3,263,398      3,456,482      3,487,242
  Trustee's fees and expenses .............       (13,235)       (14,447)       (15,733)
                                              -----------    -----------    -----------

  Net investment income ...................     3,268,051      3,462,222      3,493,817
                                              -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold ........       357,199        704,433        732,262
  Unrealized appreciation (depreciation) of
    investments ...........................       475,713     (4,967,831)       893,998
                                              -----------    -----------    -----------

  Realized and unrealized gain (loss) on
    investments ...........................       832,912     (4,263,398)     1,626,260
                                              -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............   $ 4,100,963    $  (801,176)   $ 5,120,077
                                              ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENTS OF CHANGES IN NET ASSETS

                                                              2003 TRUST
                                                        Years Ended December 31,
                                                  2000            1999            1998
OPERATIONS:
  Net investment income ...................   $  3,268,051    $  3,462,222    $  3,493,817
  Realized gain on securities sold ........        357,199         704,433         732,262
  Unrealized appreciation (depreciation) of
    investments ...........................        475,713      (4,967,831)        893,998
                                              ------------    ------------    ------------

  Net (decrease) increase in net assets
    resulting from operations .............      4,100,963        (801,176)      5,120,077
                                              ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units ............      1,336,807         598,839
  Redemptions of units ....................     (5,296,921)     (6,430,805)     (4,447,838)
                                              ------------    ------------    ------------

  Net capital share transactions ..........     (3,960,114)     (5,831,966)     (4,447,838)
                                              ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS .....        140,849      (6,633,142)        672,239

NET ASSETS, BEGINNING OF YEAR .............     41,954,659      48,587,801      47,915,562
                                              ------------    ------------    ------------

NET ASSETS, END OF YEAR ...................   $ 42,095,508    $ 41,954,659    $ 48,587,801
                                              ============    ============    ============

UNIT VALUE, END OF YEAR ...................   $     .88210    $     .79853    $     .81181
                                              ============    ============    ============

UNITS OUTSTANDING, END OF YEAR ............     47,721,894      52,539,538      59,850,919
                                              ============    ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 2000


                                                     2001 TRUST       2005 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) ...............      $42,705,675      $21,794,757
  Other ......................................           79,781           34,442
                                                    -----------      -----------

           Total trust property ..............       42,785,456       21,829,199

LESS LIABILITY - Other .......................            3,159           10,274
                                                    -----------      -----------

NET ASSETS (Note 2) ..........................      $42,782,297      $21,818,925
                                                    ===========      ===========

UNITS OUTSTANDING ............................       42,787,131       26,556,977
                                                    ===========      ===========

UNIT VALUE ...................................      $    .99989      $    .82159
                                                    ===========      ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF OPERATIONS

                                                                     2001 TRUST
                                                               Years Ended December 31,
                                                          2000           1999           1998
INVESTMENT INCOME:
  Interest income .................................   $    15,780    $    17,896    $    19,477
  Accretion of original issue discount ............     3,670,390      3,885,779      3,908,822
  Trustee's fees and expenses .....................       (12,579)       (13,493)       (14,505)
                                                      -----------    -----------    -----------

  Net investment income ...........................     3,673,591      3,890,182      3,913,794
                                                      -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold .........       (16,499)       205,466        320,464
  Unrealized depreciation of
    investments ...................................      (952,117)    (2,681,639)      (413,110)
                                                      -----------    -----------    -----------

  Realized and unrealized gain (loss) on
    investments ...................................      (968,616)    (2,476,173)       (92,646)
                                                      -----------    -----------    -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .................................   $ 2,704,975    $ 1,414,009    $ 3,821,148
                                                      ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF OPERATIONS

                                                                     2005 TRUST
                                                              Years Ended December 31,
                                                         2000            1999          1998
INVESTMENT INCOME:
  Interest income .................................   $     9,995    $    10,941    $    11,497
  Accretion of original issue discount ............     1,475,018      1,571,255      1,509,134
  Trustee's fees and expenses .....................        (9,283)        (9,886)       (10,112)
                                                      -----------    -----------    -----------

  Net investment income ...........................     1,475,730      1,572,310      1,510,519
                                                      -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold ................       254,084        541,792        287,941
  Unrealized appreciation (depreciation) of
    investments ...................................       931,121     (3,111,597)       911,552
                                                      -----------    -----------    -----------

  Realized and unrealized gain (loss) on
    investments ...................................     1,185,205     (2,569,805)     1,199,493
                                                      -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .................................   $ 2,660,935    $  (997,495)   $ 2,710,012
                                                      ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CHANGES IN NET ASSETS

                                                              2001 TRUST
                                                       Years Ended December 31,
                                                 2000            1999            1998
OPERATIONS:
  Net investment income .................   $  3,673,591    $  3,890,182    $  3,913,794
  Realized gain (loss) on securities sold        (16,499)        205,466         320,464
  Unrealized depreciation
    of investments ......................       (952,117)     (2,681,639)       (413,110)
                                            ------------    ------------    ------------
  Net increase in net assets
    resulting from operations ...........      2,704,975       1,414,009       3,821,148
                                            ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units ..........        764,837       1,022,006         647,129
  Redemptions of units ..................     (5,782,207)     (6,152,489)     (4,102,436)
                                            ------------    ------------    ------------

  Net capital share transactions ........     (5,017,370)     (5,130,483)     (3,455,307)
                                            ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ...     (2,312,395)     (3,716,474)        365,841

NET ASSETS, BEGINNING OF YEAR ...........     45,094,692      48,811,166      48,445,325
                                            ------------    ------------    ------------

NET ASSETS, END OF YEAR .................   $ 42,782,297    $ 45,094,692    $ 48,811,166
                                            ============    ============    ============

UNIT VALUE, END OF YEAR .................   $     .99989    $     .93998    $     .91202
                                            ============    ============    ============

UNITS OUTSTANDING, END OF YEAR ..........     42,787,131      47,974,296      53,520,078
                                            ============    ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CHANGES IN NET ASSETS

                                                            2005 TRUST
                                                      Years Ended December 31,
                                                2000            1999           1998
OPERATIONS:
  Net investment income ................   $  1,475,730    $  1,572,310    $  1,510,519
  Realized gain on securities sold .....        254,084         541,792         287,941
  Unrealized appreciation (depreciation)
    of investments .....................        931,121      (3,111,597)        911,552
                                           ------------    ------------    ------------

  Net increase (decrease) in net assets
    resulting from operations ..........      2,660,935        (997,495)      2,710,012
                                           ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units .........        960,567                       2,239,894
  Redemptions of units .................     (2,795,804)     (3,660,496)     (1,664,525)
                                           ------------    ------------    ------------

  Net capital share transactions .......     (1,835,237)     (3,660,496)        575,369
                                           ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ..        825,698      (4,657,991)      3,285,381

NET ASSETS, BEGINNING OF YEAR ..........     20,993,227      25,651,218      22,365,837
                                           ------------    ------------    ------------

NET ASSETS, END OF YEAR ................   $ 21,818,925    $ 20,993,227    $ 25,651,218
                                           ============    ============    ============

UNIT VALUE, END OF YEAR ................   $     .82159    $     .72617    $     .75741
                                           ============    ============    ============

UNITS OUTSTANDING, END OF YEAR .........     26,556,977      28,909,581      33,867,164
                                           ============    ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2000


                                                                      2006 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) ............................          $ 8,420,623
  Other ...................................................                8,442
                                                                     -----------

           Total trust property ...........................            8,429,065

LESS LIABILITY - Other ....................................                6,259
                                                                     -----------

NET ASSETS (Note 2) .......................................          $ 8,422,806
                                                                     ===========

UNITS OUTSTANDING .........................................           10,592,539
                                                                     ===========

UNIT VALUE ................................................          $    .79516
                                                                     ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENTS OF OPERATIONS

                                                                  2006 TRUST
                                                           Years Ended December 31,
                                                      2000           1999           1998
INVESTMENT INCOME:
  Interest income .............................   $     3,505    $     3,845    $     3,561
  Accretion of original issue discount ........       510,408        509,644        466,132
  Trustee's fees and expenses .................        (3,543)        (3,844)        (3,510)
                                                  -----------    -----------    -----------

  Net investment income .......................       510,370        509,645        466,183
                                                  -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold ............        55,706         27,728        245,706
  Unrealized appreciation (depreciation)
    of investments ............................       561,120     (1,062,997)       415,809
                                                  -----------    -----------    -----------

  Realized and unrealized gain (loss) on
    investments ...............................       616,826     (1,035,269)       661,515
                                                  -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .............................   $ 1,127,196    $  (525,624)   $ 1,127,698
                                                  ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENTS OF CHANGES IN NET ASSETS

                                                            2006 TRUST
                                                      Years Ended December 31,
                                                2000            1999            1998
OPERATIONS:
  Net investment income ................   $    510,370    $    509,645    $    466,183
  Realized gain on securities sold .....         55,706          27,728         245,706
  Unrealized appreciation (depreciation)
    of investments .....................        561,120      (1,062,997)        415,809
                                           ------------    ------------    ------------

  Net increase (decrease) in net assets
    resulting from operations ..........      1,127,196        (525,624)      1,127,698
                                           ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units .........        258,383                       1,237,586
  Redemptions of units .................     (1,154,077)       (189,073)       (697,866)
                                           ------------    ------------    ------------

  Net capital share transactions .......       (895,694)       (189,073)        539,720
                                           ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ..        231,502        (714,697)      1,667,418

NET ASSETS, BEGINNING OF YEAR ..........      8,191,304       8,906,001       7,238,583
                                           ------------    ------------    ------------

NET ASSETS, END OF YEAR ................   $  8,422,806    $  8,191,304    $  8,906,001
                                           ============    ============    ============

UNIT VALUE, END OF YEAR ................   $     .79516    $     .69105    $     .73503
                                           ============    ============    ============

UNITS OUTSTANDING, END OF YEAR .........     10,592,539      11,853,450      12,116,560
                                           ============    ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2000


                                                                      2007 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) ............................          $11,356,392
  Other ...................................................                2,621
                                                                     -----------

            Total trust property ..........................           11,359,013

LESS LIABILITY - Other ....................................                1,070
                                                                     -----------

NET ASSETS (Note 2) .......................................          $11,357,943
                                                                     ===========

UNITS OUTSTANDING .........................................           15,099,248
                                                                     ===========

UNIT VALUE ................................................          $    .75222
                                                                     ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENTS OF OPERATIONS

                                                                  2007 TRUST
                                                           Years Ended December 31,
                                                     2000            1999           1998
INVESTMENT INCOME:
  Interest income .............................   $     5,733    $     6,914    $     7,329
  Accretion of original issue discount ........       846,862        939,212        884,318
  Trustee's fees and expenses .................        (5,697)        (6,854)        (7,337)
                                                  -----------    -----------    -----------

  Net investment income .......................       846,898        939,272        884,310
                                                  -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold ............       349,897        413,425         75,524
  Unrealized appreciation (depreciation) of
    investments ...............................       605,268     (2,423,766)       953,956
                                                  -----------    -----------    -----------

  Realized and unrealized gain (loss) on
    investments ...............................       955,165     (2,010,341)     1,029,480
                                                  -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .............................   $ 1,802,063    $(1,071,069)   $ 1,913,790
                                                  ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENTS OF CHANGES IN NET ASSETS

                                                            2007 TRUST
                                                     Years Ended December 31,
                                               2000            1999            1998
OPERATIONS:
  Net investment income ................   $    846,898    $    939,272    $    884,310
  Realized gain on securities sold .....        349,897         413,425          75,524
  Unrealized appreciation (depreciation)
    of investments .....................        605,268      (2,423,766)        953,956
                                           ------------    ------------    ------------

  Net increase (decrease) in  net assets
    resulting from operations ..........      1,802,063      (1,071,069)      1,913,790
                                           ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units .........                                        318,728
  Redemptions of units .................     (2,205,907)     (2,247,198)       (327,475)
                                           ------------    ------------    ------------

  Net capital share transactions .......     (2,205,907)     (2,247,198)         (8,747)
                                           ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ..       (403,844)     (3,318,267)      1,905,043

NET ASSETS, BEGINNING OF YEAR ..........     11,761,787      15,080,054      13,175,011
                                           ------------    ------------    ------------

NET ASSETS, END OF YEAR ................   $ 11,357,943    $ 11,761,787    $ 15,080,054
                                           ============    ============    ============

UNIT VALUE, END OF YEAR ................   $     .75222    $     .64340    $     .69445
                                           ============    ============    ============

UNITS OUTSTANDING, END OF YEAR .........     15,099,248      18,280,661      21,715,233
                                           ============    ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2000


                                                                      2008 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) ............................          $19,246,672
  Other ...................................................               36,064
                                                                     -----------

            Total trust property ..........................           19,282,736

LESS LIABILITY - Other ....................................                7,317
                                                                     -----------

NET ASSETS (Note 2) .......................................          $19,275,419
                                                                     ===========

UNITS OUTSTANDING .........................................           27,579,932
                                                                     ===========

UNIT VALUE ................................................          $    .69889
                                                                     ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF OPERATIONS

                                                          2008 TRUST
                                                    Years Ended December 31,
                                               2000          1999            1998
INVESTMENT INCOME
  Interest income ......................   $    10,901    $    12,755    $    14,231
  Accretion of original issue
    discount ...........................     1,349,253      1,435,802      1,483,819
  Trustee's fees and expenses ..........        (9,682)       (10,653)       (11,317)
                                           -----------    -----------    -----------

  Net investment income ................     1,350,472      1,437,904      1,486,733
                                           -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold .....       484,441        481,343        783,621
  Unrealized appreciation (depreciation)
    of investments .....................     1,388,272     (3,961,819)     1,129,509
                                           -----------    -----------    -----------

  Realized and unrealized gain (loss)
    on investments .....................     1,872,713     (3,480,476)     1,913,130
                                           -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............   $ 3,223,185    $(2,042,572)   $ 3,399,863
                                           ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF CHANGES IN NET ASSETS

                                                               2008 TRUST
                                                         Years Ended December 31,
                                                  2000             1999            1998
OPERATIONS:
  Net investment income ...................   $  1,350,472    $  1,437,904    $  1,486,733
  Realized gain on securities sold ........        484,441         481,343         783,621
  Unrealized appreciation (depreciation) of
    investments ...........................      1,388,272      (3,961,819)      1,129,509
                                              ------------    ------------    ------------

  Net increase (decrease) in net assets
    resulting from operations .............      3,223,185      (2,042,572)      3,399,863
                                              ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional Units ............                                        447,496
  Redemptions of Units ....................     (3,362,291)     (2,273,793)     (2,925,925)
                                              ------------    ------------    ------------

  Net capital share transactions ..........     (3,362,291)     (2,273,793)     (2,478,429)
                                              ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS .....       (139,106)     (4,316,365)        921,434

NET ASSETS, BEGINNING OF YEAR .............     19,414,525      23,730,890      22,809,456
                                              ------------    ------------    ------------

NET ASSETS, END OF YEAR ...................   $ 19,275,419    $ 19,414,525    $ 23,730,890
                                              ============    ============    ============

UNIT VALUE, END OF YEAR ...................   $     .69889    $     .58855    $     .64561
                                              ============    ============    ============

UNITS OUTSTANDING, END OF YEAR ............     27,579,932      32,987,304      36,757,279
                                              ============    ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2000


                                                                      2009 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) ............................          $10,053,578
  Other ...................................................               18,513
                                                                     -----------

            Total trust property ..........................           10,072,091

LESS LIABILITY - Other ....................................               10,723
                                                                     -----------

NET ASSETS (Note 2) .......................................          $10,061,368
                                                                     ===========

UNITS OUTSTANDING .........................................           15,210,688
                                                                     ===========

UNIT VALUE ................................................          $    .66147
                                                                     ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF OPERATIONS

                                                                     2009 TRUST
                                                              Years Ended December 31,
                                                         2000            1999           1998
INVESTMENT INCOME:
  Interest income .................................   $     5,821    $     6,117    $     6,487
  Accretion of original issue discount ............       644,482        617,452        614,533
  Trustee's fees and expenses .....................        (5,815)        (6,081)        (6,485)
                                                      -----------    -----------    -----------

  Net investment income ...........................       644,488        617,488        614,535
                                                      -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold ................        89,998         50,758        299,484
  Unrealized appreciation (depreciation) of
    investments ...................................     1,007,414     (1,657,161)       576,107
                                                      -----------    -----------    -----------

  Realized and unrealized gain (loss) on
    investments ...................................     1,097,412     (1,606,403)       875,591
                                                      -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .................................   $ 1,741,900    $  (988,915)   $ 1,490,126
                                                      ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES f

STATEMENTS OF CHANGES IN NET ASSETS

                                                               2009 TRUST
                                                         Years Ended December 31,
                                                  2000             1999            1998
OPERATIONS:
  Net investment income ...................   $    644,488    $    617,488    $    614,535
  Realized gain on securities sold ........         89,998          50,758         299,484
  Unrealized appreciation (depreciation) of
    investments ...........................      1,007,414      (1,657,161)        576,107
                                              ------------    ------------    ------------

  Net increase (decrease) in net assets
    resulting from operations .............      1,741,900        (988,915)      1,490,126
                                              ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units ............                        279,335
  Redemptions of units ....................       (633,718)       (303,364)     (1,103,948)
                                              ------------    ------------    ------------

  Net capital share transactions ..........       (633,718)        (24,029)     (1,103,948)
                                              ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS .....      1,108,182      (1,012,944)        386,178

NET ASSETS, BEGINNING OF YEAR .............      8,953,186       9,966,130       9,579,952
                                              ------------    ------------    ------------

NET ASSETS, END OF YEAR ...................   $ 10,061,368    $  8,953,186    $  9,966,130
                                              ============    ============    ============

UNIT VALUE, END OF YEAR ...................   $     .66147    $     .54967    $     .60954
                                              ============    ============    ============

UNITS OUTSTANDING, END OF YEAR ............     15,210,688      16,288,248      16,350,375
                                              ============    ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2000


                                                                      2010 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) ............................          $ 9,073,431
  Other ...................................................                8,644
                                                                     -----------

           Total trust property ...........................            9,082,075

LESS LIABILITY - Other ....................................                2,226
                                                                     -----------

NET ASSETS (Note 2) .......................................          $ 9,079,849
                                                                     ===========

UNITS OUTSTANDING .........................................           14,646,810
                                                                     ===========

UNIT VALUE ................................................          $    .61992
                                                                     ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF OPERATIONS

                                                                     2010 TRUST
                                                               Years Ended December 31,
                                                         2000            1999           1998
INVESTMENT INCOME:
  Interest income .................................   $     5,993    $     6,071    $     6,416
  Accretion of original issue discount ............       587,798        553,854        540,842
  Trustee's fees and expenses .....................        (5,770)        (5,887)        (6,387)
                                                      -----------    -----------    -----------

  Net investment income ...........................       588,021        554,038        540,871
                                                      -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold ................       210,731        138,067         69,850
  Unrealized appreciation (depreciation) of
    investments ...................................       961,365     (1,694,311)       721,439
                                                      -----------    -----------    -----------

  Realized and unrealized gain (loss) on
    investments ...................................     1,172,096     (1,556,244)       791,289
                                                      -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .................................   $ 1,760,117    $(1,002,206)   $ 1,332,160
                                                      ===========    ===========    ===========

                       See Notes to Financial Statements.

 THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF CHANGES IN NET ASSETS

                                                               2010 TRUST
                                                        Years Ended December 31,
                                                  2000            1999            1998
OPERATIONS:
  Net investment income ...................   $    588,021    $    554,038    $    540,871
  Realized gain on securities sold ........        210,731         138,067          69,850
  Unrealized appreciation (depreciation) of
    investments ...........................        961,365      (1,694,311)        721,439
                                              ------------    ------------    ------------

  Net increase (decrease) in net assets
    resulting from operations .............      1,760,117      (1,002,206)      1,332,160
                                              ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units ............      4,464,119                       1,225,106
  Redemptions of units ....................     (4,476,073)     (2,104,112)       (540,288)
                                              ------------    ------------    ------------

  Net capital share transactions ..........        (11,954)     (2,104,112)        684,818
                                              ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS .....      1,748,163      (3,106,318)      2,016,978

NET ASSETS, BEGINNING OF YEAR .............      7,331,686      10,438,004       8,421,026
                                              ------------    ------------    ------------

NET ASSETS, END OF YEAR ...................   $  9,079,849    $  7,331,686    $ 10,438,004
                                              ============    ============    ============

UNIT VALUE, END OF YEAR ...................   $     .61992    $     .50818    $     .56753
                                              ============    ============    ============

UNITS OUTSTANDING, END OF YEAR ............     14,646,810      14,427,345      18,391,957
                                              ============    ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2000


                                                                      2011 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) .............................          $3,383,839
  Other ....................................................              30,671
                                                                      ----------

           Total trust property ............................           3,414,510

LESS LIABILITY - Other .....................................                 456
                                                                      ----------

NET ASSETS (Note 2) ........................................          $3,414,054
                                                                      ==========

UNITS OUTSTANDING ..........................................           5,712,015
                                                                      ==========

UNIT VALUE .................................................          $   .59770
                                                                      ==========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENTS OF OPERATIONS

                                                                      2011 TRUST
                                                                Years Ended December 31,
                                                             2000         1999         1998
INVESTMENT INCOME:
  Interest income .....................................   $   2,048    $   1,575    $   1,507
  Accretion of original issue discount ................     184,513      132,963      118,651
  Trustee's fees and expenses .........................      (1,926)      (1,544)      (1,527)
                                                          ---------    ---------    ---------

  Net investment income ...............................     184,635      132,994      118,631
                                                          ---------    ---------    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold or redeemed ........      22,586       13,108
  Unrealized appreciation (depreciation) of investments     430,247     (399,174)     186,725
                                                          ---------    ---------    ---------

  Realized and unrealized gain (loss) on investments ..     452,833     (386,066)     186,725
                                                          ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .....................................   $ 637,468    $(253,072)   $ 305,356
                                                          =========    =========    =========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENTS OF CHANGES IN NET ASSETS

                                                          2011 TRUST
                                                    Years Ended December 31,
                                               2000           1999           1998
OPERATIONS:
  Net investment income ................   $   184,635    $   132,994    $   118,631
  Realized gain on securities sold .....        22,586         13,108
  Unrealized appreciation (depreciation)
    of investments .....................       430,247       (399,174)       186,725
                                           -----------    -----------    -----------

  Net increase (decrease) in net assets
    resulting from operations ..........       637,468       (253,072)       305,356
                                           -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units .........     1,125,533                       223,286
  Redemption of units ..................      (154,093)      (251,662)
                                           -----------    -----------    -----------

  Net capital share transactions .......       971,440       (251,662)       223,286
                                           -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS ..     1,608,908       (504,734)       528,642

NET ASSETS, BEGINNING OF YEAR ..........     1,805,146      2,309,880      1,781,238
                                           -----------    -----------    -----------

NET ASSETS, END OF YEAR ................   $ 3,414,054    $ 1,805,146    $ 2,309,880
                                           ===========    ===========    ===========

UNIT VALUE, END OF YEAR ................   $    .59770    $    .48007    $    .53929
                                           ===========    ===========    ===========

UNITS OUTSTANDING, END OF YEAR .........     5,712,015      3,760,137      4,283,180
                                           ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2000


                                                                      2002 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) ............................          $12,269,429
  Other ...................................................                5,718
                                                                     -----------

           Total trust property ...........................           12,275,147

LESS LIABILITY - Other ....................................                3,182
                                                                     -----------

NET ASSETS (Note 2) .......................................          $12,271,965
                                                                     ===========

UNITS OUTSTANDING .........................................           12,942,849
                                                                     ===========

UNIT VALUE ................................................          $    .94817
                                                                     ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENTS OF OPERATIONS

                                                                       2002 TRUST
                                                                Years Ended December 31,
                                                           2000           1999            1998
INVESTMENT INCOME:
  Interest income ...................................   $     4,678    $     4,770    $     5,166
  Accretion of original issue discount ..............       825,803        731,886        749,861
  Trustee's fees and expenses .......................        (2,428)        (7,304)        (2,627)
                                                        -----------    -----------    -----------

  Net investment income .............................       828,053        729,352        752,400
                                                        -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold or redeemed       (45,320)        24,891         60,441
  Unrealized appreciation (depreciation) of
    investments .....................................       131,519       (634,836)       256,059
                                                        -----------    -----------    -----------

  Realized and unrealized gain (loss) on
    investments .....................................        86,199       (609,945)       316,500
                                                        -----------    -----------    -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ...................................   $   914,252    $   119,407    $ 1,068,900
                                                        ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENTS OF CHANGES IN NET ASSETS

                                                              2002 TRUST
                                                       Years Ended December 31,
                                                  2000            1999            1998
OPERATIONS:
  Net investment income ...................   $    828,053    $    729,352    $    752,400
  Realized gain (loss) on securities sold .        (45,320)         24,891          60,441
  Unrealized appreciation (depreciation) of
    investments ...........................        131,519        (634,836)        256,059
                                              ------------    ------------    ------------

  Net increase in net assets resulting
    from operations .......................        914,252         119,407       1,068,900
                                              ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units ............      2,598,144                         589,692
  Redemptions of units ....................     (2,412,400)       (900,964)       (713,612)
                                              ------------    ------------    ------------

  Net capital share transactions ..........        185,744        (900,964)       (123,920)
                                              ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS .....      1,099,996        (781,557)        944,980

NET ASSETS, BEGINNING OF YEAR .............     11,171,969      11,953,526      11,008,546
                                              ------------    ------------    ------------

NET ASSETS, END OF YEAR ...................   $ 12,271,965    $ 11,171,969    $ 11,953,526
                                              ============    ============    ============

UNIT VALUE, END OF YEAR ...................   $     .94817    $     .87846    $     .86857
                                              ============    ============    ============

UNITS OUTSTANDING, END OF YEAR ............     12,942,849      12,717,680      13,762,347
                                              ============    ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2000


                                                                      2013 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) .............................          $1,698,590
  Other ....................................................               2,158
                                                                      ----------

           Total trust property ............................           1,700,748

LESS LIABILITY - Other .....................................                 331
                                                                      ----------

NET ASSETS (Note 2) ........................................          $1,700,417
                                                                      ==========

UNITS OUTSTANDING ..........................................           3,251,894
                                                                      ==========

UNIT VALUE .................................................          $   .52290
                                                                      ==========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENTS OF OPERATIONS

                                                                  2013 TRUST
                                                           Years Ended December 31,
                                                        2000         1999         1998
INVESTMENT INCOME:
  Interest income ................................   $   1,275    $   1,279    $   1,279
  Accretion of original issue discount ...........     103,074       95,708       88,872
  Trustee's fees and expenses ....................        (633)      (1,919)        (640)
                                                     ---------    ---------    ---------

  Net investment income ..........................     103,716       95,068       89,511
                                                     ---------    ---------    ---------

REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed ..................................      35,542
  Unrealized appreciation (depreciation) of
    investments ..................................     240,912     (305,885)     138,787
                                                     ---------    ---------    ---------

  Realized and unrealized gain (loss) on
    investments ..................................     276,454     (305,885)     138,787
                                                     ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ......................   $ 380,170    $(210,817)   $ 228,298
                                                     =========    =========    =========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    2013 TRUST
                                                             Years Ended December 31,
                                                       2000            1999           1998
OPERATIONS:
  Net investment income .........................   $   103,716    $    95,068    $    89,511
  Realized gain on securities sold ..............        35,542
  Unrealized appreciation (depreciation) of
    investments .................................       240,912       (305,885)       138,787
                                                    -----------    -----------    -----------

  Net increase (decrease) in net assets resulting
    from operations .............................       380,170       (210,817)       228,298
                                                    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units
  Redemption of units ...........................      (153,012)
                                                    -----------    -----------    -----------

  Net capital share transactions ................      (153,012)
                                                    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS ...........       227,158       (210,817)       228,298

NET ASSETS, BEGINNING OF YEAR ...................     1,473,259      1,684,076      1,455,778
                                                    -----------    -----------    -----------

NET ASSETS, END OF YEAR .........................   $ 1,700,417    $ 1,473,259    $ 1,684,076
                                                    ===========    ===========    ===========

UNIT VALUE, END OF YEAR .........................   $    .52290    $    .41520    $    .47461
                                                    ===========    ===========    ===========

UNITS OUTSTANDING, END OF YEAR ..................     3,251,894      3,548,349      3,548,349
                                                    ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTs OF CONDITION
AS OF DECEMBER 31, 2000


                                                     2004 TRUST       2014 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) ...............      $10,353,873      $19,179,858
  Other ......................................            2,226           29,096
                                                    -----------      -----------

           Total trust property ..............       10,356,099       19,208,954

LESS LIABILITY - Other .......................              893            2,485
                                                    -----------      -----------

NET ASSETS (Note 2) ..........................      $10,355,206      $19,206,469
                                                    ===========      ===========

UNITS OUTSTANDING ............................       12,098,431       39,460,164
                                                    ===========      ===========

UNIT VALUE ...................................      $    .85591      $    .48673
                                                    ===========      ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES k

STATEMENTS OF OPERATIONS

                                                                     2004 TRUST
                                                               Years Ended December 31,
                                                          2000           1999           1998
INVESTMENT INCOME:
  Interest income .................................   $     4,326    $     4,043    $     3,839
  Accretion of original issue discount ............       597,880        532,984        517,767
  Trustee's fees and expenses .....................        (4,197)        (3,890)        (3,721)
                                                      -----------    -----------    -----------

  Net investment income ...........................       598,009        533,137        517,885
                                                      -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold ................        23,619         61,277        164,436
  Unrealized appreciation (depreciation)
    of investments ................................       454,097       (808,067)       207,329
                                                      -----------    -----------    -----------

  Realized and unrealized gain (loss) on
    investments ...................................       477,716       (746,790)       371,765
                                                      -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .................................   $ 1,075,725    $  (213,653)   $   889,650
                                                      ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES k

STATEMENTS OF OPERATIONS

                                                                      2014 TRUST
                                                               Years Ended December 31,
                                                          2000           1999           1998
INVESTMENT INCOME:
  Interest income .................................   $    15,470    $    23,378    $    19,256
  Accretion of original issue discount ............     1,228,274      1,752,879      1,464,616
  Trustee's fees and expenses .....................       (14,131)       (15,897)       (15,177)
                                                      -----------    -----------    -----------

  Net investment income ...........................     1,229,613      1,760,360      1,468,695
                                                      -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) n securities sold ..........      (318,334)       460,505      1,722,576
  Unrealized appreciation (depreciation)
    of investments ................................     3,699,435     (6,005,304)        53,921
                                                      -----------    -----------    -----------

  Realized and unrealized gain (loss)
    on investments ................................     3,381,101     (5,544,799)     1,776,497
                                                      -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .......................   $ 4,610,714    $(3,784,439)   $ 3,245,192
                                                      ===========    ===========    ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES k

STATEMENTS OF CHANGES IN NET ASSETS

                                                            2004 TRUST
                                                      Years Ended December 31,
                                               2000             1999           1998
OPERATIONS:
  Net investment income ................   $    598,009    $    533,137    $    517,885
  Realized gain on securities sold .....         23,619          61,277         164,436
  Unrealized appreciation (depreciation)
    of investments .....................        454,097        (808,067)        207,329
                                           ------------    ------------    ------------

  Net increase (decrease) in net assets
    resulting from operations ..........      1,075,725        (213,653)        889,650
                                           ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units .........      1,071,650       1,362,662         796,913
  Redemptions of units .................       (535,248)       (657,428)     (1,486,459)
                                           ------------    ------------    ------------

  Net capital share transactions .......        534,402         705,234        (689,546)
                                           ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ..      1,612,127         491,581         200,104

NET ASSETS, BEGINNING OF YEAR ..........      8,743,079       8,251,498       8,051,394
                                           ------------    ------------    ------------

NET ASSETS, END OF YEAR ................   $ 10,355,206    $  8,743,079    $  8,251,498
                                           ============    ============    ============

UNIT VALUE, END OF YEAR ................   $     .85591    $     .76881    $     .78879
                                           ============    ============    ============

UNITS OUTSTANDING, END OF YEAR .........     12,098,431      11,372,192      10,460,977
                                           ============    ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES k

STATEMENTS OF CHANGES IN NET ASSETS

                                                           2014 TRUST
                                                     Years Ended December 31,
                                               2000            1999            1998
OPERATIONS:
  Net investment income ................   $  1,229,613    $  1,760,360    $  1,468,695
  Realized gain (loss)on securities sold       (318,334)        460,505       1,722,576
  Unrealized appreciation (depreciation)
    of investments .....................      3,699,435      (6,005,304)         53,921
                                           ------------    ------------    ------------

  Net increase (decrease) in net assets
    resulting from operations ..........      4,610,714      (3,784,439)      3,245,192
                                           ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units .........                      7,459,882      12,948,776
  Redemptions of units .................     (5,108,300)    (10,462,999)     (9,990,644)
                                           ------------    ------------    ------------

  Net capital share transactions .......     (5,108,300)     (3,003,117)      2,958,132
                                           ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ..       (497,586)     (6,787,556)      6,203,324

NET ASSETS, BEGINNING OF YEAR ..........     19,704,055      26,491,611      20,288,287
                                           ------------    ------------    ------------

NET ASSETS, END OF YEAR ................   $ 19,206,469    $ 19,704,055    $ 26,491,611
                                           ============    ============    ============

UNIT VALUE, END OF YEAR ................   $     .48673    $     .38287    $     .44130
                                           ============    ============    ============

UNITS OUTSTANDING, END OF YEAR .........     39,460,164      51,464,519      60,031,399
                                           ============    ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES L

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2000


                                                                      2019 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) ............................          $ 3,837,741
  Other ...................................................               38,006
                                                                     -----------

           Total trust property ...........................            3,875,747

LESS LIABILITY - Other ....................................                1,503
                                                                     -----------

NET ASSETS (Note 2) .......................................          $ 3,874,244
                                                                     ===========

UNITS OUTSTANDING .........................................           10,670,432
                                                                     ===========

UNIT VALUE ................................................          $    .36308
                                                                     ===========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES L

STATEMENTS OF OPERATIONS


                                                             2019 TRUST
                                                       January 1,    April 29
                                                          To            To
                                                      December 31,  December 31,
                                                         2000          1999
INVESTMENT INCOME:
  Interest income ..................................   $   3,764    $   1,696
  Accretion of original issue discount .............     282,393      119,803
  Trustee's fees and expenses ......................      (2,920)      (1,367)
                                                       ---------    ---------

  Net investment income ............................     283,237      120,132
                                                       ---------    ---------

REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed ....................................      90,863       16,664
 Unrealized appreciation (depreciation) of
    investments ....................................     617,869     (130,118)
                                                       ---------    ---------

  Realized and unrealized gain (loss) on
    investments ....................................     708,732     (113,454)
                                                       ---------    ---------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ........................   $ 991,969    $   6,678
                                                       =========    =========

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES L

STATEMENTS OF CHANGES IN NET ASSETS


                                                             2019 TRUST
                                                    January 1,       April 29
                                                        To              To
                                                   December 31,     December 31,
                                                       2000            1999
OPERATIONS:
  Net investment income ........................   $    283,237    $    120,132
  Realized gain on securities sold .............         90,863          16,664
  Unrealized appreciation (depreciation) of
    investments ................................        617,869        (130,118)
                                                   ------------    ------------

  Net increase in net assets resulting
    from operations ............................        991,969           6,678
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units .................        799,209       9,355,980
  Redemption of units ..........................     (3,264,888)     (4,136,740)
                                                   ------------    ------------

  Net capital share transactions ...............     (2,465,679)      5,219,240
                                                   ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ..........     (1,473,710)      5,225,918

NET ASSETS, BEGINNING OF YEAR ..................      5,347,954         122,036
                                                   ------------    ------------

NET ASSETS, END OF YEAR ........................   $  3,874,244    $  5,347,954
                                                   ============    ============

UNIT VALUE, END OF YEAR ........................   $     .36308    $     .27597
                                                   ============    ============

UNITS OUTSTANDING, END OF YEAR .................     10,670,432      19,378,418
                                                   ============    ============

                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES

      The Funds are registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      (a) Securities are stated at value as determined by an independent evaluator based on bid side evaluations for the securities.

      (b) Cost of securities is based on offering side evaluations for the securities at Dates of Deposit. Cost of securities subsequent to such dates has been adjusted to include the accretion of original issue discount on the Stripped Treasury Securities. Realized gain and loss on sales of securities are determined using the first-in, first-out cost basis.

      (c) The Funds are not subject to income taxes. Accordingly, no provision for such taxes is required.

2.    NET ASSETS, DECEMBER 31, 2000

      Series A (2003 Trust)


      Cost of 47,721,894 units at Dates of Deposit ..........   $ 11,857,794
      Less sales charge .....................................        207,511
                                                                ------------
      Net amount applicable to Holders ......................     11,650,283
      Realized gain on securities sold ......................     14,359,904
      Unrealized appreciation of investments ................      3,421,125
      Redemptions of units - net cost of units redeemed less
        redemption amounts ..................................     (8,117,516)
      Undistributed net investment income ...................     20,781,712
                                                                ------------

      Net assets ............................................   $ 42,095,508
                                                                ============

      Series B (2001 Trust)

      Cost of 42,787,131 units at Dates of Deposit ..........   $ 13,708,775
      Less sales charge .....................................        205,632
                                                                ------------
      Net amount applicable to Holders ......................     13,503,143
      Realized gain on securities sold ......................     14,613,917
      Unrealized depreciation of investments ................     (1,703,196)
      Redemptions of units - net cost of units redeemed less
        redemption amounts ..................................     (3,981,610)
      Undistributed net investment income ...................     20,350,043
                                                                ------------

      Net assets ............................................   $ 42,782,297
                                                                ============

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

2.    NET ASSETS, DECEMBER 31, 2000 (Continued)

      Series B (2005 Trust)

      Cost of 26,556,977 units at Dates of Deposit .........   $  6,872,295
      Less sales charge ....................................        120,265
                                                               ------------
      Net amount applicable to Holders .....................      6,752,030
      Realized gain on securities sold .....................      7,003,552
      Unrealized appreciation of investments ...............      1,486,380
      Redemptions of units - net cost of units redeemed
        less redemption amounts ............................       (207,213)
      Undistributed net investment income ..................      6,784,176
                                                               ------------

      Net assets ...........................................   $ 21,818,925
                                                               ============

      Series C (2006 Trust)

      Cost of 10,592,539 units at Dates of Deposit .........   $  3,086,010
      Less sales charge ....................................         54,005
                                                               ------------
      Net amount applicable to Holders .....................      3,032,005
      Realized gain on securities sold .....................      1,880,957
      Unrealized appreciation of investments ...............        458,343
      Redemptions of units - net cost of units redeemed less
        redemption amounts .................................      1,150,243
      Undistributed net investment income ..................      1,901,258
                                                               ------------

      Net assets ...........................................   $  8,422,806
                                                               ============

      Series D (2007 Trust)

      Cost of 15,099,248 units at Dates of Deposit .........   $  2,967,653
      Less sales charge ....................................         59,353
                                                               ------------
      Net amount applicable to Holders .....................      2,908,300
      Realized gain on securities sold .....................      5,137,315
      Unrealized appreciation of investments ...............      1,803,184
      Redemptions of units - net cost of units redeemed less
        redemption amounts .................................     (2,839,516)
      Undistributed net investment income ..................      4,348,660
                                                               ------------

      Net assets ...........................................   $ 11,357,943
                                                               ============

      Series E (2008 Trust)

      Cost of 27,579,932 units at Dates of Deposit .........   $  5,485,798
      Less sales charge ....................................        109,716
                                                               ------------
      Net amount applicable to Holders .....................      5,376,082
      Realized gain on securities sold .....................     11,268,419
      Unrealized appreciation of investments ...............      3,308,309
      Redemptions of units - net cost of units redeemed less
        redemption amounts .................................     (8,199,631)
      Undistributed net investment income ..................      7,522,240
                                                               ------------

      Net assets ...........................................   $ 19,275,419
                                                               ============

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

2.    NET ASSETS, DECEMBER 31, 2000 (Continued)

      Series F (2009 Trust)

       Cost of 15,210,688 units at Dates of Deposit .........   $ 3,324,481
       Less sales charge ....................................        33,245
                                                                -----------
       Net amount applicable to Holders .....................     3,291,236
       Realized gain on securities sold .....................       206,956
       Unrealized appreciation of investments ...............     1,937,270
       Redemptions of units - net cost of units redeemed less
         redemption amounts .................................       833,245
       Undistributed net investment income ..................     3,792,661
                                                                -----------

       Net assets ...........................................   $10,061,368
                                                                ===========

        Series G (2010 Trust)

       Cost of 14,646,810 units at Dates of Deposit .........   $ 3,964,166
       Less sales charge ....................................        79,283
                                                                -----------
       Net amount applicable to Holders .....................     3,884,883
       Realized gain on securities sold .....................     3,145,555
       Unrealized appreciation of investments ...............       651,807
       Redemptions of units - net cost of units redeemed less
         redemption amounts .................................       669,361
       Undistributed net investment income ..................       728,243
                                                                -----------

       Net assets ...........................................   $ 9,079,849
                                                                ===========

        Series H (2011 Trust)

       Cost of 5,712,015 units at Dates of Deposit ..........   $ 1,472,106
       Less sales charge ....................................        29,442
                                                                -----------
       Net amount applicable to Holders .....................     1,442,664
       Realized gain on securities sold .....................       694,468
       Unrealized appreciation of investments ...............       466,386
       Redemptions of units - net cost of units redeemed less
         redemption amounts .................................       222,159
       Undistributed net investment income ..................       588,377
                                                                -----------

       Net assets ...........................................   $ 3,414,054
                                                                ===========

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

2.    NET ASSETS, DECEMBER 31, 2000 (Continued)

      Series I (2002 Trust)



      Cost of 12,942,849 units at Dates of Deposit .........   $ 10,267,381
      Less sales charge ....................................        154,011
                                                               ------------
      Net amount applicable to Holders .....................     10,113,370
      Realized gain on securities sold .....................        124,778
      Unrealized appreciation of investments ...............        210,879
      Redemptions of units - net cost of units redeemed less
        redemption amounts .................................       (841,544)
      Undistributed net investment income ..................      2,664,482
                                                               ------------

      Net assets ...........................................   $ 12,271,965
                                                               ============

      Series J (2013 Trust)

      Cost of 3,251,894 units at Dates of Deposit ..........   $    858,440
      Less sales charge ....................................         17,169
                                                               ------------
      Net amount applicable to Holders .....................        841,271
      Realized gain on securities sold .....................         20,056
      Unrealized appreciation of investments ...............        351,954
      Redemptions of units - net cost of units redeemed less
        redemption amounts .................................         37,639
      Undistributed net investment income ..................        449,497
                                                               ------------

      Net assets ...........................................   $  1,700,417
                                                               ============

      Series K (2004 Trust)

      Cost of 12,098,431 units at Dates of Deposit .........   $  7,324,093
      Less sales charge ....................................        146,482
                                                               ------------
      Net amount applicable to Holders .....................      7,177,611
      Realized gain on securities sold .....................        771,837
      Unrealized appreciation of investments ...............        319,497
      Redemption of units - net cost of units redeemed less
        redemption amounts .................................        129,023
      Undistributed net investment income ..................      1,957,238
                                                               ------------

      Net assets ...........................................   $ 10,355,206
                                                               ============

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

2.    NET ASSETS, DECEMBER 31, 2000 (Concluded)

      Series K (2014 Trust)


      Cost of 39,460,164 units at Dates of Deposit .........   $12,456,702
      Less sales charge ....................................       249,134
                                                               -----------
      Net amount applicable to Holders .....................    12,207,568
      Realized gain on securities sold .....................     3,083,109
      Unrealized appreciation of investments ...............       455,558
      Redemptions of units - net cost of units redeemed less
        redemption amounts .................................     1,380,912
      Undistributed net investment income ..................     2,079,322
                                                               -----------

      Net assets ...........................................   $19,206,469
                                                               ===========

      Series L (2019 Trust)

      Cost of 10,670,432 units at Dates of Deposit .........   $ 3,143,921
      Less sales charge ....................................        62,722
                                                               -----------
      Net amount applicable to Holders .....................     3,081,199
      Realized gain on securities sold .....................       107,526
      Unrealized appreciation of investments ...............       487,751
      Redemptions of units - net cost of units redeemed less
        redemption amounts .................................        24,401
      Undistributed net investment income ..................       173,367
                                                               -----------

      Net assets ...........................................   $ 3,874,244
                                                               ===========

3.    CAPITAL SHARE TRANSACTIONS

      Additional units were issued as follows:


           Series     Trust         2000             1999            1998
             A         2003      1,647,862         745,575                0
             B         2001        810,433       1,113,282          749,573
             B         2005      1,291,517               0        2,941,197
             C         2006        324,046               0        1,681,203
             D         2007              0               0          458,880
             E         2008              0               0          780,399
             F         2009              0         476,294                0
             G         2010      8,168,129               0        2,245,742
             H         2011      2,216,171               0          458,263
             I         2002      1,478,685               0          727,856
             J         2013              0               0                0
             K         2004      1,398,237       1,749,845        1,072,923
             K         2014              0      17,787,517       31,094,278
             L         2019      2,107,797      33,092,500                0

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

3.    CAPITAL SHARE TRANSACTIONS (Continued)

      Units were redeemed as follows:


          Series     Trust        2000            1999            1998
             A       2003       6,465,506       8,056,956       5,826,527
             B       2001       5,997,598       6,659,064       4,662,930
             B       2005       3,644,121       4,957,583       2,316,917
             C       2006       1,584,957         263,110         793,015
             D       2007       3,181,413       3,434,572         528,099
             E       2008       5,407,372       3,769,975       4,863,928
             F       2009       1,077,560         538,421       1,885,773
             G       2010       7,948,664       3,964,612       1,065,789
             H       2011         264,293         523,043               0
             I       2002       1,253,516       1,044,667         834,872
             J       2013         296,455               0               0
             K       2004         671,998         838,630       2,013,264
             K       2014      12,004,355      26,354,397      24,086,772
             L       2019      10,815,783      14,104,605               0

      Units may be redeemed at the office of the Trustee upon tender thereof generally on any business day or, in the case of uncertificated units, upon delivery of a request for redemption and payment of any relevant tax. The Trustee will redeem units either in cash or in kind at the option of the Holder as specified in writing to the Trustee.

4.    INCOME TAXES

      All items of income received, accretion of original issue discount, expenses paid, and realized gains and losses on securities sold are attributable to the Holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

      At December 31, 2000, the cost of investment securities for Federal income tax purposes was approximately equivalent to the adjusted cost as shown in each Trust's portfolio.

5.    DISTRIBUTIONS

      It is anticipated that each Trust will not make any distributions until the first business day following the maturity of its holdings in the Stripped Treasury Securities which are noninterest-bearing.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 2000

         Portfolio No.                                                                              Adjusted
         and Title of                        Interest                             Face                 Cost                Value
          Securities                           Rate       Maturities             Amount              (Note A)            (Note A)
Series A (2003 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%        8/15/03            $47,608,625          $38,394,028         $41,824,477
2    U.S. Treasury Bonds                      11.125        8/15/03                154,902              186,366             177,042
                                                                               -----------          -----------         -----------

     Total                                                                     $47,763,527          $38,580,394         $42,001,519
                                                                               ===========          ===========         ===========

Series B (2001 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%         2/15/01           $42,826,325          $44,253,172         $42,578,223
2    U.S. Treasury Bonds                      11.750         2/15/01               126,592              155,699             127,452
                                                                               -----------          -----------         -----------

     Total                                                                     $42,952,917          $44,408,871         $42,705,675
                                                                               ===========          ===========         ===========

Series B (2005 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%         2/15/05           $26,712,940          $20,203,023         $21,696,827
2    U.S. Treasury Bonds                      11.625        11/15/04                80,050              105,354              97,930
                                                                               -----------          -----------         -----------

     Total                                                                     $26,792,990          $20,308,377         $21,794,757
                                                                               ===========          ===========         ===========

Series C (2006 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%        2/15/06            $10,857,000          $ 7,917,818         $ 8,377,932
2    U.S. Treasury Bonds                       9.375        2/15/06                 35,931               44,462              42,691
                                                                               -----------          -----------         -----------

     Total                                                                     $10,892,931          $ 7,962,280         $ 8,420,623
                                                                               ===========          ===========         ===========

Series D (2007 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%        2/15/07            $15,399,000          $ 9,493,253         $11,292,180
2    U.S. Treasury Bonds                       9.375        2/15/06                 54,045               59,955              64,212
                                                                               -----------          -----------         -----------

     Total                                                                     $15,453,045          $ 9,553,208         $11,356,392
                                                                               ===========          ===========         ===========

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 2000

         Portfolio No.                                                                              Adjusted
         and Title of                        Interest                             Face                 Cost                Value
          Securities                           Rate       Maturities             Amount              (Note A)            (Note A)
Series E (2008 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%        2/15/08            $27,554,000          $15,818,296         $19,118,591
2    U.S. Treasury Bonds                       9.375        2/15/06                107,801              120,067             128,081
                                                                               -----------          -----------         -----------

     Total                                                                     $27,661,801          $15,938,363         $19,246,672
                                                                               ===========          ===========         ===========

Series F (2009 Trust)

1    Stripped Treasury
       Securities (Note B)                       0%         2/15/09            $15,228,000          $ 8,047,628         $ 9,981,939
2    U.S. Treasury Bonds                      9.375         2/15/06                 60,296               68,680              71,639
                                                                               -----------          -----------         -----------

     Total                                                                     $15,288,296          $ 8,116,308         $10,053,578
                                                                               ===========          ===========         ===========

 Series G (2010 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%        2/15/10            $14,521,000          $ 8,360,440         $ 9,003,877
2    U.S. Treasury Bonds                       9.375        2/15/06                 58,541               61,184              69,554
                                                                               -----------          -----------         -----------

     Total                                                                     $14,579,541          $ 8,421,624         $ 9,073,431
                                                                               ===========          ===========         ===========

Series H (2011 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%        2/15/11            $ 5,734,000          $ 2,891,064         $ 3,357,309
2    U.S. Treasury Bonds                       9.375        2/15/06                 22,330               26,389              26,530
                                                                               -----------          -----------         -----------

     Total                                                                     $ 5,756,330          $ 2,917,453         $ 3,383,839
                                                                               ===========          ===========         ===========
Series I (2002 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%        02/15/02           $12,893,000          $11,993,459         $12,206,177
2    U.S. Treasury Notes                       7.500        11/15/01                62,240               65,091              63,252
                                                                               -----------          -----------         -----------

     Total                                                                     $12,955,240          $12,058,550         $12,269,429
                                                                               ===========          ===========         ===========

Series J (2013 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%        02/15/13           $ 3,258,000          $ 1,332,484         $ 1,684,025
2    U.S. Treasury Bonds                      10.375        11/15/12(C)             11,328               14,152              14,565
                                                                               -----------          -----------         -----------

     Total                                                                     $ 3,269,328          $ 1,346,636         $ 1,698,590
                                                                               ===========          ===========         ===========

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 2000

         Portfolio No.                                                                              Adjusted
         and Title of                        Interest                             Face                 Cost                Value
          Securities                           Rate       Maturities             Amount              (Note A)            (Note A)
Series K (2004 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%        2/15/04            $12,010,000          $ 9,959,402         $10,279,587
2    U.S. Treasury Notes                       5.875        2/15/04                 72,796               74,975              74,286
                                                                               -----------          -----------         -----------

     Total                                                                     $12,082,796          $10,034,377         $10,353,873
                                                                               ===========          ===========         ===========

Series K (2014 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%        2/15/14            $39,039,000          $18,536,305         $18,987,750
2    U.S. Treasury Bonds                      11.250        2/15/15                122,931              187,995             192,108
                                                                               -----------          -----------         -----------

     Total                                                                     $39,161,931          $18,724,300         $19,179,858
                                                                               ===========          ===========         ===========

Series L (2019 Trust)

1    Stripped Treasury
       Securities (Note B)                        0%        2/15/19            $10,541,000          $ 3,297,343         $ 3,780,519
2    U.S. Treasury Bonds                      8.875%        2/15/19                 41,643               52,647              57,222
                                                                               -----------          -----------         -----------

     Total                                                                     $10,582,643          $ 3,349,990         $ 3,837,741
                                                                               ===========          ===========         ===========

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO PORTFOLIOS
AS OF DECEMBER 31, 2000

Note A - See Note 1 to Financial Statements.

Note B - Stripped Treasury Securities consist of one or more of the following types of securities: (a) U.S. Treasury debt obligations which have been stripped of their remaining interest coupons, (b) interest coupons which have been stripped from U.S. Treasury debt obligations, and (c) receipts or certificates for underlying stripped U.S. Treasury debt obligations. The receipts or certificates evidence ownership of future interest or principal payments on U.S. Treasury notes or bonds. The receipts or certificates are issued in registered form by a major bank which acts as custodian and nominal holder of the underlying stripped U.S. Treasury debt obligations. The Stripped Treasury Securities are payable in full at maturity at their stated maturity amount and are not subject to redemption prior to maturity. The Stripped Treasury Securities do not make any periodic payments of interest.

Note C - Callable at par commencing 11/15/07.

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

59828-12/00